2023 ANNUAL MEETING
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Civitas Resources, Inc.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2023
Dear Stockholder:
You are cordially invited to join us for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Civitas Resources, Inc. (the “Company”). The Annual Meeting will be held on Thursday, June 1, 2023, at 12:00 noon (MDT). The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CIVI2023.
We are excited to utilize the virtual stockholder meeting technology to provide expanded access as well as cost savings to our stockholders and the Company.
The materials following this letter include the formal Notice of Annual Meeting of Stockholders and the proxy statement. The proxy statement describes the business to be conducted at the Annual Meeting, including (i) the election of nine directors; (ii) the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2023 fiscal year; (iii) the approval, on a non-binding advisory basis, of the compensation of our named executive officers; (iv) the approval of amendments to our certificate of incorporation to create a right of stockholders to call a special meeting; (v) the approval of amendments to our certificate of incorporation to create a right of stockholders to take action by written consent; (vi) the approval of an amendment to our certificate of incorporation to limit the liability of certain officers of the Company; (vii) the approval of an amendment to our certificate of incorporation to permit stockholders to fill certain vacancies on our board of directors; (viii) the approval of an amendment to our certificate of incorporation to add a federal forum selection provision; and (ix) the approval of the amendment and restatement of our certificate of incorporation to clarify and modernize our certificate of incorporation.
Whether you own a few or many shares of our stock, it is important that your shares be represented. Regardless of whether you participate in the Annual Meeting online, please take a moment now to vote your proxy by completing and signing the enclosed proxy card and promptly returning it in the envelope provided, or by granting a proxy and giving voting instructions by telephone or the Internet. Instructions on how to vote your shares are located on your proxy card or on the voting instruction card provided by your broker.
The officers and directors of the Company appreciate and encourage stockholder participation. We look forward to your participation at the Annual Meeting.
Sincerely,
Chris Doyle
President and Chief Executive Officer

CIVITAS RESOURCES, INC.
555 17th Street
Suite 3700
Denver, Colorado 80202
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Civitas Resources, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Civitas Resources, Inc. (the “Company”) will be held on Thursday, June 1, 2023, at 12:00 noon (MDT), as a virtual meeting (the “Annual Meeting”). You will be able to vote your shares and submit questions during the Annual Meeting via a live audio webcast at www.virtualshareholdermeeting.com/CIVI2023. The Annual Meeting is being held for the following purposes:
1)
To elect nine directors named in this proxy statement to our board of directors;

2)
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for 2023;

3)
To approve, on an advisory basis, the compensation of our named executive officers;

4)
To approve amendments to our certificate of incorporation to create a right of stockholders to call a special meeting;

5)
To approve amendments to our certificate of incorporation to create a right of stockholders to take action by written consent;

6)
To approve an amendment to our certificate of incorporation to limit the liability of certain officers of the Company;

7)
To approve an amendment to our certificate of incorporation to permit stockholders to fill certain vacancies on our board of directors;

8)
To approve an amendment to our certificate of incorporation to add a federal forum selection provision;

9)
To approve the amendment and restatement of our certificate of incorporation to clarify and modernize our certificate of incorporation; and

10)
To transact such other business as may properly come before the Annual Meeting.

These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on April 14, 2023.
By Order of the Board of Directors,
Travis L. Counts
Chief Legal Officer and Secretary
Denver, Colorado
April 26, 2023
YOUR VOTE IS IMPORTANT
Please sign, date, and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by telephone or the Internet, so that you may be represented at the Annual Meeting. Instructions are on your proxy card or on the voting instruction card provided by your broker.

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CIVITAS RESOURCES, INC.
555 17th Street
Suite 3700
Denver, Colorado 80202
PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
The Board of Directors (the “Board”) of Civitas Resources, Inc. (“we,” “us,” “our,” “Civitas,” or the “Company”) requests your proxy for the Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Thursday, June 1, 2023, at 12:00 noon (MDT), as a virtual meeting. Distribution of these proxy solicitation materials is scheduled to begin on or about April 26, 2023. By granting the proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time-to-time and to vote your shares at any adjournments or postponements of the Annual Meeting. If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy.
GENERAL INFORMATION
This year’s Annual Meeting will be held entirely online, which will be conducted through an audio webcast. You must be a Civitas stockholder as of the close of business on April 14, 2023 in order to participate in the Annual Meeting. Stockholders will be able to attend, vote their shares, and submit questions during the Annual Meeting via a live audio webcast available by visiting the following website, www.virtualshareholdermeeting.com/CIVI2023. To join the Annual Meeting, you will need the 16-digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Annual Meeting.
Our stockholder question and answer session will include questions submitted live during the Annual Meeting. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/CIVI2023.
The Annual Meeting will begin promptly at 12:00 noon (MDT). Online check-in will begin at 11:50 a.m. (MDT), and you should allow ample time for the online check-in procedures.
If you are a stockholder of record you may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must: (i) grant a new proxy bearing a later date (which automatically revokes your earlier proxy), (ii) provide written notice of the revocation to our Company’s Secretary at our principal office, which such written notice must be received prior to the Annual Meeting, (iii) submit your vote electronically through the Internet before it is voted at the Annual Meeting, (iv) call by telephone to the number provided in your proxy card after the grant of the proxy, or (v) attend the virtual Annual Meeting online and vote using your 16-digit Control Number. For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the meeting.
Stockholders of Record and Beneficial Owners

Most of the Company’s stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholders of Record.   If your shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to those shares, and proxy materials are being sent by our transfer agent directly to you. As a stockholder of record, you have the right to vote by proxy or to vote your shares during the Annual Meeting. The proxy materials include a proxy card for the Annual Meeting.
Beneficial Owners.   If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and proxy materials will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote. The proxy materials should include a proxy card or a voting instruction card for the Annual Meeting.
Quorum and Voting

Voting Stock.   The Company’s common stock, par value $0.01 per share (the “common stock”), is the only class of securities that entitles holders to vote generally at meetings of the Company’s stockholders. Each share of common stock outstanding on the record date is entitled to one vote.
Record Date.   The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 14, 2023. As of the record date, 80,299,101 shares of the Company’s common stock were outstanding and are entitled to be voted at the Annual Meeting.
Quorum and Adjournments.   The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.
If a quorum is not present, the chair of the meeting or a majority of the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.
Vote Required.   In an “uncontested” (as defined by our bylaws) election, directors shall be elected by a majority of the votes cast by holders of shares of the Company’s capital stock entitled to vote in the election of directors at any meeting of stockholders at which a quorum is present. In a “contested” (as defined by our bylaws) election, directors shall be elected by a plurality of the votes cast by holders of shares of the Company’s capital stock entitled to vote in the election of directors at any meeting of stockholders at which a quorum is present. The ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2023 fiscal year will require the affirmative vote of the holders of at least a majority of the shares present, in person or by proxy, and entitled to vote with respect to these matters. Each of the Charter Proposals will require the affirmative vote of the holders of at least a majority of the shares outstanding: (i) the approval, on a non-binding advisory basis, of the compensation of our named executive officers; (ii) the approval of amendments to our certificate of incorporation to create a right of stockholders to call a special meeting (the “Special Meeting Amendment”); (iv) the approval of amendments to our certificate of incorporation to create a right of stockholders to take action by written consent (the “Written Consent Amendment”); (v) the approval of an amendment to our certificate of incorporation to limit the liability of certain officers of the Company (the “Officer Exculpation Amendment”); (vi) the approval of an amendment to our certificate of incorporation to permit stockholders to fill certain vacancies on our board of directors (the “Board Vacancies Amendment”); (vii) the approval of an amendment to our certificate of incorporation to add a federal forum selection provision (the “Federal Forum Selection Amendment”); and (vii) the approval of the amendment and restatement of our certificate of incorporation to clarify and modernize our certificate of incorporation (the “New Certificate Amendment” and, together with the Special Meeting Amendment, Written Consent Amendment, Officer Exculpation Amendment, Board Vacancies Amendment and Federal Forum Selection Amendment, the “Charter Proposals”). An automated system will tabulate the votes cast by proxy for the Annual Meeting, and the inspector of elections will tabulate votes cast in person at the Annual Meeting. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to

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vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote on non-discretionary items absent instructions from the beneficial owner (a “broker non-vote”).
Non-discretionary items include the election of directors, the approval, on an advisory basis, of the compensation of the Company’s named executive officers and the Charter Proposals. For ratification of the selection of the Company’s independent registered public accountant, brokers will have discretionary authority in the absence of timely instructions from their customers. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Neither abstentions nor broker non-votes will have any effect on the outcome of voting on the director election, subject to the Company’s Director Resignation Policy further described under “Proposal One — Election of Directors” below, or on the advisory vote on compensation of our named executive officers. For purposes of voting on the ratification of the selection of the Company’s independent registered public accountant for 2023, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal. For purposes of voting on the Charter Proposals, abstentions will have the effect of a vote against the proposal. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the Charter Proposals.
Default Voting.   A proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:
•
FOR the election of the nine nominees for director;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2023 fiscal year;

•
FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•
FOR the approval of amendments to our certificate of incorporation to create a right of stockholders to call a special meeting;

•
FOR the approval of amendments to our certificate of incorporation to create a right of stockholders to take action by written consent;

•
FOR the approval of an amendment to our certificate of incorporation to limit the liability of certain officers of the Company;

•
FOR the approval of an amendment to our certificate of incorporation to permit stockholders to fill certain vacancies on our board of directors;

•
FOR the approval of an amendment to our certificate of incorporation to add a federal forum selection provision; and

•
FOR the approval of the amendment and restatement of our certificate of incorporation to clarify and modernize our certificate of incorporation.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of your proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

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DIRECTORS AND EXECUTIVE OFFICERS
After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal One — Election of Directors” below, the Board will be, and, as of the date of this proxy statement, the executive officers of the Company are:
Name	Age	Title
Wouter van Kempen	53	Chair of the Board
Deborah Byers	61	Director
Morris R. Clark	55	Director
Carrie M. Fox	39	Director
Carrie L. Hudak	47	Director
James M. Trimble	74	Director
Howard A. Willard III	59	Director
Jeff E. Wojahn	60	Director
M. Christopher Doyle	50	President, Chief Executive Officer and Director
Brian D. Cain	42	Chief Sustainability Officer
Travis L. Counts	45	Chief Legal Officer and Secretary
Marianella Foschi	35	Chief Financial Officer
Sandra K. Garbiso	44	Chief Accounting Officer
T. Hodge Walker	52	Chief Operating Officer
The members of the Board shall serve one-year terms. The Company’s bylaws provide that the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until such director’s successor is elected and qualified or until the director’s earlier death, resignation, or removal. The current terms of the directors will expire at the Annual Meeting.
Set forth below is biographical information about the Company’s nominees for director and the Company’s executive officers.
Wouter van Kempen joined our Board as Chair on February 22, 2023, and is a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. van Kempen previously served as DCP Midstream GP, LLC’s (“DCP Midstream”) Chief Executive Officer since January 2013, Chairman since January 2014, and President since February 2016, until he resigned in December 2022. He was also the Chairman, President and Chief Executive Officer for DCP Midstream, LLC, which is the owner of DCP Midstream, from January 2013 until December 2022. Mr. van Kempen was previously DCP Midstream’s President and Chief Operating Officer from September 2012 until January 2013, where he led the gathering and processing and the marketing and logistics business units and oversaw all corporate functions of the organization; President, Gathering and Processing, from January 2012 to August 2012; and President, Midcontinent Business Unit, and Chief Development Officer, from August 2010 to December 2011. Prior to joining DCP Midstream in August 2010, Mr. van Kempen was President of Duke Energy Generation Services (“Duke Energy”) from September 2006 to July 2010 and Vice President of Mergers and Acquisitions of Duke Energy from December 2005 to September 2006. Mr. van Kempen joined Duke Energy in 2003 and served in a number of management positions. Prior to Duke Energy, Mr. van Kempen was employed by General Electric, where he served in increasing roles of responsibility, becoming the staff executive for corporate mergers and acquisitions in 1999. Mr. van Kempen holds a Masters in Business Economics from Erasmus University Roterdam, The Netherlands. The Board has concluded that Mr. van Kempen is qualified to serve as a director because of his extensive operational and development experience in the energy industry and his experience serving as chief executive officer of other public energy companies.
Deborah Byers joined our Board on February 22, 2023, and is a member of the Audit Committee and the Environmental, Social, and Governance (“ESG”) Committee. Ms. Byers retired as a Partner from Ernst & Young LLP (“EY”) in July 2022 after 36 years of service in Public Accounting while holding multiple

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leadership roles. From July 2018 to her retirement, she was EY’s Americas Industry Leader overseeing the markets and growth strategy across its primary industry markets including Energy, Industrials & Automotive, Consumer, Technology, Telecom, Media & Entertainment, Healthcare & Life Sciences, Real Estate, Private Equity, and Government. Ms. Byers was EY’s Houston Office Managing partner and US Energy Leader from July 2013 to July 2018, and Managing Partner of the Southwest Region Strategy & Transactions business unit from July 2008 to July 2013. In these roles, she was a leader in the global energy markets and worked with corporations and investment funds in all phases of energy investment across the sector. Ms. Byers currently serves as a member of the board of directors of Excelerate Energy, Inc. and Kinetik Inc. where she is the Audit Committee Chair overseeing key areas of financial reporting, ESG, and overall enterprise risk. Ms. Byers remains very active mentoring young professionals and is passionate about supporting women in energy while engaging publicly on all things Energy Transition and Transformation. Ms. Byers holds a BBA from Baylor University in Waco Texas and is a Certified Public Accountant. The Board has concluded that Ms. Byers is qualified to serve as a director because of her financial expertise and years of experience and leadership overseeing various markets and growth strategy, with focus on energy markets and investments across the sector.
Morris R. Clark joined our Board on November 1, 2021, and serves as Chair of the Audit Committee and is a member of the Compensation Committee. Mr. Clark served as a director of Extraction from January 2021 through October 31, 2021. Mr. Clark previously served as Vice President and Treasurer of Marathon Oil Corporation from 2014 to 2019 and Assistant Treasurer from 2007 to 2014. Following Mr. Clark’s retirement from Marathon in 2019, he continues to be involved with several community-based and educational organizations, with a focus on higher education and broadband accessibility in underserved communities. Prior to Marathon, Mr. Clark served as Senior Tax Counsel at Enron North America, as a Tax Attorney at the law firm of Bracewell & Patterson, and as a Senior Accountant with Touche Ross & Company. Mr. Clark serves on the Board of Directors for Sitio Royalties Corp. and also on the Board of Trustees for the University of St. Thomas in Houston, Texas. He holds a bachelor’s degree in Accounting from Southern University, a Juris Doctor from Tulane Law School, and a Master of Laws from New York University School of Law. The Board has concluded that Mr. Clark is qualified to serve as a director because of his financial expertise, including corporate finance, accounting and taxation, and years of executive management experience in the oil and gas industry.
Carrie M. Fox joined our Board on November 1, 2021, and is a member of the ESG Committee and the Nominating and Corporate Governance Committee. Ms. Fox served as a director of Extraction from January 2021 through October 31, 2021. Ms. Fox is currently the President and Chief Executive Officer of Driltek Inc., a privately held global onshore and offshore upstream operations and decommissioning company. She founded Cygnet Resources, a real property investment company, in September 2020. Before Driltek Inc., Ms. Fox served as the Vice President of Business Development for California Resources Corporation from 2014 to 2020. Ms. Fox previously served in multiple positions for Occidental Petroleum, including Reservoir Management Team Leader, from 2012 to 2014, Manager of California State Government Affairs from 2010 to 2012, and as a Reservoir and Production Engineer from 2006 to 2010. Ms. Fox currently serves as a director of Rice Acquisition Corp. II, a publicly traded special purpose acquisition company focused on the energy transition sector, since June 2021. She holds a Bachelor of Science in Engineering from California Polytechnic State University. The Board has concluded that Ms. Fox is qualified to serve as a director because of her financial accounting experience and years of executive management experience in the oil and gas industry.
Carrie L. Hudak joined our Board in October 2019 and is the Chair of the ESG Committee and a member of the Audit Committee. Ms. Hudak served as Vice President of DJ Basin Development for Anadarko Petroleum Corporation, an oil and natural gas exploration and production company, from May 2017 to September 2019. Prior to that, Ms. Hudak served in various management positions at Anadarko, including General Manager of DJ Basin Development and Execution from March 2016 to May 2017, and Director, Rockies Business Development from November 2014 to March 2016. Ms. Hudak previously served the non-profit organization, Coloradoans for Responsible Energy Development, as its Chair from 2018 to 2019, and as a Board Member from 2017 to 2018. Ms. Hudak also served as Treasurer and Executive Board Member for the Colorado Oil and Gas Association from 2017 to 2019. Ms. Hudak received her Master’s Degree in Geology from Duke University and her Bachelor’s Degree in Geology from Miami University.

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Ms. Hudak’s extensive experience in the oil and gas industry, and particularly her work in the DJ Basin, has led the Board to conclude that she has the expertise necessary to serve as a director of the Company.
James M. Trimble joined our Board on November 1, 2021, and serves as a member of the Audit Committee and the ESG Committee. Mr. Trimble served on the board of Crestone Peak Resources, a private E&P company, from 2016 through October 31, 2021, and served as its Chair beginning in 2018. He was previously the Interim Chief Executive Officer and President of Stone Energy Corporation from 2017 to 2018. Mr. Trimble was President and Chief Executive Officer of PDC Energy, Inc. (“PDC”) from 2011 to 2015. Prior to PDC, he founded and also led several oil and gas companies focused primarily on drilling in Texas, Louisiana and Oklahoma. In addition, Mr. Trimble served as the Senior Vice President of Exploration and Production for Cabot Oil and Gas for 17 years. Mr. Trimble holds a Bachelor of Science in Petroleum Engineering from Mississippi State University. He is a registered Professional Engineer in the State of Texas. He is active and has served on the board of several professional organizations including the Independent Oil and Gas Association of Pennsylvania, the Independent Oil and Gas Association of West Virginia, the Independent Petroleum Association of America, the American Petroleum Institute, the Society of Petroleum Engineers, and the Texas Independent Producers & Royalty Owners Association. He is an honorably discharged Officer from the United States Army after serving 10 years of active and reserve duties. Mr. Trimble has served on the Board of Directors for Callon Petroleum Corporation since March 2012, Stone Energy from March 2017 to May 2018 when it merged with Talos Energy, and on the Talos Energy board until May 2021. The Board has concluded that Mr. Trimble is qualified to serve as a director because of his expertise in petroleum engineering and experience serving as chief executive officer and director of other public and private oil and gas companies.
Howard A. Willard III joined our Board on November 1, 2021, and is Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Mr. Willard was the Chairman and Chief Executive Officer of Altria Group, Inc. from May 2018 to April 2020. Previously, Mr. Willard was Altria’s Executive Vice President and Chief Operating Officer from March 2015 to May 2018, and the Executive Vice President and Chief Financial Officer from January 2011 to February 2015. Mr. Willard joined Altria in 1992 as Assistant Controller and progressed through a series of more senior positions. Prior to Altria Group Mr. Willard worked at Salomon Brothers and Bain & Co. Mr. Willard also served as board member of SABMiller plc from 2009 to July 2015. He holds a Bachelor of Arts from Colgate University and a Master of Business Administration from the University of Chicago. The Board has concluded that Mr. Willard is qualified to serve as a director because of his significant experience in large public company executive management and board roles.
Jeff E. Wojahn joined our Board on November 1, 2021, and is Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. From November 2014 through October 31, 2021, Mr. Wojahn served as a director of Bonanza Creek, the Company’s predecessor. Mr. Wojahn served as Executive Vice President of Encana Corporation, an oil and natural gas E&P company, from 2003 to 2013, and was President of Encana Oil & Gas (USA) Inc. from 2006 to 2013. Beginning in 1985, Mr. Wojahn held senior management and operational positions in Canada and the United States and has extensive experience in unconventional resource play development. He has served as the Executive Chairman of KODA Resources, LLC since March 2017 and served as a Strategic Advisory Board member for Morgan Stanley Energy Partners from October 2014 until April 2017. Mr. Wojahn serves on the board of directors of Ranger Oil Corporation. He received his B.S. in Geophysics from the University of Calgary in 1985. The Board has concluded that Mr. Wojahn is qualified to serve as a director because of his extensive experience of over 30 years in the oil and gas industry and his significant operational and development experience as an executive of other oil and gas companies.
Chris Doyle was named the Company’s President and Chief Executive Officer on May 2, 2022, and joined our Board on July 27, 2022. Prior to joining Civitas in 2022, Mr. Doyle was President and CEO of Primexx Energy Partners, Ltd. (“Primexx”) and CEO of Rock Ridge Royalty Company from September 2020 through March 2, 2022, privately held companies with exploration and production assets and minerals throughout the Delaware Basin of West Texas. From April 2016 to September 2020, he served as President and CEO of Olympus Energy LLC (“Olympus”), a privately-held energy company specializing in upstream and midstream development focused in the southwest Pennsylvania portion of the Appalachian Basin. Prior to Olympus, he served as Executive Vice President of Operations at Chesapeake Energy Corporation

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(“Chesapeake”), where he was responsible for the company’s Marcellus and Utica developments in the Appalachian Basin and the Powder River Basin assets in Wyoming. In addition, Mr. Doyle was responsible for Chesapeake’s Marketing, Midstream, Supply Chain, and centralized Operations and Technical Support. Prior to Chesapeake, he spent 18 years at Anadarko Petroleum in various leadership roles, most recently as Vice President of Operations for the Southern and Appalachia Region. Mr. Doyle previously served on the boards of Guidon Energy LLC, Primexx, and Olympus. Mr. Doyle holds a B.S. in Petroleum Engineering from Texas A&M University and an M.B.A. from Rice University. The Board has concluded that Mr. Doyle is qualified to serve as a director because of his expertise in petroleum engineering and his extensive operational and development experience in the energy industry as well as his experience serving as chief executive officer and director of other public and private oil and gas companies.
Brian D. Cain was named the Company’s Chief Sustainability Officer on November 1, 2021. From April 2017 through October 31, 2021, Mr. Cain served as Vice President of External Affairs and ESG Policy for Extraction, where he oversaw Extraction’s peer-leading ESG program, directed government and community relations, and served as company spokesperson. Prior to joining Extraction in 2017, Mr. Cain served as Vice President, Energy Practice, for Hill & Knowlton Strategies from 2014-2017, where he advised leading energy companies on public policy issues, media, and crisis strategy. Mr. Cain had previously served in global spokesperson and policy issues advocacy roles for Anadarko Petroleum and Chevron Phillips. He holds a bachelor’s degree from Texas A&M University and an MBA from Tulane University. In 2019, Mr. Cain was recognized as a Denver Business Journal 40 Under 40 winner.
Travis L. Counts has served as Chief Legal Officer and Secretary of the Company since August 1, 2022. Mr. Counts previously served as a Partner at Bracewell LLP (“Bracewell”), an international law firm based in Houston, Texas, from September 2021 through July 31, 2022. Prior to joining Bracewell, Mr. Counts was an executive advisor and consultant for ConocoPhillips from January 2021 to June 2021. From April 2013 until January 2021, he held various officer positions at Concho Resources Inc. prior to its acquisition by ConocoPhillips, including Senior Vice President, General Counsel and Corporate Secretary beginning in 2017. Mr. Counts also held in-house legal positions at Halcon Resources Corporation and Petrohawk Energy Corporation from 2010 to 2013. Prior to joining Petrohawk Energy Corporation, Mr. Counts was an equity member at Hinkle Elkouri Law Firm L.L.C. Mr. Counts holds a Bachelor of Arts from Vanderbilt University and a Juris Doctor from Tulane University School of Law.
Marianella Foschi has served as Chief Financial Officer for the Company since November 1, 2021. Ms. Foschi served as Chief Financial Officer for Extraction from January 2021 through October 31, 2021 and was Extraction’s Vice President, Finance from September 2019 to January 2021. She previously served as Director of Finance at Extraction from May 2015 until September 2019. Prior to joining Extraction, from 2012 to 2015 Ms. Foschi was an Associate at The Blackstone Group in Houston, Texas, focused on mezzanine debt and equity investments across the energy sector. While at The Blackstone Group, Ms. Foschi was responsible for investing $1.5 billion of private capital in the energy sector. From 2010 to 2012, Ms. Foschi was an energy investment banker at Credit Suisse where she developed her expertise in debt, equity, and advisory assignments for exploration and production, midstream and oilfield services companies. Ms. Foschi holds a Bachelor in Business Administration (Finance) and a Bachelor of Arts in Economics, both from the University of Texas.
Sandra K. Garbiso has served as Chief Accounting Officer for the Company since November 2017. Ms. Garbiso joined the Company in 2014 and served as Controller from June 2016 through November 2017. Prior to joining the Company, Ms. Garbiso was the Controller at Republic Financial Corporation from January 2013 to January 2014, and was the Financial Reporting Manager at SM Energy Company from December 2007 to December 2012. Ms. Garbiso has an accounting degree from the University of Northern Colorado.
T. Hodge Walker has served as Chief Operating Officer for the Company since April 5, 2023. Prior to joining Civitas in 2023, Mr. Walker served as vice president of Chevron Corporation’s (“Chevron”) Rockies Business Unit since October 2020, when Chevron acquired Noble Energy, Inc. (“Noble”). Prior to joining Chevron, Mr. Walker served as director of Noble Midstream GP since July 2018, Senior Vice President responsible for Noble’s U.S. onshore operations since February 2018 and Noble’s Vice President of West Africa and the U.S. Gulf of Mexico since 2014. Additionally, he served as Director of Strategic Planning, Environmental Analysis, and Reserves; managed Noble’s operated West Africa assets, non-operated

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international assets, and frontier business ventures and was a member of the Noble business development team since 2007. Prior to joining Noble in 2007, Mr. Walker held various positions at Amoco Corporation and BP America. Inc. Mr. Walker earned a Bachelor of Science and Masters in Geology from Louisiana State University and completed the Harvard Advanced Management Program in 2018. Mr. Walker is active in the energy industry and serves on the board of directors for the Colorado Oil and Gas Association and the Department of Geology at Louisiana State University and served on the board of directors for Coloradans for Responsible Energy Development.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	8

CORPORATE GOVERNANCE
Our Company

Civitas Resources, Inc. is an independent Denver-based exploration and production company focused on the acquisition, development, and production of oil and associated liquids-rich natural gas in the Rocky Mountain region, primarily in the Denver-Julesburg Basin (the “DJ Basin”) of Colorado. At year-end 2022, the Company had approximately 470,000 net acres of large, contiguous acreage blocks in some of the most productive areas of the DJ Basin. The DJ Basin is one of the premier oil and natural gas resource plays in the United States, benefiting from a low-cost structure, mature infrastructure, strong production efficiencies, multiple producing horizons, multiple service providers, established reserves, and prospective drilling opportunities, which helps facilitate predictable production and reserve growth.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company’s Corporate Governance Guidelines cover the following principal subjects:
•
Process for Director Selections;

•
Qualifications and Responsibilities of Directors;

•
Committees of the Board;

•
Director Access to Management and Independent Advisors;

•
Director Compensation;

•
Director Orientation and Continuing Education;

•
Chief Executive Officer Evaluation and Management Succession;

•
Annual Performance Evaluations;

•
The Company’s Code of Business Conduct and Ethics;

•
Term Limits for Directors; and

•
Changed Circumstances of the Company’s Directors.

Our Corporate Governance Guidelines, including a copy of the current “Code of Business Conduct and Ethics,” are posted on the Governance section of our website at www.civitasresources.com. Our Corporate Governance Guidelines are reviewed annually and as necessary by our Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board for its approval.
The New York Stock Exchange (the “NYSE”) has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes our Corporate Governance Guidelines comply with the NYSE rules.
Board Leadership

Our Board has separated the Chair and Chief Executive Officer roles. We believe this leadership structure permits the Chief Executive Officer to focus on managing our business and allows the Chair to function as an important liaison between management and the Board, enhancing the ability of the Board to provide oversight of the Company’s management and affairs. Our Chair provides input to our Chief Executive Officer and is responsible for presiding over the meetings of the Board and executive sessions of the independent directors, which we expect will be held at every regularly scheduled Board meeting in 2023. Our Chief Executive Officer is responsible for setting the Company’s strategic direction and for the day-to-day leadership performance of the Company. Based on current circumstances, the direction of the Company, and the experienced membership of our Board, our Board believes that separate roles for our Chair and our Chief Executive Officer, coupled with a majority of independent directors and strong corporate governance guidelines, is the most appropriate leadership structure for the Company and its stockholders at this time.

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Communications with the Board

Stockholders or other interested parties can contact any director (including the Chair of the Board), any committee of the Board, or our independent directors as a group, by writing to them at 555 17th Street, Suite 3700, Denver, Colorado 80202, Attention: Secretary. All such communications will be forwarded to the appropriate member(s) of the Board. Comments or concerns relating to the Company’s accounting, internal accounting controls, or auditing matters will be referred to members of the Audit Committee.
Director Independence

The Company’s standards for determining director independence require the assessment of our directors’ independence each year, and periodically as circumstances change. A director cannot be considered independent unless the Board affirmatively determines that such director does not have any material relationship with the Company, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE. The Board assesses the independence of each independent director and each independent nominee for director under the Company’s Corporate Governance Guidelines and the independence standards of the NYSE, and has determined that Mses. Fox, Hudak, and Byers and Messrs. Clark, van Kempen, Trimble, Willard, and Wojahn are independent. As the Company’s Chief Executive Officer, Mr. Doyle is not currently considered an independent director. We have made the determination that all members of the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent, thus satisfying NYSE listing standards.
Director Qualifications

Our Board believes that individuals who serve as directors should have demonstrated notable or significant achievements in business, education, or public service; should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of the Company’s stockholders. Our Corporate Governance Guidelines limit the number of boards on which a director may sit to no more than four other public company boards in the absence of obtaining the Board’s prior approval. The following are our desired qualifications, experience, and skills for Board members, which are important to the Company’s business and its future:
•
Leadership Experience — The Company seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. The directors should demonstrate practical management experience, skills for managing change, and deep knowledge of industries, geographies, and risk management strategies relevant to the Company. They should have experience in identifying and developing the Company’s current and future leaders. The relevant leadership experience the Company seeks includes a past or current leadership role in a major public company or recognized privately held entity; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

•
Finance Experience — The Company believes that all directors should possess an understanding of finance and related reporting processes. The Company also seeks directors who qualify as an “audit committee financial expert” as defined in the SEC’s rules.

•
Industry Experience — The Company seeks directors who have relevant oil and gas industry experience.

•
Diversity of Backgrounds — Although the Board has not established any formal diversity policy to be used to identify director nominees, it is committed to actively seeking women and minority candidates as well as individuals with diverse backgrounds, skills, and experiences. When assessing a Board candidate’s background, skills, and experiences, the Nominating and Corporate Governance Committee takes into consideration a broad range of relevant factors, including a candidate’s ethnic status, gender, professional, cultural, political, and geographic background. In 2022, the Board of Directors established a target that its gender-composition be at least 30% female by the time of Civitas’

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2023 annual shareholder meeting. With the addition of Ms. Byers to the Board and the continuation of service on the Board of Ms. Fox and Ms. Hudak, Civitas met its Board gender-composition target.
The following matrix summarizes the key knowledge, skills, and experience that qualifies each director for our Board.
	Continuing Directors							New Directors in 2023
	Morris Clark	Carrie Fox	Carrie Hudak	James Trimble	Howard Willard	Jeff Wojahn	M. Christopher Doyle	Deborah Byers	Wouter Van Kempen
Leadership Experience
Industry	✓	✓	✓	✓		✓	✓		✓
Government / Academic / Services								✓
Financial
Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓	✓
Audit Committee Financial Expert	✓			✓				✓
Education / Substantive Background
Engineering		✓		✓		✓	✓
Accounting	✓							✓
Finance	✓	✓	✓	✓	✓	✓	✓		✓
Legal	✓
Sciences		✓	✓			✓	✓
Diversity
Gender		✓	✓					✓
Ethnicity	✓							✓
Public Company C-Level Experience
CEO				✓	✓		✓		✓
CFO					✓
COO					✓		✓		✓
Private Company C-Level Experience
CEO		✓		✓		✓	✓
CFO		✓
COO			✓
Public Company Board Experience
Board Member	✓	✓	✓	✓	✓	✓	✓	✓	✓

CIVITAS RESOURCES, INC. 2023 Proxy Statement	11

Independent Director Share Ownership Requirements

In the past, our independent directors have been subject to our Stock Ownership Policy, which required that each holds shares of the Company’s stock with a fair market value equal to five times such independent director’s annual cash retainer (subject to a defined period of allowable time in which to reach this ownership level). Effective November 1, 2021, the independent directors’ annual cash retainer was reduced to zero, and their equity award program was restructured. Further, for so long as they remain Civitas independent directors, all independent directors are now required to retain ownership of all Civitas shares that they receive as a result of their future equity awards as well as the equity awards they received under the predecessor director compensation plans at Bonanza Creek Energy, Inc., Extraction Oil & Gas, Inc., and Crestone Peak Resources.
As a result of these changes, which increased the directors’ stock ownership requirements from what they had been previously, the independent directors were removed from the scope of our Stock Ownership Policy.
Anti-Hedging and Anti-Pledging Policies

Our Insider Trading Policy prohibits all directors, officers of the level of Vice President and above, and certain key employees in accounting, legal, and other departments (collectively, “Insiders”) from engaging in short-term trading involving Company stock in the absence of the Company’s advance approval. Our Insider Trading Policy further prohibits options trading, short sales, trading on margin, hedging, and the buying or selling of puts or calls with respect to the Company’s securities, without advance approval.
Our Stock Ownership Policy prohibits the Company’s executive officers (as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended) from pledging as collateral for a loan any of the Company’s common stock that they own or have a right to receive.
Oversight of Risk Management

While the Board oversees our risk management processes, with particular focus on the most significant risks we face, management is responsible for day-to-day risk management. We believe this division of responsibilities is the most effective approach for addressing the risks we face.
We also believe that the current Board leadership structure, with Mr. van Kempen serving as our Chair of the Board and Mr. Doyle serving as our President and Chief Executive Officer, supports this approach by facilitating communication between management and the Board regarding risk management issues. We also believe that this design places the Board in a better position to evaluate the performance of management, more efficiently facilitates communication of the views of the independent directors, and contributes to effective corporate governance. The Board realizes, however, that it is not possible or desirable to eliminate all risk and that appropriate risk-taking is essential in order to achieve the Company’s objectives.
Except as discussed below and in the section “Cybersecurity Risk Management,” the Board oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board:
•
provides governance and oversight for the financial and commodity risks assumed by the Company and approves the policies and periodically reviews and discusses with the members of management the procedures and systems in place to identify, review, and mitigate the Company’s exposure to such risks;

•
along with the Company’s Audit Committee, reviews the Company’s commodity price risk and hedging strategy with executive management at least quarterly and provides oversight of the Company’s hedging policy; and

•
reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Company’s Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as

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commodity price risk and the credit risks associated with counterparty exposure. Management and the Company’s independent registered public accountants report regularly to the Audit Committee on those subjects.
The Company’s Compensation Committee periodically reviews our compensation programs to ensure that they do not encourage excessive risk-taking and reports its significant findings to the full Board.
Cybersecurity Risk Management

The Board considers cybersecurity risk to be an important potential risk to our business. The Company’s Audit Committee maintains oversight of cybersecurity and other information technology risks affecting the Company. As such, management provides regular reports to the Audit Committee regarding cybersecurity and other information technology risks. These management updates are designed to inform the Audit Committee of any potential risks relating to information security or data privacy as well as any relevant mitigation or remediation tactics being implemented.
Our Director and Head of Information Technology (“DHIT”) oversees our information security program and is responsible for leading enterprise-wide cyber resilience strategy, policy, standards, architecture, and processes. The DHIT reports to the Chief Legal Officer and serves as the designated leader for cyber or data-related incident response activities. The DHIT regularly and routinely reviews our security model and its practices and future initiatives with external auditors to ensure alignment with industry best practices, changes in audit compliance requirements, and adherence to planned business objectives.
The Company devotes significant resources to protecting and continuing to improve the security of our computer systems, software, networks, and other technology assets. Our security efforts are designed to preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of, the Company and protect against, among other things, cybersecurity attacks by unauthorized parties attempting to obtain access to confidential information, destroy data, disrupt or degrade service, sabotage systems, or cause other damage.
We identify and address information security risks by employing a defense-in-depth methodology that provides multiple, redundant defensive measures and prescribes actions to take in case a security control fails or a vulnerability is exploited. We leverage internal resources, along with strategic external partnerships, to mitigate cybersecurity threats to the Company and conduct various third-party assessments. We deploy both commercially available solutions and proprietary systems to manage threats to our information technology environment actively.
In addition to ensuring adequate safeguards are in place to minimize the chance of a successful cyber-attack, the Company has established well-defined response procedures to effectively address cyber events that may occur despite these robust safeguards. These response procedures are designed to identify, analyze, contain, and remediate such cyber incidents to ensure a timely, consistent, and compliant response to actual or attempted data incidents impacting the Company. The Company devotes appropriate resources and enlists partners to adapt to the evolving threat landscape.
To ensure that all employees understand their role in keeping the Company safe from cyber-attacks, the Company provides information security training on protecting corporate data and digital assets. This training encompasses everything from password protection and social media expectations to physical asset protections. Targeted training is also provided on topics such as, but not limited to, phishing, secure application development, social media, and fraud. Periodic internal phishing exercises are conducted throughout the year to measure and reinforce concepts provided during security training. As part of this commitment, we require our employees to complete Cybersecurity Awareness eCourses and acknowledge our information security policies on an ongoing basis. Our training curricula are designed to educate our employees of real-world contemporary threats and provides reporting feedback for additional training if necessary.
The Company has not experienced any material information security breaches in the last three years. As such, we have not spent any material amount of capital on addressing information security breaches in the last three years, nor have we incurred any material expenses from penalties and settlements related to a material breach during this same time.

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In addition to managing our internal information security risk programs, we maintain cyber risk insurance as part of our risk mitigation efforts. Our insurance covers situations arising from, among other things, cyber-related breaches and interruptions in the business continuity of our computing environment. These policies are annually reviewed by industry underwriters at which time our security practices, programs, processes, and procedures are thoroughly disclosed, reviewed, and evaluated for purposes of determining our insurability.
Required Voting for Directors; Director Resignation Policy

The manner by which directors will be elected at any meeting of stockholders will be as follows, depending on whether the election is “contested” or “uncontested” (as such terms are defined in the Company’s bylaws). The Company’s bylaws provide that a nominee for director to the Board in an “uncontested” election of directors is elected if he or she receives a “majority of the votes cast” (as defined in the Company’s bylaws) by holders of shares of the Company’s capital stock entitled to vote in the election of directors at any meeting of stockholders at which a quorum is present. In a contested election, directors shall be elected by a plurality of the votes cast by holders of shares of the Company’s capital stock entitled to vote in the election of directors at any meeting of stockholders at which a quorum is present.
On November 12, 2018, the Board adopted a Director Resignation Policy, which was updated on November 1, 2021 and October 26, 2022 (the “Resignation Policy”). The procedures set forth in the Resignation Policy address the situation in which a nominee for the Board does not receive a majority of the votes cast for his or her election (a “Majority Withheld Vote”) in an uncontested election of directors. The Resignation Policy provides that each nominee to the Board shall submit, at the time of such nominee’s nomination, a contingent resignation in writing to the chairman of the Nominating and Corporate Governance Committee, which would become effective only if (i) such director receives a Majority Withheld Vote at the stockholders’ meeting in question and (ii) the Board accepts the resignation.
The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and make a recommendation to the Board as to whether the resignation should be accepted. In making this recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation, (1) the stated reasons for the Majority Withheld Vote; (2) the qualifications of the director; (3) the overall composition of the Board and whether accepting the resignation would cause the Company to violate any applicable rule or regulation; and (4) whether accepting the resignation would be in the best interests of the Company and its stockholders. The Board will act on the Nominating and Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting at which the election occurred. Following the Board’s decision, the Company will promptly publicly disclose its decision whether to accept or reject such tendered resignation in a periodic or current report filed or furnished in accordance with SEC rules.
Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall give written notice to the Nominating and Corporate Governance Committee, specifying the details, as soon as feasible. Any director who changes his or her employer or otherwise has a significant change in job responsibilities shall also proffer his or her resignation to the Board. The Board, through the Nominating and Corporate Governance Committee, shall review the matter in order to evaluate the continued appropriateness of such director’s membership on the Board and each applicable Board committee under these circumstances, taking into account all relevant factors and may accept or reject a proffered resignation. Following the Board’s decision, the Company will promptly publicly disclose its decision whether to accept or reject such tendered resignation in a periodic or current report filed or furnished in accordance with SEC rules.
While this summary reflects the current terms of the Resignation Policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Resignation Policy is published on our website, www.civitasresources.com, under “Corporate Governance,” and is also available by written request to Civitas Resources, Inc., Investor Relations, 555 17th Street, Suite 3700, Denver, Colorado 80202.

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Meetings and Committees of Directors

During 2022, the Board held 17 meetings, including regularly scheduled and special meetings. Our independent directors routinely meet in executive session immediately before or after each meeting of the Board. During 2022, each of our current directors attended at least 76% of the aggregate of all meetings of the Board and the standing committees of the Board on which they serve.
The following table identifies the current members of each committee and sets forth the number of meetings held in 2022:
Name of Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	ESG Committee
Independent Directors
Deborah Byers
Morris R. Clark
Carrie M. Fox
Carrie L. Hudak
James M. Trimble
Wouter van Kempen
Howard A. Willard III
Jeff E. Wojahn
Inside Director
M. Christopher Doyle
Number of Meetings in 2022	5	6	6	5
Legend
Board Chair
Committee Chair
Member
Financial Expert
Each standing committee has adopted a formal charter detailing such committee’s duties, functions, and responsibilities. The charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are posted on the Company’s website, www.civitasresources.com, and such charters are drafted in a manner consistent with the regulations of the SEC and standards of the NYSE. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated herein or into any of our other filings with the SEC.
Audit Committee

The current members of the Audit Committee are Mr. Clark, Chair, Mr. Trimble, and Mses. Hudak and Byers. The Audit Committee met five times in 2022.
Our Board has determined all four members of the Audit Committee to be financially literate under the standards of the NYSE and SEC regulations and has also determined that each of Mr. Clark, Mr. Trimble, and Ms. Byers qualifies as an “audit committee financial expert” as defined in SEC regulations. The Audit

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Committee oversees, reviews, acts on, and reports on various auditing and accounting matters to our Board, including: the scope of our annual audits, fees to be paid to our independent accountants, the performance of our independent accountants, and our accounting and reporting practices and processes. The Audit Committee also has oversight of the Company’s estimates of proved oil and gas reserves, and the Company’s independent reserve engineers’ qualifications, independence, and performance. The Board has delegated to the Audit Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Audit Committee as set forth in the Audit Committee’s charter. The Audit Committee may delegate any responsibilities of the Audit Committee to individual members of the Audit Committee. In addition, the Audit Committee oversees our compliance programs relating to legal and regulatory requirements and the Company’s assessment and management of financial reporting and internal control risks. Additional information regarding the functions performed by the Audit Committee is set forth in the “Audit Committee Report” included herein.
Compensation Committee

The current members of the Compensation Committee are Mr. Willard, Chair, and Messrs. Clark, van Kempen, and Wojahn. The Compensation Committee met six times in 2022.
The Compensation Committee recommends to the independent directors of the Board for their approval the total compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of the Chief Executive Officer’s performance in light of goals and objectives set and approved by the Compensation Committee, the Nominating and Corporate Governance Committee, and the full Board. The Chief Executive Officer makes compensation recommendations to the Compensation Committee for all other executive officers, including salary and annual equity compensation. The Compensation Committee then reviews such recommendations and determines whether to recommend to the full Board for approval. The Compensation Committee also oversees our compensation and benefit plans; stockholder proposals relating to executive compensation; our human resources management, strategies, and initiatives; the implementation of our Recoupment Policy; and reviews and considers the results of our Say on Pay Votes, and recommends related responses, if any, to the Board. The Board has delegated to the Compensation Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee as set forth in the Compensation Committee’s charter. The Compensation Committee may form and delegate authority to subcommittees comprised of members of the Compensation Committee. The Compensation Committee has sole authority to retain and dismiss compensation consultants and other advisors that provide objective advice, information, and analysis regarding executive and director compensation. These consultants report directly to and may meet separately with the Compensation Committee and may consult with the Compensation Committee Chair between meetings. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its Chair may determine. The Compensation Committee is responsible for the oversight of the Company’s management succession planning. Additional information regarding the functions performed by the Compensation Committee is set forth in the “Compensation Discussion and Analysis” section and the “Compensation Committee Report” included herein.
Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Mr. Wojahn, Chair, Mr. van Kempen, Ms. Fox, and Mr. Willard. The Nominating and Corporate Governance Committee met six times in 2022.
The Nominating and Corporate Governance Committee identifies, evaluates, and recommends qualified nominees to serve on our Board and develops and oversees our internal corporate governance processes. Our Board, through the Nominating and Corporate Governance Committee, evaluates itself annually. The Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes, and viewpoints among our directors. It does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status. The Nominating and Corporate Governance Committee is also primarily responsible for reviewing and approving the goals and objectives relevant to the Company’s Chief Executive Officer’s performance and coordinating the annual evaluation of the Chief Executive Officer’s performance based on such goals and

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objectives. The Board has delegated to the Nominating and Corporate Governance Committee all authority of the Board as may be required or advisable to fulfill the purposes of the Nominating and Corporate Governance Committee as set forth in the Nominating and Corporate Governance Committee’s charter. The Nominating and Corporate Governance Committee may form and delegate authority to subcommittees comprised of members of the Nominating and Corporate Governance Committee. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the “Other Matters — Stockholder Proposals; Identification of Director Candidates” section included herein.
ESG Committee

The members of the ESG Committee are Ms. Hudak, Chair, Mses. Fox and Byers, and Mr. Trimble. The ESG Committee met five times in 2022.
The ESG Committee assists our Board in providing global oversight and support of the Company’s environmental, health, safety, and regulatory compliance policies, programs, and initiatives. In carrying out these responsibilities, the Committee reviews the status of our health, safety, and environmental performance, including processes monitoring and reporting on compliance with internal policies and goals and applicable laws and regulations. In addition, the ESG Committee is responsible for the oversight and support of the Company’s environmental, social, and social governance commitments, functions, and responsibilities. In carrying out these responsibilities, the Committee monitors (i) the Company’s general strategy relating to ESG matters, including corporate social responsibility; social governance, including the Company’s policies and practices promoting diversity, inclusion, and human and workplace rights; sustainability; and other public policy matters, (ii) communications with employees, investors, and other stakeholders of the Company relating to ESG matters, and (iii) developments relating to, and improving the Company’s understanding of, ESG matters. The Committee is also responsible for the oversight of the Company’s five-year capital development program and the Company’s ability to develop its proved undeveloped reserves in a timely manner. Further, the ESG Committee is responsible for overseeing climate-related risks and proactively mitigating them to the extent feasible, as well as pursuing relevant climate-related opportunities.
Attendance at Annual Meetings

The Board encourages all directors to attend all annual meetings of stockholders, if practicable. All of our directors who were serving at the time of the 2022 Annual Meeting of Stockholders attended the Annual Meeting. We anticipate that all of our directors will attend the 2023 Annual Meeting.

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COMMITMENT TO ESG
Civitas is focused on exceptional performance in managing ESG issues, with a goal of mitigating risks while benefiting our shareholders and the communities where we operate. Civitas believes economic value and sustainability are fundamental to its success and consider ESG leadership core to its corporate identity. To accomplish this, sustainability and ESG factor as a critical part of the Company’s integrated strategy and business development. Civitas strives to responsibly meet the world’s demand for oil and gas in a way that is sustainable for the environment while returning value to shareholders and the community.
The Board of Directors provides the highest level of oversight for the Company and its ESG program. The Board of Directors also has a dedicated ESG Committee that is responsible for overseeing and supporting the Company’s commitment to environmental, health, and safety; social responsibility, including diversity and inclusion and human and workplace rights; sustainability; and other public policy matters relevant to the Company. The ESG Committee assists senior management in setting the Company’s general strategy relating to ESG matters and in developing, implementing, and monitoring initiatives and policies based on that strategy. The Company’s Chief Sustainability Officer leads the Company’s ESG program within the executive management team and is accountable for strategy and execution of ESG objectives.
Civitas utilizes established assessment frameworks to help identify, understand, and prevent potential ESG-related risks and performed a materiality assessment to establish the foundation of its ESG program. More information regarding the materiality assessment can be found in the Company’s 2022 Corporate Sustainability Report. The report was notably produced utilizing three different sustainability and climate disclosure frameworks: the Sustainability Accounting Standards Board (“SASB”) and Task Force on Climate-Related Financial Disclosures (“TCFD”), as well as the American Exploration and Production Council (“AXPC”) ESG Metrics Framework, an industry reporting framework for addressing industry-specific issues. Civitas anticipates publishing its 2023 Corporate Sustainability Report in the third quarter of 2023.
Civitas encourages you to visit the “Sustainability” tab on its website at www.civitasresources.com to access its 2022 Corporate Sustainability Report and corporate policies and to learn more about the Company’s commitment to sustainability, safety, community, and good governance. The information on Civitas’ website, including its 2022 Corporate Sustainability Report, is not incorporated by reference or otherwise made part of this Proxy Statement.
Civitas provides additional highlights regarding its ESG program, below.
Environmental

Greenhouse Gas Emissions
Utilizing an operational greenhouse gas emissions-reduction program coupled with multi-year investment in certified emissions credits from recognized voluntary carbon offset registries, including American Carbon Registry, Climate Action Reserve, Verra, and Gold Standard, to offset residual emissions, Civitas believes it is Colorado’s first carbon neutral operator on both a Scope 1 and Scope 2 basis. Civitas is committed to maintain a carbon neutral status with respect to its Scope 1 and Scope 2 greenhouse gas emissions through a two-fold approach to 1) reduce and eliminate operational emissions as a foremost priority, and 2) offset the remaining residual Scope 1 and Scope 2 emissions annually using certified carbon offsets and renewable energy certificates, respectively. In 2022, projects that supported this commitment included a comprehensive retrofit of natural gas pneumatic devices, FLIR Leak Detection & Repair, continuous methane leak detection monitoring technologies, compression optimization, and electrification. Further, as of March 31, 2023, Civitas had more than 80 development locations equipped with 24-hour, real-time ambient air monitoring stations, had more than 30 wells that are certified by Trustwell® to produce Responsibly Sourced Gas, and had achieved zero routine flaring at all operations since January 2022.
Mitigating Surface Impacts
Preventing spills is an important part of Civitas’ license to operate and the Company goes to significant lengths to proactively manage this risk. When spills do occur, a Spill Response Notification Program drives Civitas’ internal critical communications and Civitas is committed to reporting these spills to its regulators

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as required. In 2022, Civitas bridged and consolidated the Spill Prevention, Control, and Countermeasure (“SPCC”) plans of its legacy assets to develop a consistent set of practices and protocols across its operating sites.
Guided by its Biodiversity Policy, Civitas seeks to operate on previously environmentally disturbed locations to limit new impacts. Once operations are complete, Civitas seeks to restore disturbed areas to their original self-sustaining ecosystem in accordance with its Reclamation Policy, which defines its protocols and processes around biodiversity and habitat restoration.
Managing Water Resources
The Company strives to prioritize environmental stewardship, including water resource management and conservation. The Company’s efforts to minimize water use where possible include the use of tanks and temporary collapsible water pipelines to minimize unnecessary water evaporation. At sites where water collection infrastructure systems are available, Civitas reverses piped water disposal systems to enable water reuse. Civitas is committed to meeting water standards set by the Colorado Oil and Gas Conservation Commission and conducts monitoring prior to and after drilling, as appropriate, to help ensure local freshwater resources are protected.
Social

Occupational Safety and Heath
Civitas is committed to protecting the safety of our employees, our contractors, and the communities in which we operate. Safety is embedded in everything we do and is prioritized in each decision made by management, employees, and contractors. A commonly used measure of an organization’s safety performance is total recordable incident rate (“TRIR”), which represents the number of injuries requiring medical treatment per 100 full-time employees during a one-year period. Civitas monitors this performance measure and communicates it broadly across the company as a means to evaluate safety performance. We are committed to maintaining a TRIR below 0.25 for both employees and contractors, a target far below industry average as reported by the Bureau of Labor Statistics for the Oil and Gas Extraction industry. During 2022, we achieved a TRIR of 0.19.
Civitas works to identify and track hazards in the workplace and incidents so corrective actions may be taken to continuously improve safety performance. Civitas operates its worksites under a stop work authority program, under which every person is empowered to halt operations if they observe operations that are being planned or executed without a complete risk assessment or safety management.
All employees are required to participate in training courses that ensure work is completed safely and efficiently. The courses vary according to employee group, job responsibilities, and manager discretion. Classroom training courses are held throughout the year to inform employees of relevant safety and environmental topics within the industry and to proactively ensure compliance and adherence related to recently issued rules and regulations.
Diversity, Equity & Inclusion
Civitas believes a diverse and inclusive workforce is critical to its success as a business and will allow the Company to gain valuable perspectives for continuous improvement. Civitas is committed to creating and maintaining a workplace in which all employees have an opportunity to participate and contribute to the success of the business and are valued for their expertise, experiences, and ideas. The Company requires annual unconscious bias training for all employees to continue to foster an inclusive environment where everyone, regardless of background or demographic, feels valued in the workplace. Civitas provides equal opportunity for all candidates, employees, and consultants regardless of race, religion, gender, sexual orientation, age, ethnic or national origin, social origin, disability, family status, or any other protected status and personal characteristics for all aspects of employment.
Civitas is committed to ensuring the composition of the Board of Directors includes a mix of gender and racial diversity of at least 30%, and is proud to have already met this goal. Civitas has also met its target

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of ensuring that the composition of the Board of Directors is at least 30% female by the time of the Annual Meeting. Approximately 22% of Civitas’ total workforce are women, and 15% are members of a minority group, as defined by the U.S. Equal Employment Opportunity Commission, as of December 31, 2022. As of the same date, 43% of Civitas’ executives (defined as persons at the level of Vice President and higher) are women, and 7% are members of a minority group.
Compensation, Benefits, and Employee Development
Civitas seeks to provide fair, market-competitive, performance-based compensation, and comprehensive benefits to its employees. To ensure alignment with its short-term and long-term business goals, Civitas’ compensation program consists of base pay as well as short-term and long-term incentives. To foster the health and well-being of our employees and their families, all full-time employees are offered access to financial, health, and wellness programs, including: a 401(k) plan with company match, medical, dental, and vision insurance, income protection and disability coverage, paid time off, fitness reimbursement, and various quality of life tools and resources included within our Employee Assistance Program. Civitas believes that its compensation and benefits package promotes retention and employee engagement as well as fosters physical, mental, financial, and social health within the Company’s workforce. The Compensation Committee oversees our compensation programs and regularly modifies program design to incentivize achievement of our corporate strategy and matters of importance to our stakeholders.
Civitas recognizes and supports the growth of our employees by offering internal and external development programs, including a tuition reimbursement program. The Company invests in leadership training and professional development programs that will enable its employees to reach their potential and perform at their best.

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COMPENSATION DISCUSSION AND ANALYSIS
This compensation discussion and analysis (“CD&A”) provides a general description of our executive compensation program and information about its various components. This CD&A is intended to place in perspective the information contained in the executive compensation tables that follow this discussion.
Executive Summary

The following individuals are referred to as the “named executive officers” for fiscal year 2022 and are included in the Summary Compensation Table:
Named Executive Officers for Fiscal Year 2022
•
M. Christopher Doyle, President and Chief Executive Officer (principal executive officer)

•
Marianella Foschi, Chief Financial Officer (principal financial officer)

•
Matthew R. Owens, Chief Operating Officer

•
Travis L. Counts, Chief Legal Officer and Secretary

•
Sandra K. Garbiso, Chief Accounting Officer and Treasurer

•
Benjamin Dell, Former Interim Chief Executive Officer (former principal executive officer)

•
Eric T. Greager, Former President and Chief Executive Officer (former principal executive officer)

•
Dean Tinsley, Former Senior Vice President, Operations

•
Cyrus “Skip” Marter, Former General Counsel and Secretary

Introduction

The information presented in this CD&A focuses on our fiscal year 2022; however, we also describe compensation actions taken before or after fiscal year 2022 to the extent such discussion enhances the understanding of our executive compensation disclosure.
2022 Significant Developments
Following the completion in November 2021 of Civitas’ merger with Extraction Oil & Gas, Inc. (“Extraction” and such merger, the “Extraction Merger”) and its acquisition of CPPIB Crestone Peak Resources America Inc. (“Crestone Peak”), on March 1, 2022 Civitas completed its acquisition of Bison Oil & Gas II, LLC. The Company’s low-cost operating model, combined with its high-quality asset base and strong balance sheet is expected to allow Civitas to deliver significant value to stakeholders. During 2022, Civitas returned more than $530 million to shareholders in the form of fixed and variable dividends. In January 2023, the Company also repurchased approximately $300 million worth of stock from its largest shareholder.
Leadership Changes
Effective January 31, 2022, Eric Greager, the Company’s Chief Executive Officer, was terminated without “cause.” Benjamin Dell, then Chair of our Board of Directors, was appointed as Interim Chief Executive Officer while the Company conducted a search process to select a new permanent Chief Executive Officer and remained in that role until May 2, 2022. Mr. Dell did not receive any compensation for serving as Interim Chief Executive Officer other than reimbursement for his travel.
The Company completed its search for a new Chief Executive Officer and hired M. Christopher Doyle as President and Chief Executive Officer, effective May 2, 2022. On July 27, 2022, the Board increased the size of the Board from eight to nine directors and appointed Mr. Doyle to fill the vacancy created by the increase.
Cyrus “Skip” Marter, the Company’s former General Counsel and Secretary resigned from his position effective August 1, 2022 and retired effective August 5, 2022. Travis L. Counts was appointed as the Company’s Chief Legal Officer and Secretary effective August 1, 2022.

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Effective August 1, 2022, Dean Tinsley, the Company’s former Senior Vice President of Operations, was terminated without “cause” from the Company.
Effective April 3, 2023, Matt Owens, the Company’s former Chief Operating Officer, was terminated without “cause” from the Company. The Company appointed T. Hodge Walker as its new Chief Operating Officer effective April 5, 2023.
For the details of the severance benefits that Messrs. Greager, Tinsley, and Marter received, please see the sections below entitled “Severance Agreement with Mr. Greager”, “Severance Agreement with Mr. Tinsley”, “Retirement Agreement with Mr. Marter”, and “Potential Payments Upon Termination and Change in Control.”
2022 Financial and Operational Results
We successfully navigated a challenging 2022, delivering on our key financial objectives while maintaining a strong capital structure. We successfully executed our development plan and countered industry-wide inflationary pressures while exercising capital discipline to ensure we were investing in our best projects and able to return significant free cash flow to shareholders.
We posted strong financial results in 2022, including net income of approximately $1.2 billion and cash flow from operating activities of approximately $2.5 billion, driven primarily by commodity prices, well performance from our high-return development projects, and the Company’s overall performance following the consolidating transactions occurring in 2021. We invested approximately 39% of our 2022 cash flow from operating activities into drilling and completion activities, allowing us to continue to return significant cash to shareholders through our base and variable dividend. In early 2022, the Board initiated a quarterly variable cash dividend in addition to our base dividend. We believe Civitas provides investors with one of the highest dividend yields in the exploration and production sector.
The Company achieved its annual safety target, advanced critical environmental, health, and safety objectives, integrated data management systems to improve productivity and align work processes, and continued to cultivate a results-driven employee culture focused on continuous improvement. Additionally, we safely tested enhanced completion designs on large, efficient multi-well pads throughout the Company’s acreage position. Fluid volumes and types, fluid rates, proppant volumes and types, stage spacing, perforation architecture, lateral spacing, and flowback techniques were the primary variables that were tested throughout the 2022 program. Along with extensive internal evaluation, the Company will also continue to monitor industry trends, public data, and information from non-operated wells to further optimize completion techniques.
During 2022, the Company incurred capital costs of approximately $988.5 million that, along with the incremental production acquired through acquisitions, drove an increase in sales volumes to 170.0 MBoe per day. The capital invested during 2022 allowed the Company to drill 176, complete 142, and turn to sales 146 gross operated wells. The Company ended 2022 with total proved reserves of 416 MMBoe, an increase of approximately 5% over year-end 2021 proved reserves.
Business Strategies and 2023 Outlook
The Company’s primary objective is to maximize shareholder returns by responsibly developing our oil and natural gas resources. To achieve this, Civitas is guided by four foundational pillars that we believe add long-term, sustainable value. These pillars are:
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Generate free cash flow.   Our investment opportunities are evaluated primarily in the context of maximizing free cash flow. We have a high-quality asset base, allowing us to create synergies and maintain a low-cost structure. We pursue value-accretive investments to enhance our ability to deliver incremental free cash flow to our shareholders. During 2022, Civitas generated approximately $1.2 billion of free cash flow (a non-GAAP financial measure — please refer to the Reconciliation of Free Cash Flow to Cash Provided by Operating Activities presented in Part II, Item 7, Non-GAAP Financial Measures of the Company’s Form 10-K filed with the SEC on February 22, 2023).

•
Maintain a premier balance sheet.   A strong balance sheet, focus on cost control, and minimizing long-term cost commitments are critical to managing risk and achieving success within fluctuating

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market conditions. As evidenced by our strong liquidity position of approximately $1.8 billion as of December 31, 2022, we believe Civitas has among the strongest balance sheets in the exploration and production sector.
•
Return free cash flow to shareholders.   We prioritize consistently delivering free cash flow to shareholders through our published dividend framework. During 2022, we returned more than $530 million to investors through base and variable dividends, including approximately $166 million paid in December 2022. We believe Civitas has one of the industry’s highest payout ratios with an approximate 11% yield at year-end. In early 2023, we used cash-on-hand to repurchase approximately 4.9 million shares from our largest shareholder, CPPIB Crestone Peak Resources Canada Inc., further underscoring our commitment to this priority.

•
Demonstrate ESG Leadership.   We have integrated ESG initiatives throughout our organization and strive to reduce and eliminate emissions while seeking to comply with all applicable air quality and other environmental rules and regulations. We employ industry-leading best practices, including electric drilling rigs and frac spreads, 24/7 air monitoring technology and pipeline gathering and takeaway, as well as vapor recovery, automated shut-in and remote monitoring equipment for producing wells where feasible and appropriate. We believe Civitas is Colorado’s first carbon neutral operator on both a Scope 1 and Scope 2 basis, meaning that Civitas is at a neutral balance between emitting and removing carbon from the atmosphere. We regularly engage community stakeholders in our development planning and operations. We strive to maintain a safe workplace for our employees and contractors at all times. During 2022, we maintained a meaningful safety track record as evidenced by a low TRIR of 0.19. Finally, our Board also has a dedicated ESG Committee that is responsible for overseeing and supporting our commitment to environmental, health and safety, social responsibility, sustainability, and other public policy matters relevant to the Company.

Our 2023 drilling and completion capital budget of $725 million to $825 million contemplates running an average of 2 operated rigs and 2 operated crews that will drill 100 to 110 and complete 120 to 130 gross operated wells. Additionally, we intend to invest approximately $75 million to $85 million in land, midstream, and other capital activity, inclusive of approximately $11 million towards ESG emissions reduction initiatives. Further, we have allocated $8 million in the 2023 budget toward the purchase of carbon offsets and renewable energy credits.
Features of Our Compensation Program in 2022
We strive to create a compensation program that encourages long-term value creation by tying individual compensation to the long-term performance of our stock while acknowledging and fostering the unique qualifications, skills, experience, and responsibilities of each individual. As part of the transformative nature of the events of 2021, we made significant changes to our compensation program, with those changes coming into effect on November 1, 2021, when we closed on our mergers with Extraction and Crestone Peak. Specifically, on a go-forward basis, we implemented the following features:
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Executive officers were removed from eligibility under our Short Term Incentive Program (“STIP”);

•
Executive officers’ base salaries were increased to make up a portion of the reduction in cash compensation attributable to that removal, and;

•
Awards under the Long Term Incentive Plan (“LTIP”) were restructured to be weighted (i) fifty percent in the form of performance stock units (“PSUs”) tied to absolute total shareholder return (“TSR”), (ii) twenty-five percent in the form of PSUs tied to relative TSR, and (iii) twenty-five percent in the form of time-based restricted stock units (“RSUs”). The Company’s prior use of return on capital employed (“ROCE”) as a PSU metric was discontinued starting with the 2021 LTIP awards.

These changes were designed to increase the alignment of our executive officers’ interests with those of our stockholders with a focus on compensation that is intended to generate stronger compensation outcomes for stronger stock performance and weaker compensation outcomes for weaker stock performance.
Key features of our 2022 compensation program include:

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Practices that We Engaged in or Allowed in 2022

Pay for Performance — Total compensation of our named executive officers is substantially weighted toward performance-based pay. Seventy-five percent of our long-term incentive awards granted to our named executive officers in 2022 are tied to three-year absolute and relative TSR and are fully at-risk.

External Benchmarking — Our Compensation Committee reviews competitive compensation data based on an appropriate group of exploration and production peer companies prior to making annual compensation decisions.

Mitigation of Undue Risk — We conduct a risk assessment periodically to carefully consider the degree to which compensation plans and decisions affect risk-taking. We do not believe that any of the compensation arrangements in place are reasonably likely to have a material adverse impact on the Company.

Robust Stock Ownership with No Pledging or Hedging — We have adopted a robust stock ownership policy for our named executive officers and independent directors that also prohibits them from pledging or hedging Company common stock.

Double-Trigger Equity Acceleration upon a Change in Control — Under our Severance Plan and equity award agreements, vesting acceleration of equity incentives following a change in control only occurs if the executive is terminated without cause or resigns for good reason within 12 months following a change in control.

Independent Compensation Consultant — We have engaged an independent executive compensation advisor who reports directly to the Compensation Committee and provides no other services to the Company.
Focus on Total Compensation — Our Compensation Committee conducts a detailed analysis of total compensation prior to making annual executive compensation decisions.

Recoupment Policy — We have adopted a recoupment policy requiring the recoupment of certain incentive compensation paid to officers of the Company when their conduct constitutes “Detrimental Conduct” under the policy, which helps to ensure that officers act in the best interests of the Company, its parents and subsidiaries, and its stakeholders at all times.

Practices that We Did Not Engage in or Allow in 2022
No Excise Tax Gross-Ups — Neither our Severance Plan nor our employment arrangements provide for excise tax gross-ups.
No Repricing or Backdating — Our LTIP prohibits the repricing, backdating, or buyouts of stock options or stock appreciation rights.

No Hedging or Derivative Transactions in Company Stock — We prohibit our executives from engaging in any short-term trading, short sales, option trading, or hedging transactions related to our common stock.

No Purchases on Margin — We prohibit our executives from purchasing our common stock on margin.

No Excessive Perquisites — We offer minimal perquisites to the Company’s executives, few of which are not offered to all of the Company’s employees. The Company believes executive salary and LTIP grants fully compensate our executives.

Compensation Committee Consideration of 2022 Stockholder Advisory Vote on Our Compensation Program.   Our Compensation Committee is continuously mindful of our stockholders’ views on executive compensation. At our 2022 Annual Meeting of Stockholders, over ninety-nine percent of the votes cast voted to approve our named executive officer compensation on an advisory basis. The Compensation Committee considered the 2022 vote to be a solid endorsement of the Company’s compensation practices.

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Compensation Philosophy and Objectives

At Civitas, we view our employees as an investment for the future. We invest in our people to grow our business and deliver more value to our stockholders. The objectives of our compensation program are:
•
to attract, retain and motivate the most qualified individuals in the oil and gas industry;

•
to provide a total compensation package that aligns pay with performance and is flexible enough to respond to changing market conditions; and

•
to align the interests of our named executive officers with our stockholders’ interests.

We design our compensation program to reward named executive officers for performance that creates stockholder value, in that incentive compensation is only earned by successfully implementing our long-term strategy and delivering strong stockholder returns. Conversely, our named executive officers will experience weaker compensation outcomes for weaker stock performance. Our compensation program, including benefits and perquisites, is reviewed by our Compensation Committee and Board annually.
Executive Compensation Risk Assessment

The Compensation Committee, in conjunction with advice provided by the Compensation Consultant (defined below), designed our 2022 executive compensation programs with features that reduce the likelihood of excessive risk-taking, including an appropriate mix of cash and equity, no short-term incentives, an appropriate weighting of fixed and at-risk compensation components, significant stock ownership requirements for officers, extended vesting schedules on equity grants, and prohibitions on engaging in derivative transactions in our common stock. We do not believe that our current or proposed compensation policies and practices encourage excessive or unnecessary risk-taking and have determined that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Setting Executive Officer Compensation

Role of our Board and Compensation Committee.   Our Compensation Committee (i) oversees our compensation programs on behalf of our Board; (ii) is responsible for proposing programs for approval by our Board that attract, retain, and motivate qualified executive-level talent; (iii) monitors our compensation programs and strives to ensure that the total compensation paid to our named executive officers is fair, reasonable, and competitive with total compensation provided to executive officers serving in similar roles and with similar responsibilities in other U.S. publicly traded energy companies; and (iv) makes proposals to our independent directors regarding the compensation of our Chief Executive Officer. The Compensation Committee is also responsible for approving the compensation of our other executive officers, and takes into consideration proposals made by our Chief Executive Officer regarding such compensation. The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director or executive officer compensation. The Compensation Committee has sole authority to approve the compensation consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of the compensation consultant. Following receipt and review of compensation recommendations from our Compensation Committee, the Board, together with the Compensation Committee, approves named executive officer compensation.
Role of the Compensation Consultant.   The Compensation Committee selected Meridian Compensation Partners, LLC to serve as a consultant to the Compensation Committee on compensation-related issues. (Meridian Compensation Partners, LLC is referred to herein as the “Compensation Consultant.”)
Our Compensation Committee chose the Compensation Consultant because our Compensation Committee believes the Compensation Consultant has extensive experience in providing executive compensation advice, including specific experience in the oil and gas industry. Our Compensation Committee continues to believe it is beneficial to have an experienced, independent third party assist it in evaluating and setting executive compensation. On an annual basis and when otherwise required, the Compensation Consultant provides our Compensation Committee with an analysis of our executive compensation programs, including total direct compensation comprised of base salary and long-term incentive compensation, in

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order to assess the competitiveness of our programs and to provide conclusions and recommendations. Additionally, the Compensation Consultant attends meetings with the Compensation Committee and the Board, reviews various Company public disclosures, provides market data on officer and Board compensation and design practices, updates the Compensation Committee on emerging trends and regulatory changes, and serves as a resource for the Chair of our Compensation Committee on an as-needed basis.
In making a determination to retain the Compensation Consultant, the Compensation Committee assesses the independence of the Compensation Consultant pursuant to SEC rules and considers, among other things, whether the Compensation Consultant provides any other services to us, the policies of the Compensation Consultant that are designed to prevent any conflicts of interest between the Compensation Consultant, the Compensation Committee, and us, any personal or business relationships between the Compensation Consultant and a member of the Compensation Committee or one of our executive officers, and whether the Compensation Consultant owns any shares of our common stock. Based in part on representations made by the Compensation Consultant, the Compensation Committee has concluded that the Compensation Consultant does not have any conflicts of interest in the representation of our Compensation Committee. While the Compensation Consultant makes recommendations to our Compensation Committee on compensation, our Compensation Committee and Board make and implement compensation decisions and have full discretion to do so independent of the Compensation Consultant’s recommendations. The Compensation Committee also has the right to terminate the services of the Compensation Consultant and appoint a new compensation consultant at any time. For fiscal year 2022, our Compensation Committee took into consideration the discussions, guidance, and compensation studies produced by the Compensation Consultant to make compensation decisions.
Competitive Benchmarking and Peer Group.   Our Compensation Committee considers competitive industry data in making executive pay determinations. The Compensation Committee focuses on a group of peer companies with market capitalization and growth profiles similar to ours, taking into account geographic footprint and employee count and location. The Committee intends to continue, at a minimum on an annual basis, its review and assessment of the peer group and will make changes to the group when it is deemed appropriate.
Until July 2022, the Company did not have a formal custom peer group, but rather utilized a broader selection of industry peers when considering compensation matters, including for setting compensation for 2022. This broader selection consisted of the following companies:
Peer Group Until July 2022
Antero Resources Corporation	Magnolia Oil & Gas Corporation
APA Corporation	Marathon Oil Corporation
California Resources Corporation	Matador Resources Company
Callon Petroleum Company	Murphy Oil Corporation
Centennial Resource Development, Inc.	Oasis Petroleum Inc.
CNX Resources Corporation	Ovintiv Inc.
Continental Resources, Inc.	PDC Energy, Inc.
Coterra Energy Inc.	Range Resources Corporation
Diamondback Energy, Inc.	SM Energy Company
Denbury Inc.	Southwestern Energy Company
EQT Corporation	Whiting Petroleum Company

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In July 2022, the Compensation Committee approved a peer group (the “2022 Peer Group”) consisting of the following companies:
2022 Peer Group
Antero Resources Corporation	Murphy Oil Corporation
California Resources Corporation	Ovintiv Inc.
Callon Petroleum Company	PDC Energy, Inc.
Chord Energy Corporation	Permian Resources Corporation
CNX Resources Corporation	Range Resources Corporation
Denbury Inc.	SM Energy Company
Magnolia Oil & Gas Corporation	Southwestern Energy Company
Matador Resources Company
The Compensation Consultant compiled compensation data for the 2022 Peer Group from a variety of sources, including proxy statements, other publicly filed documents, and S&P Capital IQ.
Utilizing data obtained from the Compensation Consultant, we establish compensation standards for our named executive officers using compensation levels at or near the market midpoint, or 50th percentile, as a guideline or starting point, and adjust such benchmarks as appropriate for individual considerations such as experience, performance, tenure, and job responsibilities.
Role of CEO and Other Named Executive Officers in Determining Executive Compensation.   The Compensation Committee, after reviewing the information provided by the Compensation Consultant and considering other factors, determines each element of compensation assessed against the Company’s rigorous goals. When making determinations about each element of compensation for the other executive officers, the Compensation Committee considers recommendations from our Chief Executive Officer. Additionally, at the Compensation Committee’s request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Compensation Committee is under no obligation to use these recommendations and is conscious of the need for the evaluation and incorporation of an effective independent and stockholder-focused compensation review process.
Elements of Our 2022 Executive Compensation and Why We Pay Each Element

Our Compensation Committee, assisted by the Compensation Consultant and executive management, continues to develop compensation programs that provide our named executive officers with an overall compensation package tailored to our Company, subject to ratification or approval by our Board. With respect to our named executive officers in 2022, our Compensation Committee designed these programs to consist of four elements: base salary, long-term equity-based compensation (LTIP), severance and change-in-control benefits, and other employee benefits and perquisites as set forth below.

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Compensation Element	Description	Purpose
Base Salary	Fixed pay for performing day-to-day responsibilities; reflects individual experience, education, tenure in role, performance, internal pay equity, and market compensation based on our peer group	Attract and retain qualified employees; and recognize skills, competencies, experience, and individual contributions
LTIP	Equity-based long-term compensation opportunity that encourages executive retention with vesting of awards over multiple years	Drive stockholder value creation; align management interests with stockholders; encourage retention; reward the achievement of our long-term goals, and conserve cash resources
Severance and Change in Control	Lump sum cash payments of salary and bonus multiples, accelerated equity vesting, and continuation of COBRA benefits following certain termination events	Eliminate or reduce the reluctance of executives to pursue potential corporate transactions that could benefit the Company, but result in adverse consequences to the executive’s employment; and clarify termination benefits
Other Compensation: Benefits and Perquisites	401(k) match; parking; medical, dental, life and disability insurance, wellness reimbursement	Attract and retain highly qualified employees and support the overall health and well-being of all employees
Pay-for-Performance.   Our pay-for-performance philosophy is demonstrated in the mix of compensation that we provide to our named executive officers. A significant portion of our named executive officers’ compensation in 2022 was in the form of long-term equity-based incentives under the LTIP. The long-term equity-based incentives under the LTIP were designed to steer the officers’ conduct and decision-making toward returns and capital efficiency that would benefit our stockholders. Compensation that is paid in the form of time-based RSUs instead of cash is at-risk because its value varies with changes in the stock price and because it is forfeitable if the executive voluntarily terminates employment (without “good reason”) prior to vesting. In addition, compensation that is paid in the form of performance-based RSUs is at risk both for the same reasons time-based RSUs are at-risk and because its value is tied to the Company achieving certain absolute TSR and relative TSR performance metrics. With a considerable percentage of their compensation paid in equity during 2022, our named executive officers have a significant stake in the long-term success of the Company along with all other stockholders.
The following chart illustrates the mix of pay in 2022 for our named executive officers who served through December 31, 2022. The indicated percentages are based on each such named executive officer’s 2022 base salary earned in 2022 and target amounts of compensation with respect to LTIP awards awarded in 2022. Additionally, as the chart below further illustrates, approximately 85% of total target compensation for such named executive officers is attributable to the LTIP, and thus is variable and tied to performance of the Company (i.e., “at-risk”).

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NEOs Mix of Pay
Salary, 15%
LTIP (At-Risk), 85%
Salary
LTIP (At-Risk)

2022 Compensation Actions

Base Salary.   Base salary is intended to provide a guaranteed amount of compensation that recognizes the level of responsibility and authority of each individual named executive officer and compensates for the individual named executive officer’s day-to-day contributions to the Company’s success. In response to tight expense controls and efforts to preserve stakeholder value while retaining key employees, our Board and Compensation Committee have generally increased base salaries only modestly for cost of living increases to account for inflation or in connection with special circumstances of promotions, competitive pay positioning, instances where the Compensation Committee concluded that an officer’s salary is significantly below market, and mergers. Effective February 20, 2022, in recognition of accelerating inflation, the Compensation Committee approved a five percent salary increase for all employees, including the named executive officers. Accordingly, the base salaries of Mses. Foschi and Garbiso and Mr. Owens were increased from $575,000, $500,000, and $700,000 respectively.
Base salaries as of December 31, 2022 for each named executive officer who remained employed as of December 31, 2022 are as follows:
Name	2022 Base Salary as of 12/31/22($)
M. Christopher Doyle	1,300,000
Marianella Foschi	603,750
Matthew R. Owens	735,000
Travis L. Counts	682,500
Sandra K. Garbiso	525,000
Annual Cash Incentive Awards.   All of our employees generally have been eligible to receive annual cash incentive awards tied to both the Company’s performance and the underlying individual’s performance. On November 1, 2021, however, our Board determined that the Company’s executive officers would no longer participate in the Company’s STIP or receive annual cash incentive awards. This remained true for 2022.
The Board’s decision to remove executive officers from the STIP was based on the conclusion that their incentive compensation should be more heavily weighted toward stock in the Company, which in turn strengthens their alignment with our stockholders.
Long-Term Equity-Based Incentives.   In May 2021, the Compensation Committee determined that 2021 LTIP awards to our named executive officers would consist of 75% PSUs and 25% RSUs using grant date fair value for the allocation. Based on the Compensation Consultant’s market assessment and views

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expressed by stockholders and equity analysts, the Compensation Committee also determined that the PSUs would be based on a combination of absolute and relative total shareholder return, measured over a three-year performance period. In addition, the Compensation Committee reviewed the Compensation Consultant’s market analysis to assist in determining the appropriate amount of equity to grant to each named executive officer based on market data, while also taking into consideration the Company’s performance as well as individual performance and retention objectives.
The following table describes the performance metrics used in 2022 to determine PSU payouts and why we use these metrics.
Performance Metric	Description	Purpose
Absolute TSR	The Company’s absolute TSR, over a three-year period	Same purpose as relative TSR
Relative TSR	The Company’s relative TSR as compared to the TSR of the Company’s peer group companies, over a three-year period	Most directly aligns the interests of named executive officers and the interests of the Company’s stockholders
In February 2022 (or, for Messrs. Doyle and Counts, on their start dates), each of our named executive officers received an award of PSUs and RSUs, other than Mr. Dell (who did not receive any equity awards for his service as Interim Chief Executive Officer and instead received an award of RSUs in June 2022 in connection with his service as a director) and Mr. Greager (whose employment with the Company terminated effective January 31, 2022). See “Executive Compensation Tables and Other Compensation Disclosure — Director Compensation” below for further information regarding directors’ deferred RSU awards. The amount and type of equity awards granted to our named executive officers in 2022 were as follows:
Name	PSUs (#)(1)	RSUs (#)(2)	Total Long-Term Equity Grant Value ($)(3)
M. Christopher Doyle	69,641	56,376	8,731,021
Marianella Foschi	26,660	8,887	1,911,094
Matthew R. Owens	32,455	10,818	2,326,466
Travis L. Counts	18,822	19,143	2,570,397
Sandra K. Garbiso	15,455	5,152	1,107,882
Benjamin Dell	N/A	4,662	372,913
Eric T. Greager	N/A	N/A	N/A
Dean Tinsley(4)	17,309	5,770	1,240,783
Cyrus “Skip” Marter(5)	20,091	6,697	1,440,190

(1)
Reflects the number of PSUs granted at “target” performance level.

(2)
Messrs. Doyle and Counts each received a one-time grant of RSUs on their first day of employment pursuant to the terms of their offer letters. They also received RSUs as part of their 2022 LTIP awards consistent with the 2022 LTIP structure for our named executive officers as described above.

(3)
Reflects the aggregate grant date fair value of RSU and PSU awards granted in 2022, computed in accordance with ASC Topic 718.

(4)
Mr. Tinsley’s employment with the Company terminated effective August 1, 2022. Pursuant to the terms of the Tinsley Severance Agreement, he received accelerating vesting of his unvested RSUs and PSUs, including the RSUs and PSUs granted to him on February 23, 2022 (with his PSUs vesting at their “target” performance level).

(5)
Mr. Marter retired from the Company effective August 5, 2022. All RSUs and PSUs granted to Mr. Marter in 2022 under the Company’s 2021 LTIP were forfeited without consideration as of his retirement date.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	30

Upon the closing of the Extraction Merger, the Company assumed Extraction’s 2021 Long Term Incentive Plan (the “Extraction LTIP”). Further, pursuant to the terms of the merger agreement between the Company and Extraction, all outstanding Extraction LTIP awards, including those held by Ms. Foschi and Mr. Owens, were converted to economically equivalent Civitas awards. Ms. Foschi’s and Mr. Owens’ outstanding awards, in the form of PSUs tied to absolute TSR and time-based RSUs, were thus converted to awards that will settle in the Company’s stock.
Further Details of PSU and RSU Awards.   The description of the 2022 PSU and RSU awards in this section does not apply to the RSU award granted to Mr. Dell in connection with his service as a director. See “Executive Compensation Tables and Other Compensation Disclosure — Director Compensation” below for further information regarding directors’ deferred RSU awards.
The 2022 PSU awards vest on a cliff-basis at the end of their three-year performance period (the “Performance Period”), provided the award recipient remains continuously employed through the Performance Period. That period concludes at the end of fiscal year 2024. The details associated with vesting and payout scenarios for the PSUs are described below. The details associated with the vesting for 2022 RSUs are also described below.
2022 PSUs — Absolute TSR
The PSUs subject to performance criteria based on absolute TSR (“aTSR PSUs”) performance vest based on the Company’s absolute TSR performance during the Performance Period.
Calculation of Company’s Absolute TSR Performance.
The Company’s absolute TSR performance is the Company’s TSR for the Performance Period. TSR is calculated as follows:
In all events, TSR is adjusted to give effect to any stock dividends, stock splits, reverse stock splits and similar transactions.
PSU Vesting.
Subject to the named executive officer’s continued employment through the Performance Period, the aTSR PSUs vest in accordance with the following table:
Absolute TSR Performance (3-year Annualized)	% of Target # Shares Earned
≥ 20%	200%
12%	100%
10%	75%
5%	25%
<0%	0%
In the event absolute TSR performance is between the thresholds shown above, the number of shares of common stock earned is adjusted through linear interpolation.
2022 PSUs — Relative TSR
The PSUs subject to performance criteria based on relative TSR (“rTSR PSUs”) performance vest based on the Company’s relative TSR performance during the Performance Period.

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Calculation of Company’s Relative TSR Performance.
The Company determines (1) the Company’s absolute TSR for the Performance Period and (2) the absolute TSR for the Performance Period of each of the companies (other than the Company) included in the SPDR S&P Oil & Gas Exploration & Production ETF (NYSEARCA: XOP) as of the first day of the Performance Period (the “Peer Group”). The Company’s relative TSR Performance is the percentile ranking of the Company determined by comparing the absolute TSRs of the companies in the Peer Group, with each of those companies having equal weight.
Absolute TSR is calculated as follows:
In all events, absolute TSR shall be adjusted to give effect to any stock dividends, stock splits, reverse stock splits and similar transactions.
PSU Vesting.
Subject to the named executive officer’s continued employment through the Performance Period, the rTSR PSUs vest in accordance with the following table:
Relative TSR Percentile Rank	% of Target # PSUs Earned
≥ 90th percentile	200%
75th percentile	150%
60th percentile	100%
25th percentile	25%
≤ 25th percentile	0%
In the event relative TSR performance is between the thresholds shown above, the number of shares of common stock earned is adjusted through linear interpolation.
2022 RSUs
The 2022 RSU awards vest annually in three equal installments over a three-year period, provided the award recipient remains continuously employed through the applicable vesting dates. Subject to continued employment, the first one-third tranche will vest in February 2023, the second one-third tranche will vest in February 2024, and the final one-third tranche will vest in February 2025.
Treatment upon Termination and Change in Control of 2022 PSUs and RSUs
In accordance with the accelerated vesting provisions contained in the award agreements, the vesting of the 2022 PSU and RSU awards will accelerate in full (with PSUs vesting at actual performance levels) in connection with a “change in control” (as defined in the Severance Plan) if (i) the PSUs and RSUs are not assumed in connection with the “change in control” or (ii) the PSUs and RSUs are assumed in connection with the “change in control” and such named executive officer’s employment is terminated without “cause” or due to a resignation for “good reason” (in each case, as defined in the Severance Plan). Also, in accordance with the accelerated vesting provisions contained in the award agreements, a prorated number of 2022 PSUs and RSUs will vest (with PSUs vesting based on actual performance at the end of the Performance Period) if such named executive officer’s employment is terminated without “cause” or due to a resignation for “good reason” outside of a “change in control”. In addition, in October 2022, the Board amended the terms of all outstanding PSU and RSU awards held by employees, including the named executive officers, to provide that such PSU and RSU awards will vest in full (with PSUs vesting at target performance level) upon a termination due to death or “disability” (as defined in the Severance Plan). In the event of all other terminations, the award agreements provide that the 2022 PSUs and RSUs will be forfeited without consideration.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	32

No Dividends
While a named executive officer holds unvested PSUs or RSUs, he or she is not entitled to vote or receive dividends, if any, with respect to such unvested units. The named executive officers’ RSUs and PSUs include dividend equivalent rights payable in cash at the same time as the related RSUs and PSUs vest and are settled.
Officer Arrangements and Severance
None of our currently employed named executive officers is party to an employment agreement or offer letter that obligates the Company to provide any ongoing compensation or benefits other than (i) base salary, (ii) participation in the Company’s LTIP program, (iii) participation in the Severance Plan in effect at the time of the executive’s termination, and (iv) the same health, welfare, and other employee benefits available to our employees generally. See “Eighth Amended and Restated Severance Plan” below for a description of the Severance Plan and the severance benefits provided under the Severance Plan to our named executive officers.
The executive officers are also each party to an Employee Restrictive Covenants, Proprietary Information and Inventions Agreement with the Company (the “Restrictive Covenants Agreement”). The Restrictive Covenants Agreements generally prohibit the executives from being involved in oil and gas exploration and development activities and other activities that directly compete with the Company’s business. The Restrictive Covenants Agreements also generally prohibit the executives from (i) participating in any business engaged in oil and gas exploration and development activities within a 25-mile radius of any mineral property interest of the Company or its affiliates (with exceptions in both cases for preexisting business activities and certain permitted investments) and (ii) soliciting employees or customers of the Company, in each case, for a defined period of time after employment with the Company has ended. Under the Restrictive Covenants Agreements, the executives are also generally prohibited from (i) using or disclosing the Company’s proprietary information and (ii) disparaging the Company or its business or any of its employees or officers, in each case, at any time during or after termination of employment.
Eighth Amended and Restated Severance Plan.    On January 21, 2022, the Board adopted the Eighth Amended and Restated Executive Change in Control and Severance Plan (the “Severance Plan”), pursuant to which our named executive officers (other than Mr. Dell, who did not participate in the Severance Plan during his service as Interim Chief Executive Officer) are entitled to certain severance benefits upon a qualifying termination or qualifying resignation if such termination is initiated by the Company for any reason other than for Cause (as defined in the Severance Plan), or by the officer for Good Reason (as defined in the Severance Plan). The Severance Plan provides enhanced severance benefits if such qualifying termination or qualifying resignation occurs within twelve months following a Change in Control (as defined in the Severance Plan). The severance benefits provided under the Severance Plan to our named executive officers are described below.
Under the Severance Plan, the Compensation Committee of the Board identifies Eligible Individuals (as defined in the Severance Plan) as “Tier 1 Executives,” “Tier 2 Executives,” “Tier 3 Executives,” “Tier 4 Executives” or “Tier 5 Key Employees”. Our named executive officers were identified as the following:
Name	Severance Plan Tier
M. Christopher Doyle	1
Marianella Foschi	2
Matthew R. Owens	1
Travis L. Counts	2
Sandra K. Garbiso	3
Benjamin Dell	N/A
Eric T. Greager(1)	1
Dean Tinsley(1)	3
Cyrus “Skip” Marter(1)	2

CIVITAS RESOURCES, INC. 2023 Proxy Statement	33

(1)
The employment of each of Mr. Greager, Mr. Tinsley, and Mr. Marter terminated in 2022. See “Severance Agreement with Mr. Greager,” “Severance Agreement with Mr. Tinsley,” and “Retirement Agreement with Mr. Marter” below for a description of their separation arrangements, respectively.

The Severance Plan provides that, upon the termination of an Eligible Individual’s employment without Cause or due to an Eligible Individual’s resignation for Good Reason (each, a “Qualifying Termination”), Tier 1, Tier 2 and Tier 3 Executives will be eligible to receive (i) a cash severance payment equal to 2.0x, 1.5x and 1.0x, respectively, their then current Base Salary (as defined in the Severance Plan) as of the Date of Termination (as defined in the Severance Plan), paid in equal monthly installments over a 24-month period with respect to Tier 1 Executives and a 12-month period with respect to Tier 2 and Tier 3 Executives, in each case, following the Date of Termination and (ii) reimbursement for the cost of any COBRA premiums incurred by the Executives during the 18-month period with respect to Tier 1 Executives and 12-month period with respect to Tier 2 and Tier 3 Executives, in each case, following the Date of Termination. For Tier 1, Tier 2 and Tier 3 Executives, the cash severance payment under the Severance Plan no longer includes an annual bonus component since our executive officers no longer participate in the Company’s STIP. All equity incentives then held by such Tier 1, Tier 2 and Tier 3 Executives pursuant to the LTIP or otherwise will be governed by the award agreement applicable to the equity incentive award.
The Severance Plan provides that if a Qualifying Termination occurs within 12 months following a Change in Control, Tier 1, Tier 2 and Tier 3 Executives will be eligible to receive (i) a lump sum cash severance payment equal to 3.0x, 2.5x and 2.0x, respectively, their then current Base Salary as of the Date of Termination and (ii) reimbursement for the cost of any COBRA premiums incurred by such Executives during the 24-month period with respect to Tier 1 Executives and 18-month period with respect to Tier 2 and Tier 3 Executives, in each case, following the Date of Termination. For Tier 1, Tier 2 and Tier 3 Executives, the cash severance payment under the Severance Plan no longer includes an annual bonus component since our executive officers no longer participate in the Company’s STIP. All equity incentives then held by such Tier 1, Tier 2 and Tier 3 Executive pursuant to the LTIP or otherwise will be governed by the award agreement applicable to the equity incentive award.
Severance Agreement with Mr. Greager.   In connection with Mr. Greager’s separation from the Company effective January 31, 2022, Mr. Greager and the Company entered into a Severance, Release and Consulting Agreement (the “Greager Severance Agreement”) on January 31, 2022. The Company treated Mr. Greager’s departure as a termination without Cause in connection with a Change in Control under the Severance Plan. The Agreement and Plan of Merger for the Extraction Merger (the “Extraction Merger Agreement”) provided that the Extraction Merger would be deemed to constitute a Change in Control for purposes of the Severance Plan. Mr. Greager received the severance benefits set forth in the Severance Plan for a Tier 1 Executive and memorialized in the Greager Severance Agreement, which included (i) a lump sum cash severance payment equal to $2,400,000 and (ii) Company reimbursement of COBRA premium costs for 24 months following the separation date. In addition to the severance benefits set forth in the Severance Plan for a Tier 1 Executive, the Greager Severance Agreement provided that all unvested RSUs and PSUs held by Mr. Greager would immediately vest as of Mr. Greager’s separation date (with PSUs vesting at their “target” performance level). Mr. Greager’s severance benefits were subject to his execution and non-revocation of a general release of claims in favor of the Company. In addition, the Greager Severance Agreement provided that Mr. Greager would provide technical consulting services to the Company through January 31, 2023 and receive a consulting fee equal to $100,000 for each completed three-month period. See “Potential Payments upon Termination or Change in Control” below for a quantification of Mr. Greager’s severance benefits.
Severance Agreement with Mr. Tinsley.   In connection with Mr. Tinsley’s separation from the Company effective August 1, 2022, Mr. Tinsley and the Company entered into a Severance and Release Agreement (the “Tinsley Severance Agreement”) on July 22, 2022. The Company treated Mr. Tinsley’s departure as a termination without Cause in connection with a Change in Control under the Severance Plan. The Extraction Merger Agreement provided that the Extraction Merger would be deemed to constitute a Change in Control for purposes of the Severance Plan. Mr. Tinsley received the severance benefits set forth in the Severance Plan for a Tier 3 Executive and memorialized in the Tinsley Severance Agreement, which included (i) a lump sum cash severance payment equal to $1,176,000 and (ii) Company reimbursement of COBRA

CIVITAS RESOURCES, INC. 2023 Proxy Statement	34

premium costs for 18 months following the separation date. In addition to the severance benefits set forth in the Severance Plan for a Tier 3 Executive, the Tinsley Severance Agreement provided that all unvested RSUs and PSUs held by Mr. Tinsley would immediately vest as of Mr. Tinsley’s separation date (with PSUs vesting at their “target” performance level). Mr. Tinsley’s severance benefits were subject to his execution and non-revocation of a general release of claims in favor of the Company. See “Potential Payments upon Termination or Change in Control” below for a quantification of Mr. Tinsley’s severance benefits.
Retirement Agreement with Mr. Marter.   In connection with Mr. Marter’s resignation as General Counsel and Secretary effective August 1, 2022 and retirement from the Company effective August 5, 2022, Mr. Marter and the Company entered into a Transition and Retirement Agreement on June 29, 2022 (the “Marter Retirement Agreement”). Mr. Marter did not receive any severance benefits under the Severance Plan in connection with his retirement. Instead, the Marter Retirement Agreement provided for the following retirement benefits: (i) all unvested RSUs and PSUs granted to Mr. Marter in 2020 and 2021 would immediately vest as of Mr. Marter’s retirement date (with PSUs vesting at their “target” performance level, and with all RSUs and PSUs granted to Mr. Marter in 2022 being forfeited without consideration as of Mr. Marter’s retirement date) and (ii) Company reimbursement of COBRA premium costs for 18 months following Mr. Marter’s retirement date. Mr. Marter’s retirement benefits were subject to his execution and non-revocation of a general release of claims in favor of the Company. The Marter Retirement Agreement also provided that Mr. Marter would provide consulting services to the Company from his retirement date through December 31, 2022, as requested by the Company and, in exchange for providing the consulting services, would be compensated at a rate of $500 per hour. In addition, in connection with Mr. Marter’s retirement, on July 27, 2022, the Board extended the post-termination exercise period of all outstanding vested stock options held by Mr. Marter. As a result of this extension, Mr. Marter’s outstanding vested stock options will remain exercisable in accordance with their respective terms until August 5, 2023. See “Potential Payments upon Termination or Change in Control” below for a quantification of Mr. Marter’s retirement benefits.
Other Employee Benefits.   We expect that the named executive officers will continue to be eligible for the same health, welfare, and other employee benefits available to our employees generally, including medical and dental insurance, short and long-term disability benefits, parking, and a 401(k) plan that includes Company matching of an employee’s contributions of up to 6% of such employee’s cash earnings. We believe that offering a comprehensive employee benefits package helps us attract and retain executive talent and remain competitive in our industry.
Executive Officer Stock Ownership Policy

We have established a Stock Ownership Policy for executive officers with the goal of promoting ownership of our common stock and aligning the interests of our executive officers with those of our stockholders. In February 2022, our Board of Directors approved amendments to the Stock Ownership Policy to account for the November 1, 2021 increase in base salaries of our executive officers (done in conjunction with the decision to exclude the executive officers from future STIP eligibility).
The ownership requirements for our named executive officers are currently established at the following minimum levels:
Position	Multiple
President and Chief Executive Officer	5x base salary
Chief Operating Officer, Chief Financial Officer and General Counsel (Chief Legal Officer)	2x base salary
Chief Accounting Officer, Chief Sustainability Officer, and Senior Vice Presidents	1x base salary
Executive officers have five years from the latter of (i) the date of their appointment as an executive officer and (ii) April 28, 2017, to achieve their targeted ownership level. Upon reaching the required ownership level based on the then-current closing price of our common stock, executive officers are not required to accumulate any shares in excess of shares held as of the determination date, regardless of changes in the price of our common stock. However, after obtaining the required ownership level, executive

CIVITAS RESOURCES, INC. 2023 Proxy Statement	35

officers may only sell shares if, after the sale of such shares, such executive officer will still be in compliance with the ownership requirements as of the day the shares are sold based on the then-current share price and salary level.
The Compensation Committee monitors stock ownership levels on an annual basis. If an executive is promoted to a position with a higher salary multiple, such executive will have two years from the date of the change in position to reach the higher expected stock ownership level, but still must meet the prior expected ownership level within the original five-year period. Executives who do not satisfy the ownership requirements within the time required must hold one hundred percent (100%) of the net shares acquired through the LTIPs until the ownership levels are satisfied. Shares owned outright, including shares purchased as part of any co-investment requirement, and unvested restricted shares and shares underlying unvested restricted stock units that, in each case, vest solely based on time and continued employment count towards satisfaction of the guidelines, but unvested performance-based restricted shares and shares underlying unvested performance stock units do not.
Tax Considerations

Our Compensation Committee considers tax and accounting rules and regulations when structuring the executive compensation paid to our named executive officers, including the following:
Tax Gross-Ups.   Our arrangements with our executive officers do not provide a “gross-up” or other reimbursement payment for any tax liability that such officer might owe as a result of the application of Section 409A of the Code or with respect to Sections 280G and 4999 of the Code (which may provide for, among other things, an excise tax on certain golden parachute payments received by the executives upon a change in control of the Company), and we have not agreed and are not otherwise obligated to provide any named executive officers with such a “gross-up” or other reimbursement. Our arrangements, including the Severance Plan, generally provide that if any payments upon a change in control constitute “parachute payments” (as defined under Section 280G of the Code), then such payments may be either paid in full or reduced so that such payments are less than the limitation under Section 280G, whichever produces the better after-tax result for the executive officer.
Indemnification

Our certificate of incorporation and bylaws provide indemnification rights to our directors and officers and permit us to purchase insurance on behalf of any officer, director, employee or other agent for any liability arising out of that person’s actions as our officer, director, employee or agent, regardless of whether Delaware law would mandate indemnification. Additionally, we have entered into separate indemnity agreements with our directors and officers to provide additional indemnification benefits, including the right to receive, in advance, reimbursements for expenses incurred in connection with a defense for which the director or officer is entitled to indemnification. We believe that the limitation of liability provisions in our certificate of incorporation, bylaws, and the indemnity agreements will facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	36

COMPENSATION COMMITTEE REPORT
The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information.
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference into the Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2023.
Compensation Committee of the Board
Howard A. Willard III, Chair
Morris R. Clark, Member
Wouter van Kempen, Member
Jeffrey E. Wojahn, Member

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EXECUTIVE COMPENSATION TABLES AND OTHER COMPENSATION DISCLOSURE
2022 Summary Compensation Table

The following table contains information concerning the annual compensation for services provided to us by our named executive officers during the fiscal years ended December 31, 2022, 2021, and 2020.
Name and Principal Position(1)	Year	Salary ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
M. Christopher Doyle President and Chief Executive Officer	2022	850,000	8,731,021	—	44,397	9,625,418
Marianella Foschi Chief Financial Officer	2022	599,327	1,911,094	124,264(6)	48,978	2,683,663
	2021	88,462	—	—	1,462	89,924
Matthew R. Owens Chief Operating Officer	2022	729,615	2,326,466	—	25,030	3,081,111
Travis L. Counts Chief Legal Officer and Secretary	2022	275,625	2,570,397	—	40,455	2,886,477
Sandra K. Garbiso Chief Accounting Officer and Treasurer	2022	521,154	1,107,882	—	54,320	1,683,356
	2021	306,483	870,785	220,644	19,280	1,417,192
	2020	270,133	371,954	250,129	19,091	911,307
Benjamin Dell(7) Former Interim Chief Executive Officer	2022	—	372,913	—	631,243	1,004,156
Eric Greager(8) Former President and Chief Executive Officer	2022	80,385	—	—	11,365,523	11,445,908
	2021	529,808	1,865,983	521,336	20,893	2,938,020
	2020	473,166	1,196,349	586,182	18,468	2,274,165
Dean Tinsley(9) Former Senior Vice President, Operations	2022	348,775	1,240,783	—	4,972,028	6,561,586
	2021	340,309	1,119,541	244,284	19,011	1,723,145
	2020	299,076	556,835	276,928	18,374	1,151,213
Cyrus D. Marter(10) Former General Counsel and Secretary	2022	415,000	1,440,190(10)	—	2,866,367	4,721,557
	2021	358,300	1,243,953	248,224	19,333	1,869,810
	2020	298,145	625,364	285,806	18,395	1,227,710

(1)
Mr. Doyle joined the Company as its President and Chief Executive Officer on May 2, 2022, and replaced Mr. Dell, who was serving the Company’s Interim Chief Executive Officer. Mr. Dell served as Interim Chief Executive Officer from January 31, 2022 until May 2, 2022, replacing Mr. Greager whose served as the Company’s President and Chief Executive Officer until his employment terminated effective January 31, 2022. Mr. Counts joined the Company as its Chief Legal Officer and Secretary on August 1, 2022, and replaced Mr. Marter, who served as the Company’s General Counsel and Secretary.

(2)
The following are the annual base salaries payable to each of the named executive officers as of December 31, 2022: Mr. Doyle, $1,300,000; Ms. Foschi, $603,750; Mr. Owens, $735,000; Mr. Counts, $682,500; and Ms. Garbiso, $525,000. See “2022 Compensation Actions — Base Salary” above for further information.

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(3)
Reflects the aggregate grant date fair value of RSU and PSU awards granted in 2022, computed in accordance with ASC Topic 718. It does not reflect the actual value that may be realized by the named executive officer. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU and PSU awards can be found in Note 7 to the financial statements as set forth in the Company’s Form 10-K filed with the SEC on February 22, 2023. Aggregate grant date fair value of the PSU awards granted in 2022 to each named executive officer, assuming maximum performance achievement, are as follows: $10,967,528 for Mr. Doyle, $3,007,606 for Ms. Foschi, $3,661,354 for Mr. Owens, $2,925,566 for Mr. Counts, and $1,743,533 for Ms. Garbiso. There were no stock options granted in 2022.

(4)
There were no bonuses earned under the Company’s STIP in 2022. On November 1, 2021, our Board determined that the Company’s executive officers would no longer participate in STIP. Amounts in this column for Ms. Garbiso and Messrs. Greager, Tinsley, and Marter represent the bonuses earned under the Company’s STIP in each of 2020 and 2021, but were not paid until 2021 and 2022, respectively.

(5)
All Other Compensation for 2022 included the following:

Named Executive Officer	Reserved Parking ($)(A)	401(k) Employer Match ($)	Dividend Equivalents ($)(B)	Air Travel ($)(C)	Relocation Allowance ($)(D)	Vacation Payout ($)(E)	Severance ($)(F)	Consulting Fees ($)(G)	Total ($)
M. Christopher Doyle	2,320	0	0	0	42,077	0	0	0	44,397
Marianella Foschi	3,480	18,300	2,546	0	24,652	0	0	0	48,978
Matthew R. Owens	3,480	18,300	3,250	0	0	0	0	0	25,030
Travis Counts	1,450	14,175	0	0	24,830	0	0	0	40,455
Sandra Garbiso	3,480	18,300	32,540	0	0	0	0	0	54,320
Benjamin Dell	0	0	0	483,883	0	0	0	0	483,883
Eric Greager	290	18,300	218,985	0	0	92,308	10,635,640	400,000	11,365,523
Dean Tinsley	2,030	18,300	240,316	0	0	66,715	4,644,667	0	4,972,028
Cyrus D. Marter	2,320	18,300	200,477	0	0	78,751	2,566,519	0	2,866,367

(A)
Parking is available to all employees. The amount listed includes excess costs for reserved parking.

(B)
Reflects dividend equivalents paid in cash on vested RSUs and PSUs.

(C)
Reflects the cost of private aircraft usage (based on invoices received by the Company) while Mr. Dell served as the Company’s Interim Chief Executive Officer.

(D)
Messrs. Doyle and Counts may receive reimbursement of up to $200,000 and $150,000, respectively, in substantiated relocation expenses incurred during the 18-month period commencing on May 2, 2022 and August 1, 2022, respectively. The amounts reflected are expenses incurred through December 31, 2022. For Ms. Foschi, includes costs incurred for her travel in lieu of relocation between Houston and Denver (based on invoices received by the Company).

(E)
Reflects vacation payouts for Messrs. Greager, Tinsley, and Marter, effective upon their termination dates from the Company.

(F)
Reflects the value of severance benefits received by each Messrs. Greager, Tinsley, and Marter under his respective severance or retirement agreement. For Mr. Greager, includes (i) $2,400,000 representing a lump-sum cash severance payment, (ii) $8,208,965 representing the acceleration of all

CIVITAS RESOURCES, INC. 2023 Proxy Statement	39

outstanding RSUs and PSUs, and (iii) $26,875 representing reimbursement for COBRA premiums through December 31, 2022. See “Severance Agreement with Mr. Greager” above for further information. For Mr. Tinsley, includes (i) $1,176,000 representing a lump-sum cash severance payment, (ii) $3,461,312 representing the acceleration of all outstanding RSUs and PSUs, and (iii) $7,355 representing reimbursement for COBRA premiums through December 31, 2022. See “Severance Agreement with Mr. Tinsley” above for further information. For Mr. Marter, includes (i) $2,559,164 representing the acceleration of all outstanding RSUs and PSUs granted to Mr. Marter in 2020 and 2021 and (ii) $7,355 representing reimbursement for COBRA premiums through December 31, 2022. See “Retirement Agreement with Mr. Marter” above for further information.
(H)
The amount reflected includes consulting fees paid to Mr. Greager during 2022. See “Severance Agreement with Mr. Greager” above for further information.

(6)
Ms. Foschi received a one-time cash payment pursuant to the Extraction LTIP.

(7)
Mr. Dell served as Interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as Interim Chief Executive Officer at the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as Interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. The amounts reflected for Mr. Dell include private aircraft usage during the period he served as Interim Chief Executive Officer, and were paid by the Company to Kimmeridge.

(8)
Mr. Greager’s employment with the Company terminated effective January 31, 2022.

(9)
Mr. Tinsley’s employment with the Company terminated effective August 1, 2022.

(10)
Mr. Marter retired from the Company effective August 5, 2022. The RSU and PSU awards Mr. Marter received in 2022 were forfeited upon his retirement from the Company.

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2022 Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made in 2022 to our named executive officers.
		Committee Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards; Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Name(1)	Grant Date		Threshold (#)	Target (#)	Maximum (#)
M. Christopher Doyle
RSUs	05/02/22	04/20/22	—	—	—	56,376(4)	3,247,257
PSUs – aTSR(5)	05/02/22	04/20/22	11,607	46,427	92,854	—	3,686,304
PSUs – rTSR(6)	05/02/22	04/20/22	5,804	23,214	46,428	—	1,797,460
Marianella Foschi
RSUs	02/23/22	—	—	—	—	8,887(4)	407,291
PSUs – aTSR(5)	02/23/22	—	4,443	17,773	35,546	—	980,714
PSUs – rTSR(6)	02/23/22	—	2,222	8,887	17,774	—	523,089
Matthew R. Owens
RSUs	02/23/22	—	—	—	—	10,818(4)	495,789
PSUs – aTSR(5)	02/23/22	—	5,409	21,637	43,274	—	1,193,930
PSUs – rTSR(5)	02/23/22	—	2,705	10,818	21,636	—	636,747
Travis L. Counts
RSUs	08/01/22	06/28/22	—	—	—	19,143(4)	1,107,614
PSUs – aTSR(5)	08/01/22	06/28/22	3,137	12,548	25,096	—	996,688
PSUs – rTSR(6)	08/01/22	06/28/22	1,569	6,274	12,548	—	466,095
Sandra K. Garbiso
RSUs	02/23/22	—	—	—	—	5,152(4)	236,116
PSUs – aTSR(5)	02/23/22	—	2,576	10,303	20,606	—	568,520
PSUs – rTSR(6)	02/23/22	—	1,288	5,152	10,304	—	303,247
Benjamin Dell(7)
RSUs	06/01/22	—	—	—	—	4,662	372,913
PSUs – aTSR	—	—	—	—	—	—	—
PSUs – rTSR	—	—	—	—	—	—	—
Eric T. Greager(8)
RSUs	—	—	—	—	—	—	—
PSUs – aTSR	—	—	—	—	—	—	—
PSUs – rTSR	—	—	—	—	—	—	—
Dean Tinsley(9)
RSUs	02/23/22	—	—	—	—	5,770(4)	264,439
PSUs – aTSR(5)	02/23/22	—	2,885	11,539	23,078	—	636,722
PSUs – rTSR(6)	02/23/22	—	1,443	5,770	11,540	—	339,622
Cyrus “Skip” Marter(10)
RSUs	02/23/22	—	—	—	—	6,697(4)	306,924
PSUs – aTSR(5)	02/23/22	—	3,349	13,394	26,788	—	739,081
PSUs – rTSR(6)	02/23/22	—	1,674	6,697	13,394	—	394,185

(1)
Awards granted to Ms. Foschi, Mr. Owens, and Mr. Dell were granted under the Extraction LTIP. Awards granted to all other named executive officers were granted under the 2021 LTIP. The awards

CIVITAS RESOURCES, INC. 2023 Proxy Statement	41

granted to each of Messrs. Doyle and Counts were granted on the date his employment with the Company commenced and, as reflected in the Committee Approval Date column, such grants were approved prior to such grant date. All other grants were approved on the same date as the grant date.
(2)
These amounts represent the threshold, target, and maximum payouts under the PSU awards granted to each of the named executive officers in 2022 under the 2021 LTIP and Extraction LTIP. The PSUs have a three-year performance period beginning on November 1, 2021 (the date of the merger) through December 31, 2024 (the “Performance Period”) with cliff vesting and will be payable in shares of common stock based upon the achievement by the Company over the Performance Period of either absolute TSR or relative TSR performance criteria, as described in “2022 Compensation Actions — Long-Term Equity Based Incentives” above.

(3)
Reflects the aggregate grant date fair value of RSUs and PSUs, computed in accordance with ASC Topic 718, and does not reflect the actual value that may be realized by the named executive officer. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU awards for purposes of the Company’s financial statements can be found in Note 7 to the financial statements as set forth in the Company’s Form 10-K filed with the SEC on February 22, 2023. The grant date fair value for PSUs is calculated based on a stochastic process using the Geometric Brownian motion model. These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of the Company’s financial statements, as set forth in Note 7 to the financial statements as set forth in the Company’s Form 10-K filed with the SEC on February 22, 2023.

(4)
Reflects the number of RSUs granted in 2022. The RSUs will vest in three equal installments on each of the first three anniversaries of the date of grant.

(5)
The PSUs subject to performance criteria based on absolute TSR performance vest based on the Company’s absolute TSR performance during the Performance Period. See “2022 Compensation Actions — Long-Term Equity Based Incentives” above for further information.

(6)
The PSUs subject to performance criteria based on relative TSR performance vest based on the Company’s relative TSR performance during the Performance Period. See “2022 Compensation Actions — Long-Term Equity Based Incentives” above for further information.

(7)
Mr. Dell served as interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as interim Chief Executive Officer of the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. Mr. Dell was granted RSUs under the Extraction LTIP in connection with his service as a director of the Company. Mr. Dell’s RSU award is structured so that one-quarter of the award vests each quarter, and dividends on both vested and unvested RSUs are paid out on a current basis, but the shares underlying his RSU award will not be released to him until he leaves the Board (which occurred on February 22, 2023, when Mr. Dell resigned from the Board). See “Director Compensation” below for more information regarding directors’ deferred RSU awards.

(8)
Mr. Greager’s employment with the Company terminated effective January 31, 2022.

(9)
Mr. Tinsley’s employment with the Company terminated effective August 1, 2022. Pursuant to the terms of the Tinsley Severance Agreement, he received accelerating vesting of his unvested RSUs and PSUs, including the RSUs and PSUs granted to him on February 23, 2022 (with his PSUs vesting at their “target” performance level).

(10)
Mr. Marter retired from the Company effective August 5, 2022. All RSUs and PSUs granted to Mr. Marter in 2022 under the Company’s 2021 LTIP were forfeited without consideration as of his retirement date.

Narrative Discussion of Summary Compensation Table and 2022 Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and 2022 Grants of Plan-Based Awards Table was paid or awarded, are described in detail above in the CD&A.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	42

2022 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding stock awards held by our named executive officers at the end of fiscal year 2022.
		Option Awards				Stock Awards
		Non-Qualified Stock Options				Restricted Stock Units		Performance Stock Unit Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
M. Christopher Doyle	05/02/22	—	—	—	—	56,376(2)	3,265,862	69,641(3)	4,034,303
Marianella Foschi	01/20/21	—	—	—	—	11,008(4)	637,693	49,537(4)(5)	2,869,678
	02/23/22	—	—	—	—	8,887(2)	514,824	26,660(3)	1,544,414
Matthew R. Owens	01/20/21	—	—	—	—	14,052(4)	814,032	63,239(4)(5)	3,663,435
	02/23/22	—	—	—	—	10,818	626,687	32,455(3)	1,880,118
Travis L. Counts	08/01/22	—	—	—	—	19,143(2)	1,108,954	18,822(3)	1,090,358
Sandra K. Garbiso	06/22/20	—	—	—	—	2,903(2)	168,171	—	—
	05/28/21	—	—	—	—	4,000(2)	231,720	9,371(3)	542,862
	02/23/22	—	—	—	—	5,152(2)	298,455	15,455(3)	895,308
Benjamin Dell(6)	06/01/22	—	—	—	—	2,331(2)	135,035	—	—
Eric T. Greager(7)	—	—	—	—	—	—	—	—	—
Dean Tinsley(8)	—	—	—	—	—	—	—	—	—
Cyrus D. Marter(9)	04/28/17	12,380	—	34.36	04/28/27	—	—	—	—

(1)
The market value was calculated using the closing price of our common stock on December 30, 2022, the last trading day of fiscal year 2022, as quoted by the NYSE.

(2)
RSUs vest in three equal installments on each of the first three anniversaries of the date of grant, provided the recipient remains continuously employed through the applicable vesting dates, or if earlier, upon a change-in-control and certain termination events.

(3)
The amounts here reflect the target amount of the initial number of PSUs granted to the named executive officers. The number of shares of the Company’s common stock that may be issued to settle PSUs ranges from 0% to 200% of the number of PSUs awarded based upon attainment of certain pre-determined performance goals. For all PSU awards, the PSUs will be settled in shares of the Company’s common stock following the conclusion of the three-year measurement period. See “Compensation Discussion and Analysis — 2022 Compensation Actions — Long-Term Equity Based Incentives” above for further information.

(4)
Pursuant to the Agreement and Plan of Merger, pursuant to which Civitas merged with Extraction (the “Extraction Merger” and such agreement, “Extraction Merger Agreement”), at the effective time of the Extraction Merger (the “Extraction Merger Effective Time”), Ms. Foschi’s and Mr. Owens’ awards of restricted stock units and performance stock units issued pursuant to Extraction’s 2021 Long Term Incentive Plan (the “Extraction LTIP”) that were outstanding immediately prior to the Extraction Merger Effective Time and that by their terms did not settle by reason of the occurrence of the closing of the Extraction Merger (each, an “Extraction RSU Award” or an “Extraction PSU Award,” respectively) were assumed by Civitas and converted into a number of restricted stock units or performance stock units, respectively (a “Converted RSU” or a “Converted PSU,” respectively), with respect to shares (rounded to the nearest number of whole shares) of Civitas common stock equal to the product of the number of Extraction common stock subject to the Extraction RSU Award or Extraction

CIVITAS RESOURCES, INC. 2023 Proxy Statement	43

PSU Award, respectively, immediately prior to the Extraction Merger Effective Time multiplied by the exchange ratio for the Extraction Merger. Each Converted RSU and Converted PSU continue to be governed by the same terms and conditions (including vesting and forfeiture) that were applicable to the corresponding Extraction Award immediately prior to the Extraction Merger Effective Time. Ms. Foschi’s and Mr. Owens’ Converted RSUs will continue to vest in three equal installments on each of the first three anniversaries of the date of grant.
(5)
Ms. Foschi’s and Mr. Owens’ Converted PSUs continue to be measured pursuant to the same terms and conditions of the underlying Extraction PSU Award in effect immediately prior to the Extraction Merger Effective Time and will vest at the end of the three-year performance period on January 20, 2024 based on performance during the performance period. The performance achievement for the Converted PSUs is determined based on a single criterion based on the Company’s annualized absolute total stockholder return (“ATSR”). The ATSR is determined based upon the performance of the Company’s common stock relative to a baseline price established at the grant date and then divided by three to produce an annualized ASTR. The Converted PSUs will vest at the following levels: (i) at less than 0% annualized ATSR, zero Converted PSUs vest; (ii) at 0% annualized ATSR, 50% of the Converted PSUs vest; (iii) at 10% annualized ATSR, 100% of the Converted PSUs vest; and (iv) at 20% ATSR, 200% of the Converted PSUs vest.

(6)
Mr. Dell served as interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as interim Chief Executive Officer of the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. Mr. Dell was granted RSUs in connection with his service as a director. Mr. Dell’s RSU awards are structured so that one-quarter of the award vests each quarter, but the shares underlying his RSU award will not be released to him until he leaves the Board (which occurred on February 22, 2023, when Mr. Dell resigned from the Board). See “Director Compensation” below for more information regarding directors’ deferred RSU awards.

(7)
Mr. Greager’s employment with the Company terminated effective January 31, 2022.

(8)
Mr. Tinsley’s employment with the Company terminated effective August 1, 2022.

(9)
Mr. Marter retired from the Company effective August 5, 2022. Mr. Marter’s stock options vested in equal installments over three years on each of the first three anniversaries of the date of grant, subject to his continuous employment with the Company. In connection with his retirement from the Company, the Company extended the post-termination exercise period of his outstanding vested stock options from 90 days after his retirement to the first anniversary of his retirement (August 5, 2023).

2022 Options Exercised and Stock Vested

The following table sets forth time-based RSUs and PSUs held by our named executive officers that vested during fiscal year 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting ($)(2)
M. Christopher Doyle	0	0
Marianella Foschi	5,504	304,206
Matthew R. Owens	7,027	388,382
Travis L. Counts	0	0
Sandra Garbiso	19,414	1,236,075
Benjamin Dell(3)	7,250	428,703
Eric Greager(4)	148,794	8,204,965
Dean Tinsley(5)	68,771	4,153,560
Cyrus “Skip” Marter(6)	51,233	3,343,905

CIVITAS RESOURCES, INC. 2023 Proxy Statement	44

(1)
The number of shares reflected in this column exhibits the gross number of RSU and PSU awards that vested prior to tax withholding. Accordingly, the named executive officers actually received fewer shares than the amounts set forth in the table above.

(2)
The value realized on vesting is based upon the gross shares underlying the time-based RSU awards that vested on their relevant vesting dates and PSU awards covering the fiscal year 2020-2022 performance period that vested in fiscal year 2022 multiplied by the closing price of our common stock on the NYSE on the trading date preceding the date of settlement.

(3)
Mr. Dell served as interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as interim Chief Executive Officer of the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. The values reflected in the table for Mr. Dell are in respect of RSU awards he received in connection with his service as a director of the Company and reflects the aggregate value of the RSU awards that vested during fiscal year 2022 as of the applicable vesting dates. The shares underlying Mr. Dell’s RSU awards were not released to him until after he resigned from the Board on February 22, 2023, and thus no value was actually realized by Mr. Dell upon vesting of his RSU awards during fiscal year 2022. See “Director Compensation” below for more information regarding directors’ deferred RSU awards. The value of Mr. Dell’s RSU awards that vested in fiscal year 2022 as of Mr. Dell’s resignation date was $448,268.

(4)
In addition to the vesting of PSU awards regularly scheduled to vest in 2022, these amounts include accelerated vesting of the unvested equity grants Mr. Greager received on April 11, 2018, May 8, 2019, June 22, 2020, and May 28, 2021, pursuant to the terms of the Greager Severance Agreement, resulting in the vesting of 99,225 RSUs and 49,569 PSUs. Pursuant to the Greager Severance Agreement, on February 8, 2022, his accelerated RSU and PSU awards were settled and released as follows: (i) 99,225 gross shares underlying his accelerated RSUs with a value realized upon settlement totaling $5,474,243 and (ii) 49,569 gross shares underlying his accelerated PSUs with a value realized upon settlement totaling $2,734,722. The value realized was based upon the gross shares underlying the RSU and PSU awards that vested, multiplied by the closing price of our common stock on the NYSE on February 7, 2022, the trading date preceding the release of his shares.

(5)
In addition to the vesting of RSU and PSU awards regularly scheduled to vest in 2022, these amounts include accelerated vesting of the unvested equity grants Mr. Tinsley received on June 22, 2020, May 28, 2021, and February 23, 2022, pursuant to the terms of the Tinsley Severance Agreement, resulting in the vesting of 15,258 RSUs and 43,082 PSUs. Pursuant to the Tinsley Severance Agreement, on August 10, 2022 his accelerated RSU and PSU awards were settled and released as follows: (i) 15,258 gross shares underlying his accelerated RSUs with a value realized upon settlement totaling $905,257 and (ii) 43,082 gross shares underlying his accelerated PSUs with a value realized upon settlement totaling $2,556,055. The value realized was based upon the gross shares underlying the RSU and PSU awards that vested, multiplied by the closing price of our common stock on the NYSE on August 9, 2022, the trading date preceding the release of his shares.

(6)
In addition to the vesting of RSU and PSU awards regularly scheduled to vest in 2022, these amounts include accelerated vesting of the unvested equity grants Mr. Marter received on June 22, 2020 and May 28, 2021, pursuant to the terms of the Marter Retirement Agreement, resulting in the vesting of 10,595 RSUs and 28,801 PSUs. Pursuant to the Marter Retirement Agreement, on August 14, 2022 his accelerated RSU and PSU awards were settled and released as follows: (i) 10,595 gross shares underlying his accelerated RSUs with a value realized upon settlement totaling $688,251 and (ii) 28,801 gross shares underlying his accelerated PSUs with a value realized upon settlement totaling $1,870,913. The value realized was based upon the gross shares underlying the RSU and PSU awards that vested, multiplied by the closing price of our common stock on the NYSE on August 12, 2022, the trading date preceding the release of his shares. All RSUs and PSUs granted to Mr. Marter in 2022 under the Company’s 2021 LTIP were forfeited without consideration as of his retirement date.

Pension Benefits

Other than our 401(k) plan, we do not have any plan that provides for retirement benefits.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	45

2022 Non-Qualified Deferred Compensation

We do not have any non-qualified deferred compensation plans. The following table provides information for Mr. Dell regarding the value of the shares of our common stock underlying deferred vested RSU awards and the aggregate value of the shares of our common stock underlying those awards as of December 31, 2022. See “Director Compensation” below for further information regarding directors’ deferred RSU awards.
Name	Plan	Registrant Contributions in Last FY ($)(1)	Aggregate Balance at Last FYE ($)(2)
Benjamin Dell	Extraction LTIP (Deferred RSU Award)	22,006	1,036,785

(1)
Represents the aggregate fair market value of shares underlying deferred vested RSUs awards as of the applicable vesting dates, computed in accordance with ASC Topic 718, as follows: (i) 4,919 deferred RSUs vested on April 20, 2021, (ii) 4,919 deferred RSUs vested on July 20, 2021, 4,918 RSU vested on October 20, 2021, (iv) 4,918 deferred RSUs vested on January 20, 2022; (v) 1,166 deferred RSUs vested on September 1, 2022, and (vi) 1,166 deferred RSUs vested on December 1, 2022. It does not reflect the actual value that may be realized by the independent director. The amount reported for Mr. Dell in the Stock Awards column of the Summary Compensation Table for 2022 (which is $372,913) reflects the grant date value of his award of 4,662 RSUs granted on June 1, 2022, computed in accordance with ASC Topic 718.

(2)
Represents the aggregate year-end fair market value of shares underlying deferred vested RSU awards, computed in accordance with ASC Topic 718. It does not reflect the actual value that may be realized by Mr. Dell.

Potential Payments Upon Termination and Change in Control

The table below discloses a hypothetical amount of compensation and/or benefits due to our continuing named executive officers in the event of their termination of employment and/or in the event we undergo a change in control. The amounts disclosed assume such termination and/or such change of control was effective as of December 31, 2022 and are calculated pursuant to the terms of the Severance Plan, as described in Compensation Discussion and Analysis — Officer Arrangements and Severance — Eighth Amended and Restated Severance Plan. The amounts below constitute estimates of the amounts that would be paid to the continuing named executive officers upon termination of their employment and/or upon a change in control. The actual amounts to be paid are dependent on various factors, which may or may not exist at the time a continuing named executive officer is actually terminated and/or a change in control actually occurs. Therefore, such amounts and disclosures should be considered “forward-looking statements.” The table below also discloses the actual amount of compensation and/or benefits received by our named executive officers whose employment terminated prior to the date of this proxy statement. All severance benefits are generally conditioned upon the named executive officer’s compliance with the restrictive covenants set forth in his or her Restrictive Covenants Agreement. See “Compensation Discussion and Analysis — Officer Arrangements and Severance” above for further information.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	46

Name	Payment Type	Termination without Cause or Resignation for Good Reason ($)	Termination for Disability or Death ($)	Termination Without Cause or Resignation for Good Reason/ Change in Control ($)	Retirement ($)
M. Christopher Doyle(7)	Cash Severance(1)	2,600,000	—	3,900,000	—
	RSUs(2)	790,775	3,551,970	3,551,970	—
	PSUs(3)	1,615,513	4,387,731	8,775,462	—
	Health Payment(4)	44,131	—	44,131	—
	TOTAL	5,050,419	7,939,701	16,271,563	—
Matthew R. Owens(8)	Cash Severance(1)	1,470,000	—	2,205,000	—
	RSUs(2)	628,558	1,603,588	1,603,588	—
	PSUs(3)	3,135,693	5,747,614	12,348,955	—
	Health Payment(4)	44,131	—	44,131	—
	TOTAL	5,278,382	7,351,203	16,201,674	—
Travis L. Counts	Cash Severance(1)	1,023,750	—	1,706,250	—
	RSUs(2)	164,710	1,180,022	1,180,022	—
	PSUs(3)	427,183	1,160,235	2,320,470	—
	Health Payment(4)	22,066		33,099	—
	TOTAL	1,637,709	2,340,258	5,239,841	—
Marianella Foschi	Cash Severance(1)	905,625	—	1,509,375	—
	RSUs(2)	499,908	1,282,698	1,282,698	—
	PSUs(3)	2,767,385	4,916,092	9,832,183	—
	Health Payment(4)	8,543	—	12,815	—
	TOTAL	4,181,461	6,198,790	12,637,071	—
Sandra Garbiso	Cash Severance(1)	525,000	—	1,050,000	—
	RSUs(2)	272,561	782,167	782,167	—
	PSUs(3)	484,910	1,605,157	3,210,315	—
	Health Payment(4)	22,066	—	33,099	—
	TOTAL	1,304,537	2,387,324	5,075,581	—
Benjamin Dell(5)	Cash Severance	N/A	N/A	N/A	N/A
	RSUs	N/A	N/A	N/A	N/A
	PSUs	N/A	N/A	N/A	N/A
	Health Payment	N/A	N/A	N/A	N/A
	TOTAL	N/A	N/A	N/A	N/A
Eric T. Greager(6)	Cash Severance	—	—	2,400,000	—
	RSUs			5,589,592	—
	PSUs	—	—	2,792,346	—
	Health Payment	—	—	53,351	—
	TOTAL	—	—	10,835,289	—
Dean Tinsley(7)	Cash Severance	—	—	1,176,000	—
	RSUs	—	—	955,576	—
	PSUs	—	—	2,696,952	—
	Health Payment	—	—	33,099	—
	TOTAL	—	—	4,861,627	—
Cyrus D. Marter(8)	Cash Severance	—	—	—	—
	RSUs	—	—	—	746,092
	PSUs	—	—	—	1,978,557
	Health Payment	—	—	—	33,099
	TOTAL	—	—	—	2,757,748

CIVITAS RESOURCES, INC. 2023 Proxy Statement	47

(1)
Upon termination without Cause or resignation for Good Reason (as such terms are defined in the Severance Plan), Messrs. Doyle and Owens are entitled to a cash payment equal to 200% of their base salaries, payable in equal monthly installments over a 24-month period following the date of termination; Ms. Foschi and Mr. Counts are entitled to a cash payment equal to 150% of their base salaries, payable in equal monthly installments over a 12-month period following the date of termination; and Ms. Garbiso is entitled to a cash payment equal to 100% of her base salary, payable in equal monthly installments over a 12-month period following the date of termination. If such termination occurs within 12 months following a change in control, Messrs. Doyle and Owens are entitled to a cash payment equal to 300% of their base salaries, payable in a lump sum; Ms. Foschi and Mr. Counts are entitled to a cash payment equal to 250% of their base salaries, payable in a lump sum; and Ms. Garbiso is entitled to a cash payment equal to 200% of her base salary, payable in a lump sum.

(2)
Upon termination without Cause or resignation for Good Reason (as such terms are defined in the Severance Plan), a pro-rata portion of any RSUs that have not vested as of a named executive officer’s date of termination shall vest as of such termination date. The pro-rata portion is determined by a fraction, the numerator of which is (A) the number of days between the last scheduled vesting date of the applicable award and such executive’s date of termination and the denominator of which is (B) the number of days between such last scheduled vesting date and the final vesting date of the applicable award. In the event such termination occurs within 12 months following a change in control, any RSUs that have not vested as of the named executive officer’s date of termination shall fully vest as of such termination date. Upon termination due to death or Disability (as defined in the Severance Plan), any RSUs that have not vested as of the named executive officer’s date of termination will fully vest as of such termination date. The accelerated vesting of the RSU awards is based upon the closing price per share of our common stock on December 30, 2022, which was $57.93, multiplied by the number of RSUs that would vest upon the occurrence of the event indicated, and then adding any accumulated cash amounts pursuant to the dividend equivalent rights attributable to any such RSUs on that date. See “Compensation Discussion and Analysis — 2022 Compensation Actions — Further Details of PSU and RSU Awards — Treatment upon Termination and Change in Control of 2022 PSUs and RSUs” above for further information.

(3)
Upon termination without Cause or resignation for Good Reason (as such terms are defined in the Severance Plan), a pro-rata portion of any PSUs that would have vested at the end of the Performance Period based on actual performance (or, for PSUs awarded to Ms. Garbiso prior to 2022, at target performance level) if the named executive officer’s employment with the Company continued through such date will vest. The pro-rata portion is determined by a fraction, the numerator of which is generally the number of days of the Performance Period the named executive officer remained an employee with the Company and the denominator of which is generally the number of days in the Performance Period. In the event such termination occurs within 12 months following a change in control, any PSUs that have not vested as of the named executive officer’s date of termination shall fully vest as of such termination date at actual performance level (or, for PSUs awarded to Ms. Garbiso prior to 2022, at target performance level). Upon termination due to death or Disability (as defined in the Severance Plan), all PSUs will fully vest at target performance level as of such termination date. The accelerated vesting of the PSUs is based upon the closing price per share of our common stock on December 30, 2022, which was $57.93, multiplied by the number of prorated PSUs that would vest upon the occurrence of the event indicated, and then adding any accumulated cash amounts pursuant to the dividend equivalent rights attributable to any such PSUs on that date. See “Compensation Discussion and Analysis — 2022 Compensation Actions — Further Details of PSU and RSU Awards — Treatment upon Termination and Change in Control of 2022 PSUs and RSUs” above for further information.

(4)
Upon termination without Cause or resignation with Good Reason (as such terms are defined in the Severance Plan), Messrs. Doyle and Owens are entitled to reimbursement for the cost of any COBRA premiums incurred during the 24-month period following the date of termination; and Ms. Foschi, Mr. Counts, and Ms. Garbiso are entitled to reimbursement for the cost of any COBRA premiums incurred during the 12-month period following the date of termination. If such termination occurs within 12 months following a change in control, Messrs. Doyle and Owens are entitled to reimbursement for the cost of any COBRA premiums incurred during the 24-month period following the date of

CIVITAS RESOURCES, INC. 2023 Proxy Statement	48

termination; and Ms. Foschi, Mr. Counts, and Ms. Garbiso are entitled to reimbursement for the cost of any COBRA premiums incurred during the 18-month period following the date of termination.
(5)
Mr. Dell served as interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as interim Chief Executive Officer at of the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. Mr. Dell was granted RSUs in connection with his service as a director. Mr. Dell’s RSU awards are structured so that one-quarter of the award vests each quarter, but the shares underlying his RSU award will not be released to him until he leaves the Board (which occurred on February 22, 2023, when Mr. Dell resigned from the Board). Upon his resignation, Mr. Dell received a total value of approximately $1,504,695 through his vested RSUs being released and his unvested RSUs being accelerated. This value was calculated based upon the closing price per share of our common stock on February 21, 2023, which was $61.83. See “Director Compensation” below for more information regarding directors’ deferred RSU awards.

(6)
Mr. Greager separated from the Company effective January 31, 2022. The Company treated Mr. Greager’s departure as a termination without Cause in connection with a Change in Control under the Severance Plan, and Mr. Greager received the severance benefits set forth in the Severance Plan for a Tier 1 Executive and memorialized in the Greager Severance Agreement, which included (i) a lump sum cash severance payment equal to $2,400,000 and (ii) Company reimbursement of COBRA premium costs for 24 months following the separation date. In addition to the severance benefits set forth in the Severance Plan for a Tier 1 Executive, the Greager Severance Agreement provided that all unvested RSUs and PSUs held by Mr. Greager would immediately vest as of Mr. Greager’s separation date (with PSUs vesting at their “target” performance level). See “Compensation Discussion and Analysis — Severance Agreement with Mr. Greager” above for further information. The RSU and PSU figures in the table for Mr. Greager include $172,973 of dividend equivalents paid in cash on his RSUs and PSUs that were accelerated.

(7)
Mr. Tinsley separated from the Company effective August 1, 2022. The Company treated Mr. Tinsley’s departure as a termination without Cause in connection with a Change in Control under the Severance Plan, and Mr. Tinsley received the severance benefits set forth in the Severance Plan for a Tier 3 Executive and memorialized in the Tinsley Severance Agreement, which included (i) a lump sum cash severance payment equal to $1,176,000 and (ii) Company reimbursement of COBRA premium costs for 18 months following the separation date. In addition to the severance benefits set forth in the Severance Plan for a Tier 3 Executive, the Tinsley Severance Agreement provided that all unvested RSUs and PSUs held by Mr. Tinsley would immediately vest as of Mr. Tinsley’s separation date (with PSUs vesting at their “target” performance level). See “Compensation Discussion and Analysis — Severance Agreement with Mr. Greager” above for further information. The RSU and PSU figures in the table for Mr. Tinsley include $191,216 of dividend equivalents paid in cash on his RSUs and PSUs that were accelerated.

(8)
Mr. Marter retired from the Company effective August 5, 2022. Mr. Marter did not receive any severance benefits under the Severance Plan in connection with his retirement. Instead, the Marter Retirement Agreement provided for the following retirement benefits: (i) all unvested RSUs and PSUs granted to Mr. Marter in 2020 and 2021 would immediately vest as of Mr. Marter’s retirement date (with PSUs vesting at their “target” performance level, and with all RSUs and PSUs granted to Mr. Marter in 2022 being forfeited without consideration as of Mr. Marter’s retirement date) and (ii) Company reimbursement of COBRA premium costs for 18 months following Mr. Marter’s retirement date. See “Compensation Discussion and Analysis — Retirement Agreement with Mr. Marter” above for further information. The RSU and PSU figures in the table for Mr. Tinsley include $165,485 of dividend equivalents paid in cash on his RSUs and PSUs that were accelerated.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the total compensation of our employees and the annual total compensation of our President and Chief Executive Officer (our “CEO”). During 2022, Mr. Greager served as the Company’s CEO until January 31, 2022, at which time Mr. Dell became our Interim CEO until May 2, 2022 at which time

CIVITAS RESOURCES, INC. 2023 Proxy Statement	49

Mr. Doyle became our CEO. As permitted by Regulation S-K, for purposes of determining the CEO pay ratio, we annualized Mr. Doyle’s 2022 compensation as CEO, as described further below.
For 2022, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our company (other than our CEO) was $177,561.

•
The total compensation of our CEO (annualized) was $10,075,418.

Based on this information for 2022, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 56:1. Our pay ratio has been calculated in a manner consistent with Item 402(u) of Regulation S-K.
We identified our median employee by examining the total cash compensation paid to all of our employees in 2022, excluding our CEO, who were employed by us on December 30, 2022, the last day of our payroll year. Our employee population consisted of 353 employees, other than the CEO, with all individuals located in the United States. This population consisted of our full-time and part-time employees. In making this determination, we annualized the compensation of all permanent employees who were hired in 2022, but did not work for the entire twelve-month period. As reflected in our payroll records, for purposes of determining the total cash compensation paid, we included: the annual total compensation paid (or, in the case of hourly workers, annualized wages including overtime pay) and the amount of any cash incentives, including cash incentives earned in 2022, but not paid to the employee until 2023.
We identified our median employee based on annual total cash compensation, we calculated annual total cash compensation for such employee using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table described above. For the year ended December 31, 2022, the total compensation for Mr. Doyle, was $9,625,418 as reported in the Summary Compensation Table above. Because Mr. Doyle was appointed CEO effective May 2, 2022, we annualized his salary as disclosed in the Summary Compensation Table to arrive at a value of $10,075,418, used for the ratio of annual total compensation for our CEO to the annual total compensation for our median employee.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pay versus Performance

The following table sets forth certain information with respect to the Company’s financial performance and the compensation paid to our named executive officers (“NEOs”) for the fiscal years ended on December 31, 2022, December 31, 2021, and December 31, 2020.
							Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs (4)(5)	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO 1(1)	Compensation Actually Paid to PEO 1(4)	Summary Compensation Table Total for PEO 2(2)	Compensation Actually Paid to PEO 2(4)	Summary Compensation Table Total for PEO 3(3)	Compensation Actually Paid to PEO 3(4)			Total Shareholder Return(6)	Peer Group Total Shareholder Return(6)	Net Income(7)	Relative Total Shareholder Return(8)
2022	$9,625,418	$9,339,010	$1,004,156	$950,457	$11,445,908	$11,443,023	$3,602,958	$4,421,346	$275.14	$154.88	$1,248	28th Percentile
2021	N/A	N/A	N/A	N/A	$2,938,020	$9,723,776	$2,474,804	$3,977,856	$214.79	$106.29	$179	62nd Percentile
2020	N/A	N/A	N/A	N/A	$2,274,165	$1,297,858	$1,130,031	$910,473	$82.82	$63.42	$104	86th Percentile

CIVITAS RESOURCES, INC. 2023 Proxy Statement	50

(1)
Mr. Doyle was a Principal Executive Officer of the Company (“PEO”) only in fiscal year 2022. Mr. Doyle joined the Company as its President and Chief Executive Officer on May 2, 2022.

(2)
Mr. Dell was a PEO only in fiscal year 2022. Mr. Dell served as Interim Chief Executive Officer from January 31, 2022 until May 2, 2022. During his service as Interim Chief Executive Officer at the Company, he remained an employee of Kimmeridge and did not receive any compensation directly from the Company for his service as Interim Chief Executive Officer or participate in any of the Company’s employee benefits plans. Mr. Dell only received compensation directly from the Company for his services as a director of the Company. In addition, Mr. Dell was allowed private aircraft usage during the period he served as Interim Chief Executive Officer, and the amounts for such private aircraft usage were paid by the Company to Kimmeridge.

(3)
Mr. Greager was a PEO in fiscal years 2022, 2021, and 2020. Mr. Greager’s employment with the Company terminated effective January 31, 2022.

(4)
The dollar amounts reported represent the amount of “compensation actually paid” (“CAP”), as computed in accordance with SEC rules. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. The “compensation actually paid” reflects the adjustments set forth in the table below made to the total compensation amounts reported in the Summary Compensation Table for the applicable year, computed in accordance with Item 402(v) of Regulation S-K. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as the NEOs are not entitled to receive dividends with respect to unvested RSUs and PSUs and are only entitled to dividend equivalent rights that are payable in cash at the same time as the related RSUs and PSUs vest and are settled:

Fiscal Year	Executives	SCT (A)	Minus Stock Award Values from SCT (B)	Year End Value of New Awards (C1)	Change in Value of Unvested Awards (C2)	Change in Value of Vested Awards (C3)	Total Equity CAP (D) = (C1) + +(C2)+(C3)	CAP (E) = (A)+(B)+(D)
2022	PEO 1 – Mr. Doyle	$9,625,418	$(8,731,021)	$8,444,613	$0	$0	$8,444,613	$9,339,010
	PEO-2 – Mr. Dell	$1,004,156	$(372,913)	$139,602	$0	$179,612	$319,214	$950,457
	PEO 3 – Mr. Greager	$11,445,908	$0	$0	$0	$(2,885)	$(2,885)	$11,443,023
	Non-PEO NEOs	$3,602,958	$(1,766,135)	$1,572,534	$653,015	$358,974	$2,584,523	$4,421,346
2021	PEO 3 – Mr. Greager	$2,938,020	$(1,865,983)	$2,105,045	$3,927,169	$2,619,525	$8,651,739	$9,723,776
	Non-PEO NEOs	$2,474,804	$(821,013)	$545,625	$539,195	$1,239,244	$2,324,064	$3,977,856
2020	PEO 3 – Mr. Greager	$2,274,165	$(1,196,349)	$1,124,896	$(490,378)	$(414,475)	$220,043	$1,297,858
	Non-PEO NEOs	$1,130,031	$(544,879)	$512,335	$(67,405)	$(119,609)	$325,321	$910,473

(A)
The dollar amounts reported in the Summary Compensation Table for the applicable year.

(B)
The amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year represent the grant date fair value of equity awards granted in the applicable year.

(C)
The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:

(C1)
the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

(C2)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(C3)
for awards that vest in applicable year, the change in the fair value as of the vesting date from the end of the prior year.

(D)
Total Equity Adjustments from the addition (or subtraction, as applicable) of re-valued equity.

(E)
“Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	51

In calculating the “compensation actually paid” amounts, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
(5)
The names of each of the non-PEO NEOs reflected in these columns for each applicable fiscal year are as follows: (i) for fiscal year 2022, Matthew R. Owens, Travis L. Counts, Marianella Foschi, Sandra K. Garbiso, Dean Tinsley, and Cyrus D. Marter; (ii) for fiscal year 2021, Brant H. DeMuth, Marianella Foschi, Cyrus D. Marter, Dean Tinsley, and Sandra K. Garbiso; and (iii) for fiscal year 2020, Brant H. DeMuth, Cyrus D. Marter, Dean Tinsley, and Sandra K. Garbiso.

(6)
The Company TSR and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K. The peer group used to determine the Company’s Peer Group TSR for each applicable fiscal year is the Standard and Poor’s 500 Oil & Gas Exploration & Production Index (“S&P O&G E&P Index”) as disclosed in the Company’s Form 10-K filed with the SEC on February 22, 2023 pursuant to Item 201(e) of Regulation S-K.

(7)
Represents the amount of net income reflected in the Company’s audited financial statements for each applicable fiscal year (amounts presented in thousands).

(8)
We have selected Relative Total Shareholder Return as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link “compensation actually paid” to our NEOs to company performance for fiscal year 2022. Calculations within this column are based on 1-year measurements (as opposed to the 3-year relative TSR used for the rTSR PSUs granted under our LTIP) and are based on the Peer Group used to calculate relative TSR for the rTSR PSUs granted under our LTIP in 2022. Please refer to “Compensation Discussion and Analysis — 2022 Compensation Actions — Further Details of PSU and RSU Awards — 2022 PSUs — Relative TSR” generally for additional disclosure regarding the Peer Group and how relative TSR is derived from absolute TSR.

Pay versus Performance Comparative Disclosure
As described in more detail in the section titled “Compensation Discussion and Analysis — Elements of Our 2022 Executive Compensation and Why We Pay Each Element — Pay-for-Performance,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the table above. Further, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with ‘compensation actually paid’ for a particular year (as computed in accordance with Item 402(v) of Regulation S-K).
In accordance with Item 402(v) of Regulation S-K, the Company is providing graphical descriptions of the relationships between the information presented in the table above.

Compensation Actually Paid Against TSR and Company TSR Against Peer Group TSR
Compensation Actually Paid ($M)
$14
$12
$10
$8
$6
$4
$2
$0
Value of $100 Investment
$260
$210
$160
$110
$60
PEO 1
PEO 2
PEO 3
Non-PEO NEOs
TSR of Civitas
TSR of Peer Index
$275
$215
$155
$106
$100
$83
$63
2019
2020
2021
2022
Reported Year

Compensation Actually Paid Against Company Selected Measure
(1-Year Relative TSR)
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($M)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Relative TSR Percentile
86%
62%
28%
PEO 1
PEO 2
PEO 3
Non-PEO NEOs
Relative TSR
2020
2021
2022

CIVITAS RESOURCES, INC. 2023 Proxy Statement	52

Compensation Actually Paid Against Net Income
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($M)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Net Income ($M)
PEO 1
PEO 2
PEO 3
Non-PEO NEOs
Net Income
$104
$179
$1,248
2020
2021
2022
Reported Year

Pay versus Performance Tabular List
The following table lists our most important performance measures used by us to link ‘compensation actually paid’ to our NEOs to company performance for fiscal year 2022. The performance measures included in this table are not ranked by relative importance.
Most Important
Performance Measures

Relative Total
Shareholder Return
Absolute Total
Shareholder Return
Adjusted EBITDAX
Free Cash Flow
Director Compensation

Our Board believes that attracting and retaining qualified independent directors is critical to the ongoing operation of our Company. Similar to the evaluation of the compensation of our executives, our Compensation Committee engages the Compensation Consultant to conduct an analysis of the independent director compensation.
Effective November 1, 2021, the Company’s Independent Director Compensation Program was completely revised. There is no longer any cash fee solely for serving as a director or a committee member. Rather, each non-employee director receives an annual grant of deferred restricted stock units with a grant date value equal to $300,000, determined based on the Company’s 30-day VWAP. The cash fees for serving as chair of a committee are as follows:
Board/Committee	Committee Chair Compensation ($)
Audit Committee Chair	25,000
Compensation Chair	20,000
ESG Committee Chair	20,000
Nominating and Corporate Governance Chair	15,000
In addition, beginning in 2023, the Board chair, Wouter van Kempen, will receive an annual cash fee equal to $125,000 in recognition of the additional time commitment required for serving as Board chair. Directors who are also members of our executive management do not receive any additional compensation for their service on our Board.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	53

The following table provides information concerning the compensation of our independent directors who served in 2022 (other than Mr. Dell) for the fiscal year ended December 31, 2022. Because Mr. Dell served as our interim Chief Executive Officer for a portion of the 2022 fiscal year, information on his compensation is included in our Summary Compensation Table.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Dividends Earned and Paid in Cash on Deferred RSUs(3)	Total ($)
Morris R. Clark	$25,000(4)	$372,913	$147,360	$545,273
Carrie M. Fox	$0	$372,913	$147,360	$520,273
Carrie L. Hudak	$19,982(5)	$372,913	$45,257	$438,152
Brian Steck	$14,986(6)	$372,913	$45,257	$433,156
James M. Trimble	$0	$372,913	$45,257	$418,170
Howard A. Willard III	$20,000(7)	$372,913	$147,360	$540,273
Jeffrey E. Wojahn	$0	$372,913	$45,257	$418,170

(1)
Amounts reflect the independent directors’ chair fees that were accrued and earned in 2022.

(2)
The amounts in the Stock Awards column represent the aggregate grant date fair value of RSU awards granted under our LTIPs in 2022, computed in accordance with ASC Topic 718. It does not reflect the actual value that may be realized by the independent director. The discussion of the assumptions used in calculating the aggregate grant date fair value of the RSU awards for purposes of the Company’s financial statements can be found in Note 7 to the financial statements as set forth in the Company’s Form 10-K filed with the SEC on February 22, 2023. Such calculation differs from the calculation used for purposes of our independent director compensation program, which uses the Company’s 30-day VWAP. The amounts in the Stock Awards column are equivalent to a $300,000 grant-date fair value when determined based on the Company’s 30-day VWAP prior to the grant date.

No stock options were awarded to independent directors in fiscal year 2022, and there were no outstanding stock options held by our independent directors as of December 31, 2022.
(3)
Reflects dividend equivalents paid in cash on RSUs to independent directors during fiscal year 2022.

(4)
Includes fees for serving as Chair of the Audit Committee.

(5)
Includes fees for serving as Chair of the ESG Committee. Pursuant to the Company’s Independent Director Program Ms. Hudak’s fees were prorated downward to 7/12ths to cover the partial year between November 2021 (the merger date) and the 2022 Civitas annual stockholder meeting.

(6)
Includes fees for serving as Chair of the Nominating and Corporate Governance Committee. Pursuant to the Company’s Independent Director Program Mr. Steck’s fees were prorated downward to 7/12ths to cover the partial year between November 2021 (the merger date) and the 2022 Civitas annual stockholder meeting.

(7)
Includes fees for serving as Chair of the Compensation Committee.

Effective November 1, 2021, the RSU award component of our independent director compensation was amended. Recognizing the decrease in the independent directors’ cash compensation (as described above), the increased size and scale of the Company, and in an effort to further align the interests of the independent directors with those of our stockholders, the grant-date fair value of the annual RSU awards was increased to $300,000, determined based on the Company’s 30-day VWAP. Further, the new awards are now structured so that one-quarter of the award vests each quarter, and dividends on both vested and unvested RSUs are paid out on a current basis (rather than accruing during the vesting period and not being paid out until the award vests). However, notwithstanding the quarterly vesting schedule, the shares underlying each RSU award will not be released to the independent director until the director leaves the Board.
The following table provides information, as of December 31, 2022, on outstanding RSUs held by our current independent directors (other than Mr. Dell). For information on awards held by Mr. Dell that

CIVITAS RESOURCES, INC. 2023 Proxy Statement	54

remained outstanding as of December 31, 2022, see “Executive Compensation Tables and Other Compensation Disclosure — 2022 Outstanding Equity Awards at Fiscal Year End.”
Name	RSUs Outstanding and Deferred(a) (#)
Morris R. Clark	24,336
Carrie M. Fox	24,336
Carrie L. Hudak	8,097
Brian Steck	8,097
James M. Trimble	8,097
Howard A. Willard III	24,336
Jeffrey E. Wojahn	8,097

(a)
In the event of a change in control, all unvested RSUs will vest in full.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	55

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table represents the securities authorized for issuance under our compensation plans, as of December 31, 2022.
Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	751,607(1)	$34.36(2)	928,590(3)
Equity compensation plans not approved by security holders	631,347(4)	N/A	2,430,898(5)
Total	1,382,954	—	3,359,488

(1)
Represents (i) 15,170 shares underlying outstanding stock options to purchase shares of the Company’s common stock, (ii) 418,483 RSUs, and (iii) 317,954 PSUs granted under the Company’s 2017 LTIP and 2021 LTIP. The number of shares of the Company’s common stock that may be issued to settle PSUs ranges from 0% to 200% of the number of PSUs awarded based upon attainment of certain pre-determined performance goals. For all PSU awards, the PSUs will be settled in shares of the Company’s common stock following the conclusion of the three-year measurement period. The amount in this column assumes the maximum 200% payout. See “Compensation Discussion and Analysis — 2022 Compensation Actions — Long-Term Equity Based Incentives” above for further information.

(2)
The weighted-average exercise price relates solely to shares subject to outstanding stock options, as shares subject to RSUs and PSUs have no exercise price.

(3)
Represents securities available for issuance under our 2021 LTIP.

(4)
Represents 257,303 RSUs and 374,044 PSUs granted under the Extraction LTIP. Pursuant to the terms of the merger agreement between the Company and Extraction, all outstanding Extraction LTIP awards were converted to economically equivalent Civitas awards. The number of shares of the Company’s common stock that may be issued to settle PSUs ranges from 0% to 200% of the number of PSUs awarded based upon attainment of certain pre-determined performance goals. For all PSU awards, the PSUs will be settled in shares of the Company’s common stock following the conclusion of the three-year measurement period. The amount in this column assumes the maximum 200% payout. See “Compensation Discussion and Analysis — 2022 Compensation Actions — Long-Term Equity Based Incentives” above for further information.

(5)
Represents securities available for issuance under the Extraction LTIP. The Extraction LTIP was approved by the U.S. Bankruptcy Court for the District of Delaware and became effective upon Extraction’s emergence from bankruptcy proceedings. Civitas assumed the Extraction LTIP in connection with the merger. New awards under the Extraction LTIP can only be granted to individuals (i) who were employed by or otherwise providing services to Extraction or its affiliates immediately before the closing of the merger or (ii) who were hired by, or otherwise first became service providers to, the Company or its affiliates on or after the closing of the merger. See Note 7 to the financial statements, set forth in the Company’s Form 10-K filed with the SEC on February 22, 2023, for further information regarding the Extraction LTIP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. van Kempen, Clark, Willard and Wojahn are the current members of the Compensation Committee. No member of our Compensation Committee has been at any time an employee of ours. None of our executive officers serve or have served on the board of directors or compensation committee of a company that has one or more executive officers who serve on our Board or Compensation Committee. No member of our Board is an executive officer of a company at which one or more of our executive officers serves as a member of the board of directors or compensation committee of that company.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	56

AUDIT COMMITTEE REPORT
The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee is currently composed of five directors, Messrs. Clark, Wojahn, and Trimble and Mses. Hudak and Byers and operates under a written charter adopted by the Board. Each member of the Audit Committee meets the independence requirements of the NYSE listing standards and other applicable standards. The duties of the Audit Committee are summarized in this proxy statement under “Corporate Governance — Audit Committee” and are more fully described in the charter which can be viewed on the Company’s website under “Corporate Governance.”
The Board has charged the Audit Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting, accounting systems and processes, and internal controls. During the last fiscal year, and earlier this year in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Audit Committee:
•
reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2022 with management and with the independent registered public accountants;

•
reviewed and discussed the Company’s system of internal controls;

•
required management to perform an evaluation and make an assessment of the effectiveness of the Company’s internal controls over financial reporting asserting compliance with the Sarbanes-Oxley Act of 2002 and discussed the results with management and with the independent registered public accountants;

•
reviewed and discussed the Company’s assessment of risk related to financial reporting;

•
provided oversight to the internal audit function;

•
reviewed and discussed with the independent registered public accountants (i) their judgments as to the quality of the Company’s accounting policies, (ii) the quality, clarity, consistency, and completeness of the Company’s financial reporting and disclosures, (iii) the written disclosures and letter from the independent registered public accountants required by Public Company Accounting Oversight Board Independence Rules, including the independent registered public accountants’ independence, and (iv) the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees;

•
discussed with management and with the independent registered public accountants the process by which the Company’s principal executive officer and principal financial officer make the certifications required by the SEC in connection with the filing with the SEC of the Company’s periodic reports, including reports on Forms 10-K and 10-Q;

•
pre-approved all auditing services and non-audit services to be performed for the Company by the independent registered public accountants as required by the applicable rules promulgated pursuant to the Exchange Act (details regarding the fees paid to Deloitte in fiscal 2022 for audit services, tax services and all other services, are set forth in “Proposal Two — Ratification of Selection of Independent Registered Public Accountant — Audit and Other Fees” below); and

•
considered whether, to assure continuing auditor independence, it would be advisable to regularly rotate the audit firm itself, as recommended by the NYSE’s corporate governance rules.

With respect to rotation of the audit firm, the Audit Committee has concluded that the current benefits to the Company from continued retention of Deloitte warrant retaining the firm at this time. The Audit Committee will, however, continue to review this issue on an ongoing basis.
Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee’s charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the

CIVITAS RESOURCES, INC. 2023 Proxy Statement	57

Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent registered public accountants are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accountants included in their report on the Company’s consolidated financial statements.
The Audit Committee meets regularly with management, the Company’s internal auditors, and the independent auditors, including private discussions with the independent registered public accountants, and receives the communications described above. The Audit Committee has also established procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards.
Based on the review and discussion referred to above, and in reliance on the information, opinions, reports, and statements presented to us by the Company’s management and Deloitte, we recommended to the Board that the December 31, 2022 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.
Audit Committee of
The Board of Directors
Morris R. Clark, Chair
Deborah Byers, Member
Carrie L. Hudak, Member
James M. Trimble, Member

CIVITAS RESOURCES, INC. 2023 Proxy Statement	58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 14, 2023 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of common stock, (ii) each named executive officer of the Company, (iii) each director of the Company, and (iv) all directors and executive officers as a group.
Except as otherwise indicated in the footnotes to the table, each person has sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent this power may be shared with a spouse. The address for the Company’s directors and executive officers is 555 17th Street, Suite 3700, Denver, Colorado 80202.
Name of Beneficial Owner	Common Stock Beneficially Owed	Warrants	Restricted Stock Units(1)(2)	Deferred Restricted Stock Units	Non- Qualified Stock Options	Total Stock and Stock-Based Holdings	Percentage of Class(3)
Significant Stockholders
Canada Pension Plan Investment Board(4)	16,480,721	0	0	0	0	16,480,721	20.5
Kimmeridge Energy Management Company, LLC(5)	11,644,497	0	0	0	0	11,644,497	14.5
BlackRock, Inc.(6)	9,400,196	0	0	0	0	9,400,196	11.7
The Vanguard Group(7)	8,477,400	0	0	0	0	8,477,400	10.6
FMR LLC(8)	5,273,182	0	0	0	0	5,273,182	6.6
Directors and Named Executive Officers
Deborah Byers(9)	0	0	0	1,305	0	1,305	*
Morris A. Clark(9)	0	0	0	24,336	0	24,336	*
Carrie M. Fox(9)	0	0	0	24,336	0	24,336	*
Carrie L. Hudak(9)	14,939	0	0	8,097	0	23,036	*
James M. Trimble(9)	26,882	0	0	8,097	0	34,979	*
Wouter van Kempen(9)	0	0	0	1,305	0	1,305	*
Howard A. Willard(9)	0	0	0	24,336	0	24,336	*
Jeffrey E. Wojahn(9)	21,769	0	0	8,097	0	29,866	*
M. Christopher Doyle(9)(10)	33,623	0	84,668	0	0	118,291	*
Marianella Foschi(10)(11)	8,253	955	22,398	0	0	31,606	*
Matthew R. Owens(10)(12)	10,344	0	25,064	0	0	35,408	*
Travis L. Counts(10)	3,556	0	26,408	0	0	29,964	*
Sandra K. Garbiso(10)	25,322	0	15,630	0	0	40,952	*
Benjamin Dell(10)(13)	24,336	0	0	0	0	24,336	*
Eric Greager(10)(14)	50,400	0	0	0	0	50,400	*
Dean Tinsley(10)(15)	39,604	0	0	0	0	39,604	*
Cyrus D. Marter IV(10)(16)	72,449	0	0	0	0	72,449	*
All current directors and executive officers as a group (14 persons)(17)	135,044	955	189,257	99,909	0	425,165	*

*
Less than 1%.

(1)
Includes shares under outstanding RSUs that directors and executive officers may acquire within 60 days from April 14, 2023 as follows: (i) Mr. Doyle, 18,792 shares and (ii) Ms. Garbiso, 2,000 shares.

(2)
According to SEC rules, beneficial ownership includes shares as to which the individual or entity has voting power or investment power and any shares that the individual has a right to acquire within 60 days of a date reasonably selected by us, through the exercise of any right. We selected April 14, 2023 as the determination date.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	59

(3)
Based on 80,299,101 shares of common stock outstanding as of April 14, 2023.

(4)
According to a Schedule 13D/A filed with the SEC on January 27, 2023 by Canada Pension Plan Investment Board (“CPPIB”) and CPPIB Crestone Peak Resources Canada Inc. (“CP Canada”), CPPIB has, with respect to Civitas Resources’ common stock, sole power to vote no shares, shared voting power over 16,480,721 shares, sole power to dispose of no shares, and shared power to dispose of 16,480,721 shares. CP Canada has, with respect to Civitas Resources’ common stock, sole power to vote no shares, shared voting power over 16,480,721 shares, sole power to dispose of no shares, and shared power to dispose of 16,480,721 shares. The 13D/A contained information as of January 24, 2023, and may not reflect current holdings of Civitas Resources’ common stock. The address of CPPIB and CP Canada is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W, Canada.

(5)
According to a Schedule 13D/A filed with the SEC on February 23, 2023, Kimmeridge Energy Management Company, LLC (“Kimmeridge”) has, with respect to Civitas Resources’ common stock, sole power to vote 11,644,497 shares, shared voting power over no shares, sole power to dispose of 11,644,497 shares, and shared power to dispose of no shares. The Schedule 13D/A contained information as of December 31, 2022, and may not reflect current holdings of Civitas Resources’ common stock. The address of Kimmeridge is 412 West 15th Street — 11th Floor, New York, NY 10011. Mr. Dell is a Managing Member of Kimmeridge.

(6)
According to a Schedule 13G/A filed with the SEC on January 26, 2023 by BlackRock, Inc. (“BlackRock”), Blackrock has, with respect to Civitas Resources’ common stock, sole power to vote 9,281,372 shares, shared voting power over no shares, sole power to dispose of 9,400,196 shares, and shared power to dispose of no shares. The 13G/A contained information as of December 31, 2022 and may not reflect current holdings of Civitas Resources’ common stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(7)
According to a Schedule 13G/A filed with the SEC on April 10, 2023 by The Vanguard Group (“Vanguard”), Vanguard has, with respect to Civitas Resources’ common stock, sole voting power over no shares, shared voting power over 73,649 shares, sole power to dispose of 8,353,205 shares, and shared power to dispose of 124,195 shares. The 13G/A contained information as of March 31, 2023, and may not reflect current holdings of Civitas Resources’ common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(8)
According to a Schedule 13G/A filed with the SEC on February 9, 2023 by FMR LLC (“FMR”), FMR has, with respect to Civitas Resources’ common stock, sole power to vote 5,273,182 shares, shared voting power over no shares, sole power to dispose of 5,273,182 shares, and shared power to dispose of no shares. The 13G/A contained information as of December 30, 2022, and may not reflect current holdings of Civitas Resources’ common stock. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(9)
Director of the Company. See “Executive Compensation Tables and Other Compensation Disclosure —  Director Compensation” above for further information.

(10)
Named executive officer of the Company.

(11)
Includes 637 Tranche A Warrants issued at a price of $91.91 and 318 Tranche B Warrants issued at a price of $104.45.

(12)
Mr. Owens’ employment with the Company terminated effective April 3, 2023. Amounts reflect shares held by Mr. Owens as reported by Mr. Owens on a Form 4 filed with the SEC on March 1, 2023.

(13)
Mr. Dell served as Interim Chief Executive Officer from January 31, 2022 until May 2, 2022. Effective February 22, 2023, Mr. Dell resigned from his position as Chair of the Board and as a director of the Company.

(14)
Mr. Greager’s employment with the Company terminated effective January 31, 2022. Amounts reflect shares held by Mr. Greager as reported in his completed Director and Officer Questionnaire dated February 2, 2023.

(15)
Mr. Tinsley’s employment with the Company terminated effective August 1, 2022. Amounts reflect shares held by Mr. Tinsley as reported by Mr. Tinsley on March 6, 2023.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	60

(16)
Mr. Marter resigned from his position as General Counsel and Secretary of the Company effective August 1, 2022 and retired from the Company effective August 5, 2022. Amounts reflect shares held by Mr. Marter as reported in his completed Director and Officer Questionnaire dated January 24, 2023.

(17)
Includes directors and current executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.
To our knowledge, based solely on a review of the copies of such reports and amendments thereto furnished to us and written representations that no other reports were required, we believe that all required reports of our officers, directors and greater than ten percent shareholders under Section 16(a) were timely filed during the year ended December 31, 2022, except that Chief Legal Officer and Secretary Travis Counts’ Form 4 filed on August 2, 2022 inadvertently contained an incorrect reporting person name, which was corrected with a Form 4/A filed on August 5, 2022.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	61

TRANSACTIONS WITH RELATED PERSONS
Procedures for Review, Approval and Ratification of Related Person Transactions

An “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; (ii) the Company or any of its subsidiaries is a participant; and (iii) any “Related Party” has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Party” includes:
•
a director or director nominee of the Company;

•
an executive officer of the Company;

•
a stockholder beneficially owning more than 5% of any class of the common stock of the Company;

•
a person who is an immediate family member or sharing the household of any of the foregoing; or

•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

Our Audit Committee reviews all Interested Transactions that the rules of the SEC require be disclosed in the Company’s proxy statement and makes a determination regarding the initial authorization or ratification of any such transaction.
The Audit Committee is also charged with reviewing the material facts of all Interested Transactions and either approving or disapproving the Company’s participation in such transactions under the Company’s Related Party Transactions Policy adopted by the Board. This written policy preapproves the following transactions:
•
any employment of an executive officer if his or her compensation is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•
director compensation which is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K;

•
any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s voting securities if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and

•
any charitable contribution, grant or endowment by the Company to a charitable organization, foundation, or university at which a Related Party’s only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

Prior to a Related Party entering into an Interested Transaction, the Audit Committee reviews the material facts of such Interested Transaction and either approves or disapproves the Interested Transaction. If advance Audit Committee approval of an Interested Transaction is not feasible, then the Interested Transaction is considered and ratified (if the Audit Committee determines it to be appropriate) at the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or disapprove an Interested Transaction, the Audit Committee takes into account, among other factors, the following: (i) whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (ii) the extent of the Related Party’s interest in the transaction, and (iii) whether the Interested Transaction is material to the Company. Further, the policy requires all Interested Transactions that are required to be disclosed in the Company’s filings with the SEC to be disclosed in accordance with applicable laws, rules, and regulations.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	62

Related Party Transactions

On January 24, 2023, we entered into a share purchase agreement (the “Share Purchase Agreement”) with CP Canada, for the purchase of 4,918,032 shares of our common stock in a privately-negotiated transaction (the “Purchase”). At the time of the Purchase, CP Canada beneficially owned 21,398,753 shares of common stock, which represented approximately 25.1% of the outstanding shares of common stock. CP Canada remains our largest shareholder following the Purchase, owning approximately 20.5% of the common stock currently outstanding.
The price per share for the Purchase equaled $61.00 for a total purchase price of approximately $300 million. The Share Purchase Agreement contained customary representations and warranties of the Company and CP Canada. The Purchase and the Share Purchase Agreement were approved by the Board and, following a review pursuant to the Company’s Related Party Transactions Policy described above, by the Audit Committee.
On February 22, 2023, following Mr. Dell’s departure from the Board, the Board appointed Mr. van Kempen as Chair and to serve on the Compensation Committee and the Nominating and Corporate Governance Committee. Prior to Mr. van Kempen’s appointments, he served as the Chairman, President and Chief Executive Officer for DCP Midstream from January 2013 until December 2022. DCP Midstream, or certain affiliates thereof, are counterparty to the Company on several gas marketing, gas purchase, and other midstream contracts (the “Transactions”). The Transactions were made on an arms-length basis, are of like-kind for similar businesses to that of the Company, and were made in the ordinary course of the Company’s business. For the fiscal year ended December 31, 2022, the Company was paid approximately $450 million by DCP Midstream (or their affiliates) for production, inclusive of production attributable to certain non-operating, royalty, and other interests. The Transactions were not reviewed and approved pursuant to the Company’s Related Party Transactions Policy because, prior to Mr. van Kempen’s appointments, DCP Midstream was not a Related Party and the Transactions were not Interested Transactions, and thus review and approval pursuant to the Company’s Related Party Transactions Policy was not required.
Mr. Troy Owens, brother of Mr. Matthew R. Owens, our former Chief Operating Officer, is employed by us as an engineer. Consistent with market compensation for his services, Mr. Troy Owens received approximately $0.2 million in aggregate cash compensation relating to the fiscal year ended December 31, 2022. In addition, Mr. Troy Owens received certain long-term incentives during the same period in the form of restricted stock units that vest over a period of three years, as well as nonequity incentive compensation awards under the Company’s STIP and other benefits (including Company contributions to his 401(k)).
During the period he served as Interim Chief Executive Officer, Mr. Benjamin Dell used a private aircraft for security reasons and to facilitate efficient business travel and such costs were paid by the Company to Kimmeridge Energy Management Company, LLC, one of our affiliates. This benefit is reported as “Other Compensation” in the 2022 Summary Compensation Table.
Other than as described above, from January 1, 2022 to the present, there was no transaction or series of transactions, nor is there currently any proposed transaction, to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors or executive officers, which are described in “Compensation Discussion and Analysis” and “Executive Compensation Tables and Other Compensation Disclosure — Director Compensation.”

CIVITAS RESOURCES, INC. 2023 Proxy Statement	63

PROPOSAL ONE:
ELECTION OF DIRECTORS
Our Board is not classified, and all directors serve annual terms until their successors are duly elected and qualified. At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following individuals for election as directors of the Company to serve for a one-year term beginning at the Annual Meeting and expiring at the annual meeting to be held in 2024.
Wouter van Kempen
Deborah Byers
Morris R. Clark
Chris Doyle
Carrie M. Fox
Carrie L. Hudak
James M. Trimble
Howard A. Willard III
Jeffrey E. Wojahn
Each of the nominees currently serve as a director of the Company. Biographical information for each nominee is contained in the “Directors and Executive Officers” section above.
Under the Company’s Director Resignation Policy, each nominee director shall submit, at the time of such nominee’s nomination, a contingent resignation in writing to the chairman of the Nominating and Corporate Governance Committee, which would become effective only if (i) such director-nominee receives a Majority Withheld Vote at the stockholders’ meeting in question and (ii) the Board accepts the resignation. The Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board, taking into account the recommendation of the Nominating and Corporate Governance Committee, will act on the tendered resignation and publicly disclose its decision within 90 days of the stockholder meeting. If the Board does not accept such incumbent director’s resignation, such director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected. See “Corporate Governance — Required Voting for Directors; Director Resignation Policy.”
The Board has no reason to believe that any of the director nominees will be unable or unwilling to serve if elected. However, if any director nominee becomes unable or unwilling to accept his nomination or election, either the number of the Company’s directors will be reduced or the persons acting under the proxy will vote for the election of a substitute nominee that the Board recommends.
The Board unanimously recommends that stockholders vote “FOR” Proposal One and approve the election of the director nominees.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	64

PROPOSAL TWO:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
The Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for the year ending December 31, 2023. The Board is submitting the selection of Deloitte for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Deloitte, the Audit Committee will reconsider the selection of that firm as the Company’s auditors.
The Audit Committee has the sole authority and responsibility to retain, evaluate, and replace the Company’s auditors. The stockholders’ ratification of the appointment of Deloitte does not limit the authority of the Audit Committee to change auditors at any time, if it determines that such a change would be in the best interests of the Company or our stockholders.
Audit and Other Fees

The following tables set forth the aggregate fees paid by the Company for audit and other permitted services provided by Deloitte for the years ended December 31, 2022 and 2021:
Deloitte
Description	2022 ($)	2021 ($)
Audit Fees(1)	1,944,883	1,707,292
Audit-Related Fees(2)	233,443	1,169,626
Tax Fees(3)	828,738	645,911
All Other Fees	—	—
Total	3,007,064	3,522,829

(1)
Services rendered in 2022 and 2021 include auditing our financial statements included in the Company’s Annual Report filed on Form 10-K and our internal controls over financial reporting and quarterly reviews of our interim financial statements filed on Form 10-Q.

(2)
Includes fees for audits of, and related to, attest engagements, comfort letters, and similar items.

(3)
Represents professional services in connection with income tax compliance and assistance with tax matters related to the acquisitions of HighPoint Resources Corporation, Extraction Oil & Gas, Inc and CPPIB Crestone Peak Resources America Inc.

The charter of the Audit Committee requires that the Audit Committee review and pre-approve the plan and scope of the independent auditor’s audit, tax, and other services. The Audit Committee pre-approved 100% of the services described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” incurred during 2022 and 2021.
Audit and Non-Audit Services Pre-Approval Policy.   The Audit Committee has adopted a Pre-Approval Policy (the “Policy”) for the approval of services of the independent registered public accounting firm (“Independent Auditor”). This Policy outlines the scope of services the Independent Auditor may provide to the Company. The Audit Committee must pre-approve the audit and non-audit services performed by its Independent Auditor in order to assure that the provision of such service does not impair the Independent Auditor’s independence. Before the Company engages an Independent Auditor to render any non-audit service, the engagement must be either: (1) specifically approved by the Audit Committee, or (2) entered into pursuant to the Policy. The Policy also specifies certain non-audit services that are prohibited from being performed by its Independent Auditor.
The Policy describes the Audit, Audit-Related, and Tax services, and All Other Services that have the pre-approval of the Audit Committee. The term of any pre-approval is twelve months from the date of

CIVITAS RESOURCES, INC. 2023 Proxy Statement	65

pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. The Audit Committee shall review the Policy annually with management and its Independent Auditor for purposes of assuring its continued appropriateness and compliance with applicable listing standards, including regulations of the SEC and Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditor.
The Company’s management shall inform the Audit Committee of each service performed by the Independent Auditor pursuant to the Policy or performed in violation of the Policy. Requests or applications to provide services that require separate approval by the Audit Committee shall be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer or the Chief Accounting Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and the PCAOB’s rules on registered public accounting firm independence.
The Company expects that representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.
The Board unanimously recommends that stockholders vote “FOR” Proposal Two and approve the ratification of the selection of Deloitte as the independent registered public accountant of the Company for 2023.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	66

PROPOSAL THREE:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are asking our stockholders to provide advisory, non-binding approval of the compensation paid to our named executive officers, as described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”). Our Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the CD&A section of this proxy statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy. In particular, the Compensation Committee strives to attract, retain, and motivate the best executives we can identify and recruit, to reward past performance measured against established goals and provide incentives for future performance and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short-term and long-term incentive compensation to reward excellent performance and to encourage executives’ commitment to our long-range, strategic business goals. It is the intention of the Compensation Committee that our named executive officers be compensated competitively with the market and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.
As described in the CD&A, we believe our compensation program is effective, appropriate, and strongly aligned with the long-term interests of our stockholders and that the total compensation packages provided to our named executive officers (including potential payouts upon a termination or change in control) are reasonable and not excessive. As you consider this Proposal Three, we urge you to read the CD&A section of this proxy statement for additional details on executive compensation, including information about our compensation philosophy and objectives and the past compensation of our named executive officers, and to review the tabular disclosures regarding named executive officer compensation together with the accompanying narrative disclosures in this proxy statement. Some of the program features incorporated by the Compensation Committee to align our executive compensation program with our executive compensation philosophy include:
•
performance-based and time-based equity awards, weighted predominantly to performance-based, incorporating a three-year vesting period to emphasize long-term performance and named executive officer commitment and retention;

•
annual performance-based cash awards incorporating operational, financial, and performance metrics in order to properly balance risk with the incentives needed to drive our key annual initiatives — such awards impose maximum payouts to further manage risk and mitigate the possibility of excessive payments;

•
double-trigger requirement for any acceleration of vesting of equity upon a change in control (i.e., a termination without cause or resignation for good reason is required in connection with a change in control);

•
stock ownership policy to further align the interests of our named executive officers with the interests of our stockholders; and

•
a policy requiring recoupment of certain incentive compensation paid to named executive officers under circumstances wherein named executive officers’ conduct constitutes “Detrimental Conduct” under the policy.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. As an advisory vote, Proposal Three is not binding on our Board or the Compensation Committee, will not overrule any decisions made by our Board or the Compensation Committee, and will not require our Board or the Compensation Committee to take any specific action. Although the vote is non-binding, our Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

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We are asking stockholders to vote “FOR” the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation philosophy, policies, and procedures and the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables, and any related material disclosed in the proxy statement.”
The affirmative vote of stockholders holding at least a majority of the shares present and entitled to be voted on the proposal is required for approval of Proposal Three. If you own shares through a bank, broker, or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Three and approve the compensation of the named executive officers of the Company on an advisory basis, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

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PROPOSAL FOUR:
THE SPECIAL MEETING AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend our certificate of incorporation to allow special meetings to be called at request of holders of 15% of the Company’s outstanding capital stock who have continuously beneficially owned such shares for at least one year, subject to certain conditions (the “Special Meeting Amendment”). Our certificate of incorporation currently provides that special meetings of stockholders may only be called by the Board. After consideration of the current and emerging practices of other public companies, our Board has determined that our certificate of incorporation should be amended to allow one or more stockholders of record that collectively (x) Own (as proposed to be defined in the Fourth Amended and Restated Certificate of Incorporation (the “New Certificate”)) shares representing at least 15% (the “Requisite Percentage”) of the outstanding shares of the capital stock of the Company entitled to vote on the matter or matters proposed to be brought before the proposed special meeting and (y) have Owned the Requisite Percentage of such shares for at least 365 consecutive days prior to the date of such request (the “Requisite Holding Period”) to call a special meeting of stockholders, pursuant to and in accordance with Article 6.1.2 of the New Certificate. Our Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to reflect the Special Meeting Amendment.
The board believes that the 15% threshold strikes an appropriate balance between enhancing stockholder rights while not providing a mechanism for individual stockholders to pursue special interests that are not in the best interests of the Company and its stockholders in general. The proposed threshold is also consistent with the proposition that special meetings should be limited to extraordinary matters or significant strategic concerns, such as the removal or replacement of directors, that require attention prior to the next annual meeting. In addition, the Ownership requirement will help reduce the risk that a small group of short-term, special interest or self-interested stockholders initiate actions that are not in the best interests of the Company or its stockholders and reduce the financial and administrative burdens on the Company.
The description of the Special Meeting Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article 6.1 in the New Certificate (attached as Appendix A). Additions are indicated by underlining, and deletions are indicated by strike-outs. If our stockholders approve this Proposal Four, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. If our stockholders do not approve this Proposal Four, the changes described in this section will not be made, and the Special Meeting Amendment described in this section will not take effect. The approval of this Proposal Four is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Four. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Four, the abstention has the same effect as a vote against this Proposal Four. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Four and approve the proposed Special Meeting Amendment to allow special meetings to be called at request of holders of 15% of the Company’s outstanding common stock who have held such shares for at least one year, subject to certain conditions.

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PROPOSAL FIVE:
THE WRITTEN CONSENT AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend our certificate of incorporation to allow stockholders to act by written consent (the “Written Consent Amendment”). Article 6.2 of our certificate of incorporation currently prohibits stockholders from acting by written consent in lieu of a special meeting. Our Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to reflect the Written Consent Amendment.
The Written Consent Amendment would include various procedural safeguards to address concerns that the written consent process could be abused:
•
To reduce the risk that a small group of short-term, special interest or self-interested stockholders initiate actions that are not in the best interests of the Company or its stockholders and reduce the financial and administrative burdens on the Company, the proposed amendments would allow stockholders of record at the time of the request, who have collectively Owned at least the Requisite Percentage of the outstanding shares of the capital stock of the Company entitled to vote on the matter or matters proposed to be brought before the proposed special meeting for at least the Requisite Holding Period, to request that the Board set a record date to determine the stockholders entitled to act by written consent. The ownership threshold required to request stockholder action by written consent is the same ownership threshold required for stockholders to call a special meeting. The Board believes that the ownership threshold for setting a record date to act by written consent and calling a special meeting should be the same so there is no advantage to proceeding by special meeting versus by written consent. Any action by written consent must be approved by stockholders holding at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with the DGCL and the New Certificate.

•
To protect against stockholder disenfranchisement, written consents must be solicited from all stockholders in accordance with Regulation 14A of the Exchange Act and other applicable law, ensuring that a written consent solicitation statement is publicly filed and giving each stockholder the right to consider and act on a proposal. This protection also would eliminate the possibility that a small group of stockholders could act without a public and transparent discussion of the merits of any proposed action and without input from all stockholders. Moreover, any such small group of stockholders may not owe a fiduciary duty to all stockholders and could act without deliberation and comment from our management or the Board. Depriving stockholders of this important deliberative process, during which stockholders can consider the advice of directors who owe a fiduciary duty to all stockholders, is contrary to our culture of open communication and good corporate governance.

•
To provide transparency, stockholders requesting action by written consent must provide the Company with approximately the same information currently required of any Company stockholder seeking to nominate directors or propose action at a meeting.

•
To provide the Board with a reasonable timeframe to properly evaluate and respond to a stockholder request, the proposed amendments require that the Board must act, with respect to a valid request, to set a record date no more than ten days after the Board adopts resolutions fixing a record date.

•
To ensure that stockholders have sufficient time to consider the proposal, as well as to provide the Board the opportunity to present its views regarding the proposed action, delivery of executed consents cannot begin until 60 days after the valid delivery of a request to set a record date.

To ensure that the written consent is in compliance with applicable laws and is not duplicative, the written consent process would not be available in a limited number of circumstances, including:
•
if the record date request does not comply with Article 6.2 of the New Certificate;

•
if the record date request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law;

•
if the record date request relates to an item of business that is not a matter on which stockholders are authorized to act under, or that involves a violation of, applicable law;

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•
if the request to act by written consent is received by the Company during the period commencing 150 days prior to the first anniversary of the date of the Company’s proxy statement released to stockholders for the preceding year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders;

•
an item of business that is the same or substantially similar (as determined by the Board, which determination shall be conclusive and binding on the Company and the stockholders, a “Similar Item”) to an item of business that was presented at any meeting of stockholders held within the 120 days prior to the request to act by written consent; or

•
a Similar Item is included in the Company’s notice as an item of business to be brought before a stockholder meeting that has been called or that is called for a date within 120 days of the request to act by written consent.

The description of the Written Consent Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article 6.2 in the New Certificate (attached as Appendix A). Additions are indicated by underlining, and deletions are indicated by strike-outs. If our stockholders approve this Proposal Five, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. If our stockholders do not approve this Proposal Five, the changes described in this section will not be made, and the Written Consent Amendment described in this section will not take effect. The approval of this Proposal Five is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Five. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Five, the abstention has the same effect as a vote against this Proposal Five. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Five and approve the proposed Written Consent Amendment to create the right of stockholders to take action by written consent.

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PROPOSAL SIX:
THE OFFICER EXCULPATION AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend our certificate of incorporation to provide for the elimination or limitation of monetary liability of specified executive officers of the Company for breach of the duty of care in certain actions (the “Officer Exculpation Amendment”). Article 5.4 of our certificate of incorporation currently provides for the Company to limit the monetary liability of directors in certain circumstances pursuant to and consistent with Section 102(b)(7) of the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for certain senior corporate officers for breach of the duty of care in certain actions. Our Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to reflect the Officer Exculpation Amendment.
Our Board desires to amend our certificate of incorporation to maintain provisions consistent with the governing statutes contained in the DGCL and believes that amending our certificate of incorporation to add the authorized liability protection for certain officers, consistent with the protection currently afforded our directors, is necessary in order to continue to attract and retain experienced and qualified officers.
The Officer Exculpation Amendment would allow for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under our certificate of incorporation, the Officer Exculpation Amendment would not limit the liability of officers for: (i) any breach of the duty of loyalty to the Company or its stockholders, (ii) any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law and (iii) any transaction from which the officer derived an improper personal benefit.
The description of the Officer Exculpation Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article 5.4 in the New Certificate (attached as Appendix A). Additions are indicated by underlining, and deletions are indicated by strike-outs. If our stockholders approve this Proposal Six, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. If our stockholders do not approve this Proposal Six, the changes described in this section will not be made, and the Officer Exculpation Amendment described in this section will not take effect. The approval of this Proposal Six is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Six. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Six, the abstention has the same effect as a vote against this Proposal Six. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Six and approve the proposed Officer Exculpation Amendment to limit the liability of certain officers of the Company.

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PROPOSAL SEVEN:
THE BOARD VACANCIES AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend our certificate of incorporation to provide that a vacancy resulting from the removal of a director by the stockholders may be filled by the stockholders (the “Board Vacancies Amendment”). Article 5.2 of our certificate of incorporation currently does not provide stockholders seeking to remove directors the ability to replace such directors on the Board. Our Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to reflect the Board Vacancies Amendment.
The Board Vacancies Amendment would enable our stockholders to remove and replace directors at a special meeting or by written consent by giving them the right to fill vacancies on the Board resulting from such removal. We are proposing giving stockholders the right to fill board vacancies because we are also proposing the Special Meeting Amendment and the Written Consent Amendment.
The description of the Board Vacancies Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article 8.1 in the New Certificate (attached as Appendix A). Additions are indicated by underlining, and deletions are indicated by strike-outs. If our stockholders approve this Proposal Seven, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. If our stockholders do not approve this Proposal Seven, the changes described in this section will not be made, and the Board Vacancies Amendment described in this section will not take effect. The approval of this Proposal Seven is conditioned upon the approval of the Special Meeting Amendment and the Written Consent Amendment, but is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Seven. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Seven, the abstention has the same effect as a vote against this Proposal Seven. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Seven and approve the proposed Board Vacancies Amendment to provide that a vacancy resulting from the removal of a director by the stockholders may be filled by the stockholders.

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PROPOSAL EIGHT:
THE FEDERAL FORUM SELECTION AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend our certificate of incorporation to add a federal forum selection provision for Securities Act claims (the “Federal Forum Selection Amendment”). Our Board has determined it is in the best interests of the Company and our stockholders to amend our certificate of incorporation to reflect the Federal Forum Selection Amendment.
The Federal Forum Selection Amendment would provide that, unless the Company (through approval of our Board) consents in writing to the selection of an alternative forum, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Anyone who acquires or holds any interest in shares of capital stock of the Company will be deemed to consent to these terms.
We believe the Company and our stockholders would benefit from having any claims arising under the Securities Act resolved in the federal district courts of the United States. We believe that the Federal Forum Selection Amendment would promote efficiencies in the Company’s management of Securities Act litigation by:
•
limiting forum-shopping in state court by plaintiffs;

•
enabling the Company to avoid litigating actions involving the same matter in state and federal courts, with the associated duplication of litigation expenses and the possibility of inconsistent outcomes, and to obtain consolidation of multi-jurisdictional litigation; and

•
facilitating submission of Securities Act claims for resolution by federal courts, which have experience and expertise in adjudicating such claims.

The Federal Forum Selection Amendment does not limit plaintiffs to a particular state’s federal courts and it permits the Company to consent to the selection of an alternative forum. In addition, federal forum selection provisions have become more prevalent after a U.S. Supreme Court decision held that Securities Act claims could be brought in either state or federal court. This federal forum selection provision is not being proposed in reaction to any specific litigation confronting the Company and is being proposed on a prospective basis to help mitigate potential future harm to the Company and its stockholders.
The description of the Federal Forum Selection Amendment is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article 8.1 in the New Certificate (attached as Appendix A). Additions are indicated by underlining, and deletions are indicated by strike-outs. If our stockholders approve this Proposal Eight, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. If our stockholders do not approve this Proposal Eight, the changes described in this section will not be made, and the Federal Forum Selection Amendment described in this section will not take effect. The approval of this Proposal Eight is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Eight. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Eight, the abstention has the same effect as a vote against this Proposal Eight. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Eight and approve the proposed Federal Forum Selection Amendment to add a federal forum selection provision for Securities Act claims.

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PROPOSAL NINE:
THE NEW CERTIFICATE AMENDMENT
Our Board is submitting for stockholder approval a proposal to amend and restate our certificate of incorporation to integrate the amendments described in the Charter Proposals and approved at this Annual Meeting into a single document (the “New Certificate”), and to make various miscellaneous changes, including converting to gender neutral language, organizing the document into clearer sections, and making other immaterial changes to clarify and modernize our certificate of incorporation (the “New Certificate Amendment”). Our Board has determined it is in the best interests of the Company and our stockholders to amend and restate our certificate of incorporation to reflect the New Certificate Amendment.
Except for the Board Vacancies Amendment, the approval of which is conditioned upon the approval of the Special Meeting Amendment and the Written Consent Amendment, the approval of any of the other Charter Proposals is not conditioned upon approval of another Charter Proposal. If less than all of the Charter Proposals are approved, we intend to modify the New Certificate to exclude any Charter Proposal not so approved prior to filing with the Delaware Secretary of State. Each of the proposed changes described by the Charter Proposals, if approved by our stockholders, will be effective upon the filing of the New Certificate with the Delaware Secretary of State.
The Board has unanimously approved amendments to the Bylaws to conform to the Charter Proposals described above, to provide for a stockholder special meeting right, and to make certain other changes to the Bylaws, as described below. The Board’s approval of the conforming amendments to the Bylaws are contingent on approval by our stockholders of the Charter Proposals described above and implementation of the New Certificate. If less than all of the Charter Proposals are approved, the Board intends to modify the Bylaws accordingly.
If our stockholders approve this Proposal Nine, the changes described in this section will become legally effective upon the filing of the New Certificate with the Secretary of State of the State of Delaware, and we intend to file the New Certificate with the Secretary of State of the State of Delaware shortly following the Annual Meeting. The full text of the New Certificate is attached hereto as Appendix A. If our stockholders do not approve this Proposal Nine, the changes described in this section will not be made. In particular, our certificate of incorporation will not be amended and restated to consolidate any amendments resulting from approval of any of the other Charter Proposals and all prior amendments, and the other miscellaneous changes described in this section will not take effect. The approval of this Proposal Nine is not conditioned upon approval of any of the other Charter Proposals.
The affirmative vote of stockholders holding at least a majority of the outstanding voting stock of the Company is required for approval of this Proposal Nine. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting on this Proposal Nine, the abstention has the same effect as a vote against this Proposal Nine. Shares of voting stock of the Company resulting in broker non-votes, if any, also have the same effect as a vote against the proposal.
The Board unanimously recommends that the stockholders vote “FOR” Proposal Nine and approve the proposed New Charter Amendment to amend and restate our certificate of incorporation to clarify and modernize our certificate of incorporation.

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OTHER MATTERS
Stockholder Proposals; Identification of Director Candidates

Stockholder Proposals to be Included in Next Year’s Proxy Statement.   Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal (a “Rule 14a-8 Proposal”) to be considered for inclusion in our proxy materials and for presentation at the 2024 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, stockholder proposals must be received by our Secretary at our principal executive offices (located at Civitas Resources, Inc., 555 17th Street, Suite 3700, Denver, Colorado 80202) no later than December 28, 2023. The Company suggests that any such proposal be sent by certified mail, return receipt requested.
Director Nominations to be Included in Next Year’s Proxy Statement.   Our bylaws allow eligible stockholders to nominate a candidate for election to our Board for inclusion in our proxy materials in accordance with the “proxy access” provisions of our bylaws, which are contained in Section 2.6(B). The “proxy access” provisions allow a stockholder that satisfies, or a group of stockholders that collectively satisfy, the requirements of Section 2.6(B) of our bylaws and who has or have owned (as defined in our bylaws) continuously for at least three years that number of shares of capital stock constituting three percent or more of our outstanding capital stock (as of both (a) a date within seven calendar days prior to the date of the Nomination Notice (as defined in our bylaws) and (b) the record date for determining stockholders entitled to vote at the annual meeting), to nominate and include in our proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws (including similar information requirements to those set forth in Section 2.6(B) of our bylaws). If a stockholder or group of stockholders wishes to nominate one or more director candidates to be included in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to these proxy access provisions in Section 2.6(B) of our bylaws, written notice must be delivered to our Secretary at Civitas Resources, Inc., 555 17th Street, Suite 3700, Denver, Colorado 80202, Attention: Secretary, not later than the Close of Business on December 28, 2023 and not earlier than the Close of Business on November 28, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is not within 30 days before or after June 1, 2024, such written notice must be received by the Secretary at Civitas Resources, Inc., 555 17th Street, Suite 3700, Denver, Colorado 80202, Attention: Secretary, no later than the Close of Business on the tenth day following the day on which the notice of the date of the Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting of Stockholders was made, whichever first occurs. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our bylaws.
Director Nominations and Stockholder Proposals for Presentation at the 2024 Annual Meeting.    Stockholders who wish to nominate one or more individuals to serve as directors or to bring a proposal of business before the 2024 Annual Meeting of Stockholders (other than nominations pursuant to the “proxy access” provisions of our bylaws or Rule 14a-8 Proposal), must be a stockholder of record and must notify in writing our Secretary and provide the information required by Section 2.6(A)(3) of our bylaws. The notice must be delivered to, or mailed and received at, Civitas Resources, Inc., 555 17th Street, Suite 3700, Denver, Colorado 80202, Attention: Secretary, not later than the Close of Business on December 28, 2023 and not earlier than the Close of Business on November 28, 2023. However, if the date of our 2024 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from June 1, 2024, then such notice must be delivered to, or mailed and received at, Civitas Resources, Inc., 555 17th Street, Suite 3700, Denver, Colorado 80202, Attention: Secretary, not earlier than the Close of Business on the 150th calendar day prior to the date of the 2024 Annual Meeting of Stockholders and not later than the Close of Business on the later of the 120th day prior to the date of the 2024 Annual Meeting of Stockholders or the tenth day following the day on which the public announcement (as defined in our bylaws) of the date of the 2024 Annual Meeting of Stockholders is first made. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in our bylaws.
Identification of Director Candidates.   It is the responsibility of the Nominating and Corporate Governance Committee to identify, evaluate, and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that

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may occur between annual meetings. The Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal, and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period. The Board is committed to actively seeking women and minority candidates as well as individuals with diverse backgrounds, skills, and experiences. In general, the Nominating and Corporate Governance Committee will use the same process to evaluate candidates recommended by stockholders as it uses to evaluate all other director candidates. However, if a candidate is recommended by a stockholder or a group of stockholders, the Governance Committee also will review the information required of such nominees pursuant to our bylaws.
The Nominating and Corporate Governance Committee’s charter includes consideration of diversity of viewpoint on the Board. In that regard, the Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes, and viewpoints among our directors. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, finance and accounting, and investment analysis, among other areas. The Nominating and Corporate Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status.
In identifying potential director candidates, the Nominating and Corporate Governance Committee will rely on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee from time to time may engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee.
Solicitation of Proxies

Solicitation of proxies on behalf of the Company may be made via the Internet, by mail or by personal interview or telephone by officers, directors, and employees of the Company, who will not receive any additional compensation for such solicitation activities. The Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses.
Stockholder List

In accordance with the Delaware General Corporation Law and the Company’s bylaws, the Company will maintain at its corporate offices in Denver, Colorado, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.
Proxy Materials, Annual Report and Householding

The Company’s Annual Report to Stockholders for the year ended December 31, 2022, is being sent to stockholders of record concurrently with this proxy statement and does not form part of the proxy solicitation material.
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies. This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address,

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householding will continue until you are notified otherwise or until you revoke your consent. If you would prefer to receive a separate copy of the proxy materials or if you are receiving multiple copies and would like to receive a single copy, please notify your broker or direct your request to us as follows: 555 17th Street, Suite 3700, Denver, Colorado, 80202, Attention: Investor Relations, 303.312.8155. We will promptly deliver a separate copy to you upon request.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING TO BE HELD ON JUNE 1, 2023:
A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY, AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE FREE OF CHARGE UPON REQUEST TO THE COMPANY AT 555 17th STREET, SUITE 3700, DENVER, COLORADO, 80202, ATTENTION: INVESTOR RELATIONS. THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE ALSO AVAILABLE ON OUR WEBSITE AT www.civitasresources.com.
VOTING METHODS
Voting over the Internet.   For shares of stock that are registered in your name, you may vote by Internet by following the instructions set forth on the enclosed proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. Votes submitted by Internet must be received by 11:59 p.m, Eastern Daylight Time, on Wednesday, May 31, 2023. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return your proxy card. The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers.
Voting by Telephone.   Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the proxy card. Votes submitted by telephone number must be received by 11:59 p.m, Eastern Daylight Time, on Wednesday, May 31, 2023. Telephone voting is available 24 hours a day. If you vote via the telephone, you do not need to return your proxy card. The telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from telephone companies.
Voting by Mail.   If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.
Voting at the Meeting.   If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. If you are considered a stockholder of record you have the right to vote online at the Annual Meeting. If you are considered the beneficial owner and you wish to vote at the Annual Meeting, you will need a legal proxy from your broker or other nominee authorizing you to vote those shares online at the Annual Meeting.
For further information concerning stockholders of record and beneficial owners see “General Information — Stockholders of Record and Beneficial Owners” above.
Forward-Looking Statements

This proxy statement may include “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). The forward-looking statements include matters to be presented at the Annual Meeting; amount and allocation of forecasted capital expenditures; executive sessions of the Board; director attendance at the Annual Meeting; potential payments upon termination or change in control; statements regarding Section 162(m), Section 409A and Section 280G of the Code and ASC Topic 718; and impact of the compensation program on the Company. These statements are based on our current expectations and involve risks and uncertainties that may cause actual results to differ materially from those

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set forth in the statements, including changes in governmental regulations and interpretations thereunder and other risks identified in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the Risk Factors section in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in our quarterly reports on Form 10-Q and current reports on Form 8-K.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE, OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING, AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.
By Order of the Board,
Travis L. Counts
Chief Legal Officer and Secretary
Denver, Colorado
April 26, 2023

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APPENDIX A
~~THIRD~~ FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CIVITAS RESOURCES, INC.
Civitas Resources, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
ONE:   The Corporation was originally incorporated and the original certificate of incorporation was filed with the Secretary of State of Delaware on December 2, 2010, which certificate of incorporation was amended and restated (i) on December 23, 2010 ~~and~~ (ii) on December 16, 2011 and (iii) on April 28, 2017 (as so amended and restated, the “~~Second~~ Third Amended and Restated Certificate of Incorporation”), and further amended by the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation duly executed and filed with the Secretary of State of Delaware on November 1, 2021 to change the name of the corporation from “Bonanza Creek Energy, Inc.” to “Civitas Resources, Inc.”
TWO:   This Fourth Amended and Restated Certificate of Incorporation, which amends and restates the Third Amended and Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law (“DGCL”).
THREE:   The text of the ~~Third~~ Fourth Amended and Restated Certificate of Incorporation shall read as follows:
Article 1.   NAME
The name of this corporation is Civitas Resources, Inc. (the “Corporation”).
Article 2.   REGISTERED OFFICE AND AGENT
The registered office of the Corporation shall be located at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The registered agent of the Corporation at such address shall be The Corporation Trust Company.
Article 3.   PURPOSE AND POWERS
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. The Corporation shall have all power necessary or convenient to the conduct, promotion or attainment of such acts and activities.
Article 4.   CAPITAL STOCK
4.1   Authorized Shares
The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 250,000,000, of which 225,000,000 of such shares shall be Common Stock, all of one class, having a par value of $.01 per share (“Common Stock”), and 25,000,000 of such shares shall be Preferred Stock, having a par value of $.01 per share (“Preferred Stock”).
4.2   Common Stock
4.2.1   Relative Rights
The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in the certificate of designations filed to establish the respective series of Preferred Stock. Each share of Common Stock shall have the same relative rights as and be identical in all respects to all the other shares of Common Stock. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any

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series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
4.2.2   Dividends
Subject to the prior rights and preferences, if any, applicable to the Preferred Stock or any series thereof, the holders of the Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared thereon by the board of directors of the Corporation (the “Board of Directors”) at any time and from time to time out of any funds of the Corporation legally available therefor.
4.2.3   Dissolution, Liquidation, Winding Up
In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock, and holders of any class or series of stock entitled to participate therewith, in whole or in part, as to the distribution of assets in such event, shall become entitled to participate in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled. A dissolution, liquidation or winding up of the Corporation, as such terms are used in this paragraph, shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange or conveyance of all or part of the assets of the Corporation.
4.2.4   Voting Rights
Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meetings and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.
4.3   Preferred Stock
4.3.1 The Board of Directors is authorized, subject to limitations prescribed by the DGCL and the provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof.
4.3.2 The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of Preferred Stock not designated from any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of Preferred Stock.
4.4   General
4.4.1 Subject to the provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation and any then-existing Preferred Stock certificate of designation, the Corporation may

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issue shares of Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.
4.4.2 The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation’s capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors. The Board of Directors shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.
4.4.3 Ownership of shares of any class of the capital stock of the Corporation shall not entitle the holders thereof to any preemptive right to subscribe for or purchase or to have offered to them for subscription or purchase any additional shares of capital stock of any class of the Corporation or any securities convertible into any class of capital stock of the Corporation, whether now or hereafter authorized, however acquired, issued or sold by the Corporation, it being the purpose and intent hereof that the Board of Directors shall have the full right, power and authority to offer for subscription or sell or to make any disposal of any or all unissued shares of the capital stock of the Corporation or any securities convertible into stock or any or all shares of stock or convertible securities issued and thereafter acquired by the Corporation, for such consideration, in money or property, as the Board of Directors in its sole discretion shall determine.
4.4.4 The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.
4.4.5 The Corporation shall not issue nonvoting equity securities; provided, however, that the foregoing restriction shall (i) have no further force and effect beyond that required under Section 1123(a)(6) of the Bankruptcy Code, (ii) only have such force and effect for so long as Section 1123(a)(6) of the Bankruptcy Code is in effect and applicable to the Corporation and (iii) in all events may be amended or eliminated in accordance with applicable law as from time to time may be in effect.
Article 5.   BOARD OF DIRECTORS
5.1   Number; Election
The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the ~~bylaws~~ Bylaws of the Corporation (as they may be amended and restated from time to time, the “Bylaws”). Unless and except to the extent that the ~~bylaws of the Corporation~~ Bylaws shall otherwise require, the election of directors of the Corporation need not be by written ballot. Except as otherwise provided in this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation, each director of the Corporation shall be entitled to one vote per director on all matters voted or acted upon by the Board of Directors.
5.2   Vacancies
Subject to the terms of any one or more classes or series of Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by the affirmative vote of a majority of the directors then in office, although fewer than a quorum, or by a sole remaining director; provided that a vacancy resulting from the removal of a director by the stockholders may be filled by the stockholders. A director shall hold office for the remainder of the term of director to which the vacancy occurred or the new directorship was created. If one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when

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such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors for such class or series, and until such director’s successor is elected and qualified, or until the director’s earlier death, resignation or removal.
5.3   Management of Business and Affairs of the Corporation
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
5.4   Limitation of Liability
5.4.1 No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the DGCL; or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended.
5.4.2 No officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer; provided that this provision shall not eliminate or limit the liability of an officer (a) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (b) for any act or omission not in good faith or which involved intentional misconduct or a knowing violation of law, (c) for any transaction from which the officer derived an improper personal benefit or (d) for any action by or in the right of the Corporation. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended.
5.4.3 Any repeal or modification of this Article 5.4 shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, a director or officer of the Corporation existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal or modification.
5.5   Indemnification
The Corporation shall have the power to indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation. The Corporation shall indemnify any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation, any predecessor to the Corporation or any subsidiary or affiliate of the Corporation as and to the extent (and on the terms and subject to the conditions) set forth in the ~~bylaws of the Corporation~~ Bylaws or in any contract of indemnification entered into by the Corporation and any such person.
Neither any amendment nor repeal of this Article 5.5, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article 5.5, shall eliminate or reduce the effect of this Article 5.5 in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article 5.5, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

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Article 6.   SPECIAL MEETINGS OF THE STOCKHOLDERS; ACTION BY WRITTEN CONSENT
6.1   Special Meetings of the Stockholders
6.1.1 Called by the Corporation. ~~Except as otherwise required by applicable law,~~ Special meetings of the stockholders of the Corporation for any purpose or purposes may be called ~~only~~ by: (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, (iii) the President ~~or~~, (iv) the Board of Directors pursuant to a resolution~~s~~ adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies~~, and no stockholder or any group thereof shall have the right to call a special meeting of the stockholders~~ or (v) the Secretary of the Corporation at the written request of one or more stockholders of record pursuant to Article 6.1.2.
~~6.2 Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be affected by a duly called annual or special meeting of the stockholders ad may not be effected by any consent in writing by such stockholders.~~
6.1.2 At the Request of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock or any series thereof, this Article 6.1.2 is the exclusive means by which one or more stockholders of the Corporation may request the calling of a special meeting of stockholders of the Corporation. Special meetings of stockholders of the Corporation shall be called by the Secretary of the Corporation at the written request of one or more stockholders of record that collectively (x) Own (as defined below) shares representing at least 15% (the “Requisite Percentage”) of the outstanding shares of the capital stock of the Corporation entitled to vote on the matter or matters proposed to be brought before the proposed special meeting and (y) have Owned the Requisite Percentage of such shares for at least 365 consecutive days prior to the date of such request (the “Requisite Holding Period”), provided that a special meeting called at the request of one or more stockholders (a “Stockholder Requested Special Meeting”) shall be called by the Secretary of the Corporation only if the stockholder(s) requesting such meeting provide the information required by this Article 6.1.2 regarding such stockholder(s) and the proposed special meeting and otherwise comply with this Article 6.1.2. In order for a Stockholder Requested Special Meeting to be required to be called by the Secretary of the Corporation, one or more valid written requests for a special meeting (individually or collectively, a “Special Meeting Request”) signed and dated by stockholders of record that have collectively Owned the Requisite Percentage of the outstanding shares of the capital stock of the Corporation entitled to vote on the matter or matters proposed to be brought before the proposed special meeting for the Requisite Holding Period (or their duly authorized agents), must be delivered to and received by the Secretary at the principal executive offices of the Corporation (the date of such receipt, the “Request Receipt Date”) and must be accompanied by:
6.1.2.1 with respect to any nomination of director(s) to the Board of Directors or any other business proposed to be presented at any Stockholder Requested Special Meeting, the same information described in Section 2.6 of the Bylaws, including certain identifying information, representations and agreements and, with respect to any nomination of director(s) to the Board of Directors, any completed and signed questionnaire, representation and agreement that would be required by Section 2.6 of the Bylaws; and
6.1.2.2 (a) as to each stockholder of record signing such Special Meeting Request, or if such stockholder of record is a nominee or custodian, the beneficial owner(s) on whose behalf such Special Meeting Request is signed, an affidavit by each such person (x) stating the number of shares of capital stock of the Corporation that it has Owned for the Requisite Holding Period as of the date such Special Meeting Request was signed and (y) agreeing to (I) continue to Own such number of shares of capital stock of the Corporation through the date of the Stockholder Requested Special Meeting and (II) update and supplement such affidavit as of the record date for the Stockholder Requested Special Meeting (such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for such Stockholder Requested Special Meeting) and as of the date that is no more than ten business days prior to the date of the Stockholder Requested Special Meeting (such update and supplement shall be delivered to the Secretary at the principal executive offices of the

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Corporation not later than five business days prior to the date of such Stockholder Requested Special Meeting); provided that in the event of any decrease in the number of shares of capital stock of the Corporation entitled to vote on the matter or matters proposed to be brought before the Stockholder Requested Special Meeting that has been Owned for the Requisite Holding Period by such person at any time before the Stockholder Requested Special Meeting, such person’s Special Meeting Request shall be deemed to have been revoked with respect to such shares of capital stock of the Corporation comprising such reduction and shall not be counted towards the calculation of the Requisite Percentage, and (b) as to any stockholder or beneficial owner who has solicited other stockholders to request the special meeting, the information described in Section 2.6 of the Bylaws as to such stockholder or beneficial owner.
6.1.3 One or more written requests for a special meeting delivered to the Secretary of the Corporation shall constitute a valid Special Meeting Request only if each such written request satisfies the requirements of this Article 6.1 and has been dated and delivered to the Secretary of the Corporation at the principal executive offices of the Corporation within 60 days of the earliest dated of such requests. If the stockholder of record signing the Special Meeting Request is a nominee or custodian on behalf of a beneficial owner, such Special Meeting Request shall not be valid unless documentary evidence is supplied to the Secretary of the Corporation at the time of delivery of such Special Meeting Request of such signatory’s authority to execute the Special Meeting Request on behalf of such beneficial owner. The determination of the validity of a Special Meeting Request shall be made by the Board of Directors, which determination shall be conclusive and binding on the Corporation and the stockholders. Notwithstanding anything to the contrary herein, a Special Meeting Request shall not be valid if: (1) the Special Meeting Request does not comply with this Article 6.1 or the Bylaws, (2) such Special Meeting Request relates to an item of business that is not a matter on which stockholders are authorized to act under, or that involves a violation of, applicable law, (3) the Request Receipt Date occurs during the period commencing 150 days prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders for the preceding year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, (4) the purpose(s) specified in the Special Meeting Request relates to an item of business that is the same or substantially similar (as determined by the Board of Directors, which determination shall be conclusive and binding on the Corporation and the stockholders, a “Similar Item”) to an item of business that was presented at any meeting of stockholders held within the 120 days prior to the Request Receipt Date, or (5) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called or that is called for a date within 120 days of the Request Receipt Date. For the avoidance of doubt, the nomination, election or removal of Directors will be deemed to be a Similar Item with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. Except as otherwise provided by law, in the case of a Stockholder Requested Special Meeting, the Chairperson of the Board of Directors shall have the power and duty (i) to determine whether any business proposed to be brought before the meeting was proposed in accordance with the procedures set forth in this Article 6.1 and (ii) if any proposed business was not proposed in compliance with this Article 6.1 or the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.
6.1.4 Any special meeting of stockholders shall be held at such date and time as may be fixed by the Board of Directors in accordance with the Bylaws and in compliance with the DGCL as the same exists or may hereafter be amended; provided, however, that a Stockholder Requested Special Meeting shall be called for a date not more than 120 days after the Request Receipt Date with respect to the last Special Meeting Request related to such Stockholder Requested Special Meeting (or, in the case of any litigation related to the validity of the requests for a Stockholder Requested Special Meeting, 120 days after the resolution of such litigation).
6.1.5 Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request(s) related to such meeting and (ii) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the meeting.

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If none of the stockholders who submitted the Special Meeting Request, or their Qualified Representatives (as defined below), appears at the Stockholder Requested Special Meeting to present the matters to be presented for consideration that were specified in the Special Meeting Request(s), the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
6.1.6 For purposes of this Fourth Amended and Restated Certificate of Incorporation, to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction or electronic transmission of the writing) delivered to the Corporation prior to the presentation of such matters at the meeting stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders. For the purposes of this Article 6.1, a stockholder or beneficial owner shall be deemed to “Own” only those shares of outstanding capital stock of the Corporation as to which such person possesses both (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) sold by such person or any of its Affiliates (as defined below) in any transaction that has not been settled or closed, (B) borrowed by such person or any of its Affiliates for any purposes or purchased by such person or any of its Affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such person or any of its Affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised would have the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such person’s or Affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or Affiliate. A stockholder or beneficial owner shall “Own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic interest in the shares. A person shall be deemed to continue to Own shares during any period in which the person has loaned such shares provided that the person has the power to recall such loaned shares on five business days’ (or less) notice, and has delegated any voting power only by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the person. The determination of the extent to which a stockholder or beneficial owner “Owns” any shares of capital stock for these purposes shall be made by the Board of Directors, which determination shall be conclusive and binding on the Corporation and the stockholders. The terms “Owned,” “Ownership” and other variations of the word “Own” shall have a corresponding meaning. As used in this Fourth Amended and Restated Certificate of Incorporation, the term “Affiliate(s)” shall have the meaning attributed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
6.2 Action by Written Consent.   All actions required or permitted to be taken by stockholders at an annual or special meeting of stockholders of the Corporation may be effected without a meeting by written consent of the holders of capital stock of the Corporation entitled to vote as of the record date of the written consent; provided, that no such action may be effected except in accordance with the provisions of this Article 6.2.
6.2.1.   Request for Record Date.   The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article 6.2. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary of the Corporation and delivered to the Corporation at its principal executive offices and signed by stockholders of record at the time of the request who have collectively Owned at least the Requisite Percentage of the outstanding shares of the capital stock of the Corporation entitled to vote on the matter or matters proposed to be brought before the proposed special meeting for at least the Requisite Holding Period, request that a record date be fixed for such purpose. Such request must contain the information set forth in Article 6.2.2. Following receipt of such request, the

CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-7

Board of Directors shall, by the later of (i) 20 days after the Corporation’s receipt of such request and (ii) five days after delivery of any information requested by the Corporation to determine the validity of any such request or whether the action to which such request relates may be effected by written consent of stockholders in lieu of a meeting, determine the validity of such request and whether such request relates to an action that may be taken by written consent of stockholders in lieu of a meeting pursuant to this Article 6.2 and applicable law and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date upon which such resolution is adopted. If (x) the request required by this Article 6.2.1 has been determined to be valid and to relate to an action that may be effected by written consent pursuant to this Article 6.2 and applicable law or (y) no such determination shall have been made by the date required by this Article 6.2.1, and in either event no record date has been fixed by the Board of Directors, the record date shall be the first date on which a signed written consent relating to the action taken or proposed to be taken by written consent is delivered to the Corporation in the manner described in Article 6.2.4; provided that if prior action by the Board of Directors is required under the provisions of the DGCL, the record date shall be at the close of business on the day on which the Board of Directors adopt the resolution taking such prior action.
6.2.2   Notice Requirements.   The request required by Article 6.2.1 must be delivered by stockholders of record with a combined Ownership at least the Requisite Percentage of the outstanding shares of the capital stock of the Corporation entitled to vote on the matter or matters as of the date of such delivery (with written evidence of such Ownership included with the written notice making such request) and such stockholders must have held a combined Ownership of at least the Requisite Percentage for at least the Requisite Holding Period, must describe the action proposed to be taken by written consent of stockholders in lieu of a meeting and must contain such information and representations, to the extent applicable, required by Section 2.6 of the Bylaws (relating to advance notice of stockholder nominations or business proposals to be submitted at a meeting of stockholders) as though such stockholder or stockholders were intending to make a nomination or to bring a business proposal before a meeting of stockholders (other than a proposal permitted to be included in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act), including, without limitation, all such information regarding the stockholder or stockholder(s) making the request required by Article 6.2.1, the beneficial owner or beneficial owners, if any, on whose behalf the request is made, and the text of the proposal(s) (including the text of any resolutions to be adopted by written consent of stockholders and the language of any proposed amendment to the Bylaws). The Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by the Corporation, including such information as may be requested to determine the validity of the request and to determine whether such request relates to an action that may be effected by written consent of stockholders in lieu of a meeting under this Article 6.2 and applicable law. In connection with an action or actions proposed to be taken by written consent in accordance with this Article 6.2 and applicable law, the stockholder(s) seeking such action or actions shall further update and supplement the information previously provided to the Corporation in connection therewith, if necessary, in the same manner required by the Bylaws.
6.2.3   Actions Which May Be Taken by Written Consent.   Stockholders are not entitled to act by written consent if (i) the request to act by written consent made pursuant to Article 6.2.1 (x) does not comply with this Article 6.2, (y) was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law or (z) relates to an item of business that is not a matter on which stockholders are authorized to act under, or that involves a violation of, applicable law; (ii) any such request is received by the Corporation during the period commencing 150 days prior to the first anniversary of the date of the Corporation’s proxy statement released to stockholders for the preceding year’s annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (iii) a Similar Item was presented at any meeting of stockholders held within the 120 days prior to the request to act by written consent; or (iv) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called or that is called for a date within 120 days of the request to act by written consent.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-8

6.2.4   Manner of Consent Solicitation.   Stockholders may take action by written consent only if consents are solicited by the stockholder(s) seeking to take action by written consent of stockholders in accordance with this Article 6.2 and applicable law from all holders of capital stock of the Corporation entitled to vote on the matter.
6.2.5   Date of Consent.   Every written consent purporting to take or authorize the taking of corporate action (a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by Article 6.2.6 and applicable law, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.
6.2.6   Delivery of Consents.   Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery must be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of Consents, the Secretary or such other officer of the Corporation as the Board of Directors may designate shall provide for the safe-keeping of such Consents and any related revocations and shall promptly conduct such ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the Secretary or such other officer, as the case may be, deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent. If after such investigation the Secretary or such other officer of the Corporation as the Board of Directors may designate shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. ln conducting the investigation required by this Article 6.2.6, the Secretary or such other officer of the Corporation as the Board of Directors may designate may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.
6.2.7   Effectiveness of Consent.   Notwithstanding anything in this Fourth Amended and Restated Certificate of Incorporation to the contrary, no action may be taken by the stockholders by written consent except in accordance with this Article 6.2 and applicable law. If the Board of Directors shall determine that any request to fix a record date or to take stockholder action by written consent was not properly made in accordance with, or relates to an action that may not be effected by written consent pursuant to, this Article 6.2 or applicable law, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article 6.2 or applicable law, then the Board of Directors shall not be required to fix a record date in respect of such proposed action, and any such purported action by written consent shall be null and void. No action by written consent without a meeting shall be effective until such date as the Secretary or such other officer of the Corporation as the Board of Directors may designate certifies to the Corporation that the Consents delivered to the Corporation in accordance with Article 6.2.6 represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with the DGCL and this Fourth Amended and Restated Certificate of Incorporation.
6.2.8   Board-Solicited Stockholder Action by Written Consent.   Notwithstanding anything to the contrary set forth above, (i) none of the foregoing provisions of this Article 6.2 shall apply to any solicitation of stockholder action by written consent in lieu of a meeting by or at the direction of the Board of Directors and (ii) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.
6.2.9   Challenge to Validity of Consent.   Nothing contained in this Article 6.2 shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after

CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-9

such certification by the Secretary of the Corporation or such other officer of the Corporation as the Board of Directors may designate or to prosecute or defend any litigation with respect thereto.
Article 7.   COMPROMISE OR ARRANGEMENTS
Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
Article 8.   FORUM
8.1   Exclusive Forum for Adjudication of Disputes.
Unless the Board of Directors or one of its committees otherwise approves, in accordance with Section 141 of the DGCL, this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation and the ~~bylaws of the Corporation~~ Bylaws, to the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware also does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation or the ~~bylaws of the Corporation~~ Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation or the ~~bylaws of the Corporation~~ Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”).
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against the Corporation or any director or officer of the Corporation.
8.2   Personal Jurisdiction.
If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with ~~Section~~ Article 8.1 above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior approval of the Board of Directors or one of its committees in the manner described in ~~Section~~ Article 8.1 above, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce ~~Section~~ Article 8.1 above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-10

8.3   Notice and Consent.
Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 8 and waived any argument relating to the inconvenience of the forums referenced above in connection with any Covered Proceeding.
Article 9.   AMENDMENT OF BYLAWS
In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the ~~bylaws of the Corporation~~ Bylaws by an affirmative vote of at least a majority of the directors then in office. The ~~bylaws of the Corporation~~ Bylaws may also be adopted, amended or repealed upon the affirmative vote of the holders of at least a majority of the outstanding stock entitled to vote thereon, voting together as a single class; provided, however, that no bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such bylaws had not been adopted.
Article 10.   RESERVATION OF RIGHT TO AMEND CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (including any Preferred Stock certificate of designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of any nature conferred upon stockholders, directors, or any other persons by and pursuant to this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article 10.
Article 11.   SEVERABILITY
If any provision or provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.
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CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-11

IN WITNESS WHEREOF, Civitas Resources, Inc. has caused this ~~Third~~ Fourth Amended and Restated Certificate of Incorporation to be executed by its ~~President and Chief Executive Officer~~ Chief Legal Officer and Secretary who hereby certifies that the facts hereinabove stated are truly set forth, this Date: [•], 202[•].
CIVITAS RESOURCES, INC.
By:
Name:
Travis L. Counts

Title:
Chief Legal Officer and Secretary

CIVITAS RESOURCES, INC. 2023 Proxy Statement	A-12

CIVITAS RESOURCES, INC.C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 31, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CIVI2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 31, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:THIS PROXY CARD IS VALID ONLY WHEN SIGNED
AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To elect nine directors named in this proxy statement to our board of directors;Nominees 000 09) Jeffrey E. WojahnPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.comCIVITAS RESOURCES, INC.Annual Meeting of Stockholders June 1, 2023 12:00 Noon (MDT)The Annual Meeting of Stockholders of the Company to be held June 1, 2023The undersigned hereby appoints Travis L. Counts and Marianella Foschi, and each of them with the power to act without the other and with the power of substitution as proxies and attorneys-in-fact, and hereby authorizes them to represent and to vote, as provided on the other side, all of the shares of Civitas Resources, Inc. common stock which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 1, 2023, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy will be voted FOR the election of the nominees under Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6, FOR Proposal 7, FOR Proposal 8 and FOR Proposal 9 and in the discretion of the proxies with respect to such other business as may properly come before the meeting, including concerning any adjournment of the meeting.Continued and to be signed on reverse side